UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22110

AdvisorShares Trust
(Exact name of registrant as specified in charter)

2 Bethesda Metro Center, Suite 1330

Bethesda, Maryland 20814
(Address of principal executive offices) (Zip code)

Dan Ahrens

2 Bethesda Metro Center, Suite 1330

Bethesda, Maryland 20814
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-877-843-3831

Date of fiscal year end: June 30

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ADVISORSHARES TRUST

2 Bethesda Metro Center
Suite 1330
Bethesda, Maryland 20814
www.advisorshares.com
877.THE.ETF1

Annual Report

June 30, 2013

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ADVISORSHARES TRUST
Manager’s Discussion and Analysis

June 30, 2013

Thank you for being a shareholder of AdvisorShares ETFs. Our goal is to allow investors access to what we believe are great portfolio managers with compelling investment strategies in an innovative format that provides transparency, intra-day liquidity, and an efficient operating structure. We are pleased to offer you our 2013 annual report.

As you can see from the chart below, we have continued to increase the number of ETFs we offer as well as our overall assets under management during this fiscal year.

During this past year, we launched the following actively managed ETFs:

•	RRGR — AdvisorShares Global Alpha & Beta ETF (Fundamental Global Equity Strategy)
•	QEH — AdvisorShares QAM Equity Hedge ETF (Long-Biased Long/Short Equity Strategy)
•	VEGA — AdvisorShares STAR Global Buy-Write ETF (Multi-Asset Total Return Strategy)
•	DBIZ — AdvisorShares Pring Turner Business Cycle ETF (Multi-Asset Strategic Strategy)
•	MINC — AdvisorShares Newfleet Multi-Sector Income ETF (Multi-Sector Income Strategy)

In June of 2013, the Board of Trustees made the decision to close the AdvisorShares Rockledge SectorSAM ETF (SSAM). We carefully review the entire AdvisorShares actively managed ETF suite on an ongoing basis, and determined that it was in the best interest of shareholders to close SSAM due to its performance and associated costs. As a leading innovator of actively managed ETFs, we remain steadfastly committed to providing a diversified line-up of alternative and core strategies to help investors realize their financial goals.

As of June 30th, 2013, AdvisorShares offers the largest number of actively managed ETFs in the market. We continue to see investors utilize the strategies and potential benefits that active ETFs provide as a part of their overall asset allocation. We look forward to continue offering new innovative managers and strategies to the market place. We appreciate the trust and confidence that you, our shareholders, have given to us.

Best Regards,

/s/ Noah Hamman

Noah Hamman
CEO, AdvisorShares Investments

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. ADRs are subject to the risk of change in political or economic conditions and exchange rates in foreign countries. Certain funds may participate in leveraged transactions to include selling securities short which creates the risk of magnified capital losses. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions, and may lower the Fund’s return or result in a loss. There is no guarantee that the individual Funds’ will achieve the stated investment objectives. The risks associated with each Fund include the risks associated with the underlying ETFs, which can result in higher volatility, and are detailed in each Fund’s prospectus and on each Fund’s webpage.

The views in this report were those of the Fund’s CEO as of June 30, 2013 and may not reflect his views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice.

ADVISORSHARES TRUST
AdvisorShares Accuvest Global Long Short ETF (AGLS)

The performance of world markets in fiscal 2013 has been a tale of two markets. The second half of 2012 was characterized by a general positive trend in world markets, coupled with strong performance by a broad group of countries. 2013 year to date has been exactly the opposite. The MSCI All Country World Index was up 6.05%, but only 3 countries in our universe (Japan, US, Switzerland) have outperformed the index. The average country is down over 2.60%, which creates a much more difficult environment for creating alpha in country selection.

The AdvisorShares Accuvest Global Long Short ETF (NYSE Arca: AGLS) performed at the lower end of our expectations for the strategy. This was due to three main factors: First, a significant underweight to US. Second, an overweight to emerging market countries, and Turkey in particular. Turkey suffered a large drawdown due to political unrest that started in mid-May. EM countries were only up 2.8% for the fiscal year, while the World index was up 18.58%. Third, from a factor perspective, the market was very narrow. A portfolio of countries with great fundamentals, strong momentum, and attractive valuations underperformed the market dramatically.

As part of our long/short strategy, AGLS will use swaps to initiate positions in the short side of our book. The use of swaps has two main benefits to the fund: First, it allows us to initiate short positions where the underlying is not available to short. In Fiscal 2013, this was the case in Spain, Italy and Chile. Second, it allows us to decrease the cost of a short position. For example, the cost to short EWP (Spain) in summer of 2013 was close to 6% annualized. By entering in to a swap agreement to be short the MSCI Spain index, we were able to lower that borrow cost to just over 2% annualized. The use of swaps allows us to increase our universe of short candidates, while potentially decreasing the costs of our short positions.

As we move forward in 2013, and in to 2014, we expect the narrow nature of the market (both in terms of return distribution as well as factor performance) to dissipate. This should create more a more favorable environment for country selection going forward.

Alpha is one of the most widely used measures of risk-adjusted performance. The number shows how much better or worse a fund performed relative to a benchmark.

A Swap is the exchange of two securities, interest rates, or currencies for the mutual benefit of the exchangers.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 9, 2010* to June 30, 2013

HISTORICAL PERFORMANCE
Total Return as of June 30, 2013

	1 Month	3 Month	Year to Date	1 Year	Since Inception 7/9/2010
AdvisorShares Accuvest Global Long Short ETF NAV	-1.53%	-3.66%	-2.89%	2.97%	-3.96%
AdvisorShares Accuvest Global Long Short ETF Market Price**	-0.90%	-3.13%	-2.35%	3.58%	-3.74%
MSCI World Index	-2.46%	0.65%	8.43%	18.58%	12.26%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 8.24% and the net expense ratio is 5.86%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Accuvest Global Opportunities ETF (ACCU)

The performance of world markets in fiscal 2013 has been a tale of two markets. The second half of 2012 was characterized by a general positive trend in world markets, coupled with strong performance by a broad group of countries. 2013 year to date has been exactly the opposite. The MSCI All Country World Index (ACWI) was up 6.05%, but only 3 countries in our universe (Japan, US, Switzerland) have outperformed the index. The average country is down over 2.60%, which creates a much more difficult environment for creating alpha in country selection.

Through the first 10½ months of the year, the AdvisorShares Accuvest Global Opportunities ETF (NYSE Arca: ACCU) was in line with the ACWI benchmark. However, in the last 6 weeks, the portfolio underperformed the benchmark. This was for 3 main reasons: First, a significant underweight to the US. Because our maximum portfolio weight to any single country is 25% in this portfolio, and the US has a benchmark weight north of 45%, we are always going to be structurally underweight the US. Second, we had a significant underweight in Turkey, which suffered a large drawdown due to political unrest. Third, from a factor perspective, the market was also very narrow. In particular, risk factors were the most heavily rewarded during the year. A portfolio of countries with great fundamentals, strong momentum, and attractive valuations underperformed the market dramatically.

As we move forward in 2013, and in to 2014, we expect the narrow nature of the market (both in terms of return dispersion as well as factor performance) to dissipate, and create a more favorable environment for country selection.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period January 25, 2012* to June 30, 2013

HISTORICAL PERFORMANCE
Total Return as of June 30, 2013

	1 Month	3 Month	Year to Date	1 Year	Since Inception 1/25/2012
AdvisorShares Accuvest Global Opportunities ETF NAV	-4.66%	-7.40%	-6.94%	9.25%	4.71%
AdvisorShares Accuvest Global Opportunities ETF Market Price**	-4.73%	-7.46%	-5.94%	9.18%	4.69%
MSCI AC World Index ex USA	-2.92%	-0.42%	6.05%	16.57%	11.27%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.79% and the net expense ratio is 1.77%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI AC World Index ex USA is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Cambria Global Tactical ETF (GTAA)

The AdvisorShares Cambria Global Tactical ETF (NYSE Arca: GTAA) was incepted on October 26, 2010. For the period from July 1, 2012 through June 30, 2013, GTAA had a return of 2.68%.

While it underperformed the S&P 500 Index, GTAA is a broadly diversified ETF that includes other asset classes beyond domestic equities, such as commodities, international equities, fixed income, and real estate. We believe that GTAA, over full market cycles, can provide its benefit in declining markets by assuming a defensive posture and utilizing cash as an alternative to its long positions.

Typically, volatile markets will have a negative impact on fund performance while trending markets will have a positive impact on fund performance. We have witnessed both markets during the fiscal year ended June 30, 2013, and thus positive and negative impacts to the performance of the fund across various holdings.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period October 26, 2010* to June 30, 2013

HISTORICAL PERFORMANCE
Total Return as of June 30, 2013

	1 Month	3 Month	Year to Date	1 Year	Since Inception 10/26/2010
AdvisorShares Cambria Global Tactical ETF NAV	-3.33%	-4.61%	-2.74%	2.68%	-0.53%
AdvisorShares Cambria Global Tactical ETF Market Price**	-3.13%	-4.46%	-0.37%	2.92%	-0.53%
S&P 500 Index	-1.34%	2.91%	13.82%	20.60%	14.46%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 1.41%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Global Alpha & Beta ETF (RRGR)

The AdvisorShares Global Alpha & Beta ETF (NYSE Arca: RRGR) NAV gained 4.07% for the six months ended June 30, 2013 and 9.16% since inception (July 10, 2012). The S&P 500 Index (a benchmark most fund holders will easily relate to) gained 13.82% for the first six months of 2013.

RRGR has generally lagged behind the S&P 500 Index for several reasons including underestimating the domestic market’s ability to rally in the face of subpar economic results when compared to past recoveries. It would have been better to have had more exposure to domestic equities earlier on. We have increased that exposure in recent weeks. Also acting as a drag has been the remarkable divergence this year between domestic equities and emerging market equities and to a lesser extent foreign developed markets.

The concept of global investing is clearly still valid but is subject to periods of both outperformance and underperformance and unfortunately this has been a period of underperformance.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 10, 2012* to June 30, 2013

HISTORICAL PERFORMANCE
Total Return as of June 30, 2013

	1 Month	3 Month	Year to Date	Since Inception 7/10/2012
AdvisorShares Global Alpha & Beta ETF NAV	-1.95%	-1.95%	4.07%	9.16%
AdvisorShares Global Alpha & Beta ETF Market Price**	-2.09%	-2.06%	4.79%	9.11%
S&P 500 Index	-1.34%	2.91%	13.82%	22.37%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.72% and the net expense ratio is 1.40%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Global Echo ETF (GIVE)

The AdvisorShares Global Echo ETF (NYSE Arca: GIVE) gained 7.54% from July 1, 2012 through June 30, 2013 on a Net Asset Value basis, and 7.43% during the same period on a Market Value basis. GIVE is a broadly diversified ETF that includes an active tactical strategy that can invest in inverse and bear market ETFs to potentially profit from market downturns, thus dampening overall portfolio volatility.

At inception (May 23, 2012), assets were divided equally among the four portfolio management teams which manage various strategies for GIVE. In the wake of the summer months’ strong equity returns, a decision was made to rebalance back to the initial allocation of 25% to each manager, which went into effect on November 1, 2012. No additional rebalancing moves were made.

Reflecting the market conditions, the equity managers delivered strong returns for the one-year period ending June 30, 2013, whereas the fixed income segment of the portfolio suffered slight losses. The long-short strategy posted a small but positive return.

We believe that over full market cycles, GIVE will achieve competitive risk-adjusted returns by actively adjusting from more defensive to more opportunistic positions.

An inverse ETF or “bear ETF” is an ETF that is constructed by using various derivatives for the purpose of profiting from a decline in the value of an underlying benchmark.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period May 23, 2012* to June 30, 2013

HISTORICAL PERFORMANCE
Total Return as of June 30, 2013

	1 Month	3 Month	Year to Date	1 Year	Since Inception 5/23/2012
AdvisorShares Global Echo ETF NAV	-0.98%	1.04%	5.84%	7.54%	8.35%
AdvisorShares Global Echo ETF Market Price**	-0.95%	0.76%	5.62%	7.43%	8.62%
MSCI World Index	-2.46%	0.65%	8.43%	18.58%	21.25%
Barclays Capital U.S. Aggregate Bond Index	-1.55%	-2.32%	-2.44%	-0.69%	-0.18%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 1.70%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Madrona Domestic ETF (FWDD)

The AdvisorShares Madrona Domestic ETF (NYSE Arca: FWDD) outperformed the S&P 500 Index benchmark by nearly 8.0% for the fiscal year ending June 30, 2013. FWDD gained 28.37% on a Net Asset Value basis, and 28.52% on a Market Price basis, compared to a gain of 20.60% for the S&P 500 Index. Outperformance was seen in each of the 10 sectors including significant outperformance in Information Technology, Energy, Financials, and Consumer Discretionary.

U.S. Equities valuations have rapidly reverted to long-term historical averages in 2013 due to the rapid growth of prices. Investors took advantage of price increases across the board in the U.S. Equities space thus far in 2013 as stock market barometer indices continue to break all-time highs. As we move forward we believe that qualitative investing will be necessary to take advantage of opportunities in the market. We feel FWDD by nature is positioned to take advantage of these undervalued opportunities, while maintaining a material allocation to each sector and a broadly balanced diversified portfolio overall. Because price to earnings ratios do not paint the whole picture to evaluate a stock, the strategy incorporates the forward-looking long-term growth of earnings to rank each security within the basket. Additionally, companies with no or negative growth of earnings are eliminated from the portfolio.

Price to earnings (P/E) ratio is a valuation ratio of a company's current share price compared to its per-share earnings.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 21, 2011* to June 30, 2013

HISTORICAL PERFORMANCE
Total Return as of June 30, 2013

	1 Month	3 Month	Year to Date	1 Year	Since Inception 6/21/2011
AdvisorShares Madrona Domestic ETF NAV	-1.07%	4.12%	17.05%	28.37%	13.96%
AdvisorShares Madrona Domestic ETF Market Price**	-1.10%	4.12%	16.96%	28.52%	13.96%
S&P 500 Index	-1.34%	2.91%	13.82%	20.60%	14.44%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.46% and the net expense ratio is 1.25%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Madrona Global Bond ETF (FWDB)

The AdvisorShares Madrona Global Bond ETF (NYSE: Arca: FWDB) performed better than the Barclays Capital U.S. Aggregate Bond Index benchmark by 0.56% for the fiscal year ending June 30, 2013 despite a slightly negative price return for the period. FWDB gained 0.20% on a Net Asset Value basis, and lost -0.13% on a Market Price basis, compared to a loss of -0.69% for the Barclays Capital U.S. Aggregate Bond Index.

The bond market has continued to slide in 2013 as yields have dramatically risen as fears over Bernanke’s comments on improvements in the economy sparked a sell-off. Opportunities in overbought sectors such as U.S. High Quality Corporate and U.S. High Yield Corporate bonds have quickly diminished as a whole. This slide however has created opportunity in oversold portions of the market including Emerging Market Sovereign Debt and Emerging Market Corporate Debt as these areas continue to have some of the strongest balance sheets in the world.

There remains significant money on the sidelines in Certificates of Deposits (CDs), money markets and U.S. Treasuries and we expect as rates begin to normalize the bond market will rebound.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 21, 2011* to June 30, 2013

HISTORICAL PERFORMANCE
Total Return as of June 30, 2013

	1 Month	3 Month	Year to Date	1 Year	Since Inception 6/21/2011
AdvisorShares Madrona Global Bond ETF NAV	-3.00%	-3.94%	-4.06%	0.20%	2.84%
AdvisorShares Madrona Global Bond ETF Market Price**	-3.20%	-4.25%	-4.41%	-0.13%	2.65%
Barclays Capital U.S. Aggregate Bond Index	-1.55%	-2.32%	-2.44%	-0.69%	2.99%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.30% and the net expense ratio is 1.26%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Madrona International ETF (FWDI)

The AdvisorShares Madrona International ETF (NYSE Arca: FWDI) performed well for the fiscal year ending June 30, 2013 despite trailing its MSCI EAFE Index benchmark for the period. FWDI gained 15.24% on a Net Asset Value basis, and 14.86% on a Market Price basis, compared to a gain of 18.62% for the MSCI EAFE Index.

The portfolio has been hindered by a poor 1st half of 2013 in Emerging Markets which has accounted for much of the portfolio’s underperformance against the benchmark, since the MSCI EAFE Index does not hold Emerging Market positions. Our research points to attractive valuations in Emerging Market positions against their Developed Market counterparts and we believe this portion of the portfolio to provide a valuable upside moving forward. We believe FWDI by nature is positioned to take advantage of opportunities across the International equity space, while maintaining a broad mix of holdings across both developed and emerging markets. As of the fiscal year-end, FWDI has exposure to 37 ex-U.S. countries, of which 12 of them are considered emerging markets.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 21, 2011* to June 30, 2013

HISTORICAL PERFORMANCE
Total Return as of June 30, 2013

	1 Month	3 Month	Year to Date	1 Year	Since Inception 6/21/2011
AdvisorShares Madrona International ETF NAV	-4.92%	-3.00%	-0.21%	15.24%	-1.20%
AdvisorShares Madrona International ETF Market Price**	-4.96%	-3.04%	-0.04%	14.86%	-1.25%
MSCI EAFE Index	-3.55%	-0.98%	4.10%	18.62%	3.19%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.54% and the net expense ratio is 1.25%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Meidell Tactical Advantage ETF (MATH)

The AdvisorShares Meidell Tactical Advantage ETF (NYSE Arca: MATH) gained 13.81% for the year ending June 30, 2013 while the S&P 500 Index gained 20.60% over the same period. The fund began the period being primarily out of the stock market following the May 2012 decline, however, the fund’s reentry signals did not allow the fund to become reinvested until early August 2012. As a result, the fund did not participate in the market rally during the July to early August time period which put its performance at a disadvantage for the year. However, the fund’s reallocation to U.S. small-caps and foreign equities in the fall allowed the fund to make up for some lost ground. Another timely move by the fund was the reallocation away from foreign equities in early February and into a U.S. equity concentrated portfolio.

Although the fund’s reallocation to the safety of bonds and cash have at times caused the fund to underperform the S&P 500 Index, since the fund’s launch, the portfolio has achieved a beta of 0.40 while generating an alpha of 1.26. The fund is designed to outperform the stock market over a complete market cycle by avoiding large drawdowns through a unique fund selection process designed to overweight outperforming assets classes while under weighting or eliminating those that are underperforming.

Alpha is one of the most widely used measures of risk-adjusted performance. The number shows how much better or worse a fund performed relative to a benchmark.

Beta is the measure of an asset's risk in relation to the market.

Drawdown is the peak-to-trough decline during a specific record period of an investment or a fund.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 23, 2011* to June 30, 2013

HISTORICAL PERFORMANCE
Total Return as of June 30, 2013

	1 Month	3 Month	Year to Date	1 Year	Since Inception 6/23/2011
AdvisorShares Meidell Tactical Advantage ETF NAV	-1.46%	0.28%	9.59%	13.81%	6.90%
AdvisorShares Meidell Tactical Advantage ETF Market Price**	-1.39%	0.35%	10.68%	12.33%	6.96%
S&P 500 Index	-1.34%	2.91%	13.82%	20.60%	14.08%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 3.92% and the net expense ratio is 1.58%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Newfleet Multi-Sector Income ETF (MINC)

The AdvisorShares Newfleet Multi-Sector Income ETF (NYSE Arca: MINC) incepted on March 19, 2013, so it has less than one full year of operational history. Performance in the fund as of June 30, 2013 was slightly ahead of its benchmark, the Barclays Capital U.S. Aggregate Bond Index. Since inception, MINC lost -1.42% on a Net Asset Value basis and -1.48% on a Market Price basis, compared with a loss of -2.24% for the Barclays Capital U.S. Aggregate Bond Index. The Fund’s strong relative performance compared to the bond market was due to the fund’s allocation to high yield bank loans and residential mortgage backed securities.

High yield bank loans benefited from a combination of factors including solid fundamentals, shorter duration, low interest rate sensitivity, low defaults, and relative yield advantage to other fixed income sectors. Bank loan technicals were particularly strong during the quarter with heavy flows into mutual funds, strong Collateralized Loan Obligation (CLO) formation, and a thin forward calendar.

The funds allocation to residential mortgage backed securities contributed to performance as demand stemming from the need to reinvest pay downs and limited new supply coupled with improving housing metrics, short duration, and firm credit fundamentals were cause for outperformance during the quarter.

Over the quarter, we continued to invest cash, primarily focusing on the addition of bank loans, corporate high yield bonds, and commercial mortgage backed securities, seeking to take advantage of higher yields and wider spreads.

Duration is the change of a fixed income security that will result from a 1% change in interest rate.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period March 19, 2013* to June 30, 2013

HISTORICAL PERFORMANCE
Total Return as of June 30, 2013

	1 Month	3 Month	Since Inception 3/19/2013
AdvisorShares Newfleet Multi-Sector Income ETF NAV	-1.45%	-1.35%	-1.42%
AdvisorShares Newfleet Multi-Sector Income ETF Market Price**	-1.88%	-1.58%	-1.48%
Barclays Capital U.S. Aggregate Bond Index	-1.55%	-2.32%	-2.24%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.77% and the net expense ratio is 0.75%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Peritus High Yield ETF (HYLD)

The AdvisorShares Peritus High Yield ETF (NYSE Arca: HYLD) gained 12.58% for the period July 1, 2012 to June 30, 2013. From the summer of 2012 up until mid-May of 2013, the High Yield bond market saw steady run-up in prices, pushing yields to all-time lows in early May. HYLD outpaced the index as well as the large index-based High Yield ETFs during this period as many of the names in our portfolio more than caught up with the on-the-run names that had rallied in previous months.

In mid-May 2013, the market’s focus shifted to comments from the Fed and expectations for rising rates, at which time flows reversed and High Yield spreads widened. However, despite this backup, HYLD fared reasonably well as a result of its lower average duration and active management process. With our emphasis on credit selection and a more focused portfolio, HYLD has continued to experience lower volatility (as measured by standard deviation) relative to the index-based high yield ETFs. With active management, Peritus undertakes the fundamental work necessary to determine the credits’ viability and return prospects. We believe that this intensive research process, along with the potential yield advantage offered by HYLD, positions us well for the year ahead.

Duration is the change of a fixed income security that will result from a 1% change in interest rate.

Standard Deviation is applied to the annual rate of return of an investment to measure the investment's volatility. Standard deviation is used by investors as a gauge for the amount of expected volatility.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 1, 2010* to June 30, 2013

HISTORICAL PERFORMANCE
Total Return as of June 30, 2013

	1 Month	3 Month	Year to Date	1 Year	Since Inception 12/1/2010
AdvisorShares Peritus High Yield ETF NAV	-1.98%	0.29%	4.89%	12.58%	8.90%
AdvisorShares Peritus High Yield ETF Market Price**	-1.64%	-0.72%	3.50%	11.29%	8.42%
Barclays U.S. Corporate High Yield Index	-2.62%	-1.44%	1.42%	9.49%	9.21%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 1.35%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Barclays U.S. Corporate High Yield Index is an unmanaged index considered representative of the universe of U.S. fixed rate, non investment grade debt. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Pring Turner Business Cycle ETF (DBIZ)

The AdvisorShares Pring Turner Business Cycle ETF (NYSE Arca: DBIZ) NAV gained 2.21% for the six months ended June 30, 2013 and 1.84% since inception December 18, 2012. The S&P 500 Index gained 13.82% for the first six months of 2013.

The fund has a pro-active asset allocation and sector rotation strategy designed to adapt to the ever-changing economy and financial markets that move through both good and bad cycles. During the course of a typical business cycle, the three main asset classes: bonds, stocks and commodities experience a cyclical peak and trough. This results in six turning points or “Stages”, each of which offers a different environment for optimum asset allocation.

Near fund inception and early in 2013 our business cycle stage work moved to “Stage 4” as defined by our proprietary barometers. This stage places us in the more inflationary part of the business cycle and one that historically is unfavorable towards bonds but favors stocks in the industrial, material, energy and metal sectors. So far in the current stage, performance has been somewhat uneven as certain energy and industrials themes in the portfolio have done well while the material and metal sectors have so far underperformed. The fund is continuously re-shaped to take into account the current stage while also incorporating the fund manager’s intermediate term market outlook. Another feature of the fund is to focus exposure on higher quality companies showing good value and generating dividend income as an important layer of risk management.

The combination of a top down process (business cycle analysis) with bottom up individual security selection (fundamental analysis) strives to provide solid upside potential with many layers of risk management. DBIZ is designed as a core total return multi-asset fund for conservative investors.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 18, 2012* to June 30, 2013

HISTORICAL PERFORMANCE
Total Return as of June 30, 2013

	1 Month	3 Month	Year to Date	Since Inception 12/18/2012
AdvisorShares Pring Turner Business Cycle ETF NAV	-2.30%	-1.93%	2.21%	1.84%
AdvisorShares Pring Turner Business Cycle ETF Market Price**	-2.30%	-1.89%	1.96%	1.88%
S&P 500 Index	-1.34%	2.91%	13.82%	12.29%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.63% and the net expense ratio is 1.62%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares QAM Equity Hedge ETF (QEH)

The AdvisorShares QAM Equity Hedge ETF (NYSE: Arca: QEH) incepted on August 7, 2012, so it has less than a full year of operational history. QEH has returned 5.57% on a Net Asset Value basis and 5.36% on a Market Price basis since inception. Performance in the fund was slightly behind our benchmark, the HFRI Equity Hedge (Total) Index, but was still within the range of expectations for the strategy. As a hedge fund tracking product, our fund attempts to mirror the aggregate exposures of a global long/short equity hedge fund universe.

Our model has shown that the hedge funds have been cautiously optimistic during the 2013 rebound, and being globally represented, there have been slower recoveries overseas that have kept many of these managers from euphoria. We believe that as the US economy regains its pre-crisis strength, foreign developed and emerging markets will lead our returns higher. QEH is a diversified and moderately net exposed portfolio providing a lower volatility approach to global equity markets that we believe can produce superior risk adjusted returns over time.

QEH utilized swaps for two primary purposes: First, to gain access to market indices and ETFs that did not trade in the U.S. Second, to gain access to some niche areas where our individual positions would have been very small and where the smaller positions would have increased our overall position count.

The qualitative impact to overall performance for QEH, we believe, has been positive, as we have been able to gain exposure to markets that are needed for QEH to more closely track the HFRI Equity Hedge Index. Without these exposures, our tracking error would be larger.

A Swap is the exchange of two securities, interest rates, or currencies for the mutual benefit of the exchangers.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period August 7, 2012* to June 30, 2013

HISTORICAL PERFORMANCE
Total Return as of June 30, 2013

	1 Month	3 Month	Year to Date	Since Inception 8/7/2012
AdvisorShares QAM Equity Hedge ETF NAV	-2.09%	-1.28%	2.34%	5.57%
AdvisorShares QAM Equity Hedge ETF Market Price**	-2.39%	-1.50%	2.73%	5.36%
HFRI Equity Hedge Index	-1.41%	0.39%	5.34%	N/A ***

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 1.64%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.
***	Benchmark performance available on a month-end basis only. For the period 8/31/2012 through 6/30/2013, the HFRI Equity Hedge Index returned 9.10%.

The HFRI Equity Hedge Index is a fund-weighted index of select hedge funds focusing on Equity Hedge strategies. Equity Hedge investing consists of a core holding of long equities hedged at all times with short sales of stocks and/or stock index options. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Ranger Equity Bear ETF (HDGE)

The AdvisorShares Ranger Equity Bear ETF (NYSE: ARCA: HDGE) lost -30.69% on a Net Asset Value basis and -30.76% on a Market Price basis in the one year period ending June 30, 2013, compared with a gain of the S&P 500 Index of 20.60%. As a short-only investment vehicle HDGE seeks to outperform peers and relevant benchmarks on a relative basis during bull markets. During down markets and/or highly volatile market conditions characterized by fear and uncertainty, HDGE seeks to generate positive results and outperform peers and relevant benchmarks on both a relative and absolute basis.

After the commencement of the Fund’s fiscal year (July 1, 2012), the Federal Reserve began a new phase of quantitative easing, which pushed the market moderately higher. Market sentiment remained overly bullish, while market volume was largely anemic, creating a bearish divergence for the move. Expected changes in tax policy pushed many high dividend paying stocks lower. However, the HDGE managers avoid shorting high dividend paying securities unless they believe there is a strong possibility of a dividend cut, partially leading to an under-performance. By the beginning of the third fiscal quarter (January 1, 2013), sentiment had reached extremes and HDGE out-performed as many of its holdings announced quarterly results that were below expectation. In the quarter beginning April 1, 2013, mid-capitalization stocks rebounded, which led to under-performance regarding HDGE’s focus on shorting large cap securities.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period January 27, 2011* to June 30, 2013

HISTORICAL PERFORMANCE
Total Return as of June 30, 2013

	1 Month	3 Month	Year to Date	1 Year	Since Inception 1/27/2011
AdvisorShares Ranger Equity Bear ETF NAV	0.44%	-9.51%	-11.74%	-30.69%	-16.45%
AdvisorShares Ranger Equity Bear ETF Market Price**	0.31%	-9.67%	-11.69%	-30.76%	-16.47%
S&P 500 Index	-1.34%	2.91%	13.82%	20.60%	11.66%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 3.30%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.

**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares STAR Global Buy-Write ETF (VEGA)

The AdvisorShares STAR Global Buy Write ETF (NYSE Arca: VEGA) was incepted on September 17, 2012. For the period from inception through June 30, 2013, VEGA had a return of -4.80%. While it underperformed the MSCI World Index over this same period, VEGA is a broadly diversified ETF that includes other asset classes beyond domestic equities, such as precious metals, international equities, fixed income, and real estate. We believe that VEGA, over full market cycles, can provide its benefit in declining markets by harnessing volatility in the form of earned option premiums from covered calls and cash-secured puts, and utilizing cash as a strategic asset intended to be reinvested when levels of implied volatility on its constituent ETFs is higher than average.

VEGA sells covered call options on some or all of its ETF positions. In addition, cash secured puts are utilized on the Fixed Income ETFs when deemed appropriate in lieu of being long the ETF and selling covered calls. The fund also purchases out of the money put options when deemed inexpensive to do so. Options are utilized to generate income and help control risk. All options utilized are exchange traded. They included covered calls, cash secured puts, and long puts. Option strategies utilized by the fund are designed to minimize the risk of the overall portfolio. They are not utilized for speculation. Options currently represent approximately 3% of the fund value.

The period from inception through June 30, 2013 was characterized by large positive performance and low volatility in U.S. equity markets, and weakness in other asset classes, notably precious metals, emerging market equities, and fixed-income securities.

Typically, VEGA will benefit from volatile markets while participating less in strongly trending markets.

We have witnessed primarily the latter during the fiscal year ended June 30, 2013. Thus, while appreciating prices in the U.S. equity-based ETFs held in the Fund have had a positive impact on performance, this was offset by the relatively larger declines in other, non-equity ETFs.

An option is a privilege, sold by one party to another that gives the buyer the right, but not the obligation, to buy (call) or sell (put) a stock at an agreed upon price within a certain period or on a specific date. A covered call option involves holding a long position in a particular asset, in this case shares of an ETP, and writing a call option on that same asset with the goal of realizing additional income from the option premium. A put option is a contract that gives the owner of the option the right to sell a specified amount of the asset underlying the option at a specified price within a specified time.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 17, 2012* to June 30, 2013

HISTORICAL PERFORMANCE
Total Return as of June 30, 2013

	1 Month	3 Month	Year to Date	Since Inception 9/17/2012
AdvisorShares STAR Global Buy-Write ETF NAV	-2.48%	-4.99%	-4.22%	-4.80%
AdvisorShares STAR Global Buy-Write ETF Market Price**	-2.76%	-5.14%	-4.07%	-4.76%
MSCI World Index	-2.46%	0.65%	8.43%	8.72%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 2.01%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares TrimTabs Float Shrink ETF (TTFS)

The AdvisorShares TrimTabs Float Shrink ETF (NYSE Arca: TTFS) delivered a return of 20.28% in the first half of 2013, outperforming the S&P 500 Index by 6.46% and the Russell 3000 Index by 6.22%. TTFS outperformed both benchmarks in five of the past six months. Moreover, the ETF lost only -1.75% from May 22 through June 30, which is less than half of the losses on the S&P 500 Index or high dividend yield stocks. TTFS delivered attractive returns both before and after Fed Chairman Bernanke made a vague reference in June to the fact that the Fed will ease back on its quantitative easing program in the event that economic data improves- what became known as “tapering.”

Information Technology and Consumer Discretionary have the largest weights in the fund, and they were also the main drivers of the fund’s outperformance in June of 2013. Companies such as Gamestop (GME), Time Warner Cable (TWC), and Heartland Payment Systems (HPY) all delivered double-digit returns. Their equity float shrank an average of 5.90% in the first half of this year, while the overall float of the U.S. equity market expanded 2.05%. The performance of T-Mobile, one of the two companies the fund holds in Telecommunications (the other is AT&T), also showed the power of float shrink. T-Mobile’s equity float plunged 43.26% as a result of the merger with MetroPCS. After falling 30.24% on May 1 after the merger, the stock has gained 50.18% since.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period October 5, 2011* to June 30, 2013

HISTORICAL PERFORMANCE
Total Return as of June 30, 2013

	1 Month	3 Month	Year to Date	1 Year	Since Inception 10/5/2011
AdvisorShares TrimTabs Float Shrink ETF NAV	-0.22%	4.88%	20.28%	25.01%	30.21%
AdvisorShares TrimTabs Float Shrink ETF Market Price**	-0.19%	5.06%	20.51%	24.96%	30.36%
Russell 3000 Index	-1.30%	2.69%	14.06%	21.46%	26.14%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.34% and the net expense ratio is 0.99%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF (AADR)

The AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF (NYSE Arca: AADR) returned 14.30% from July 1, 2012 to the period ended June 30, 2013, underperforming the MSCI EAFE Index which returned 18.62%. (MSCI EAFE is an index and does not include management fees, which would reduce the underperformance of AADR).

Essentially all of AADR’s underperformance for the fiscal year ended June 30, 2013 occurred during the last six months of 2012. It began with anticipation of additional quantitative easing (QE) from the Federal Reserve, along with similarly accommodative actions from the European Central Bank, which drove the market higher, particularly in those areas to which AADR is least exposed. The Financials sector, the largest in the EAFE (and AADR’s single largest relative underweight position) was the best performer, finishing the calendar year with a 33.40% return, almost twice the index. In hindsight, this Financials run-up was not out of the blue: a good number of companies went into 2012 trading at discounts to book value that implied near-death circumstances. But with much of the worst-case scenario taken off the table (and much of the multiple expansions having taken place), we didn’t expect this environment to persist, and that turned out to be the case: the rally in banking shares and lower quality stocks evaporated early in 2013. A return to quality began, and was particularly notable in emerging markets (EM). To wit, even though one of the biggest stories of the first half of 2013 was how EM in general lagged developed markets (DM), quality EM companies (e.g., consumer) were a bright spot. Overall, these aspects of the environment were strong positives for the AADR’s style and performance in the first six months of 2013.

During wide ranging market environments like the last fiscal year, it’s tempting to obsess over the latest analysis on the European banking crisis, the slowdown in China, or the deteriorating growth conditions in the U.S. Let us suggest, though, that instead of that, WCM focused on exercising sound investment temperament and steadfastly remaining true to its investment process. As a result, once the credit-fueled rally of late 2012 played out, AADR did well. We believe more investors may choose this alpha-producing AADR over other index-based options especially when the market turns down, and when lower quality stocks are likely to see lackluster returns or, worse, significant declines.

Alpha is one of the most widely used measures of risk-adjusted performance. The number shows how much better or worse a fund performed relative to a benchmark.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 21, 2010* to June 30, 2013

HISTORICAL PERFORMANCE
Total Return as of June 30, 2013

	1 Month	3 Month	Year to Date	1 Year	Since Inception 7/21/2010
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF NAV	-3.35%	-1.04%	4.92%	14.30%	10.11%
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF Market Price**	-3.19%	-1.08%	5.02%	14.29%	10.08%
MSCI EAFE Index	-3.55%	-0.98%	4.10%	18.62%	8.42%
BNY Mellon Classic ADR Index	-3.58%	-2.05%	0.47%	15.07%	6.57%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 4.17% and the net expense ratio is 1.25%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. One cannot invest directly in an index.

The BNY Mellon Classic ADR Index combines the over the counter (OTC) traded ADRs with exchange-listed ADRs bringing transparency to the available universe of American Depositary Receipts, including those issued by many of the world's premier companies. One cannot invest directly in an index.

ADVISORSHARES TRUST

Shareholder Expense Examples

As a shareholder of the Fund, you incur transaction cost and ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an initial investment of $1,000 invested at January 1, 2013 and held for the period ended June 30, 2013.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses attributable to your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses for the period. You may use this information to compare the ongoing costs of investing in the Funds and other ETF funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value 1/1/2013	Ending Account Value 6/30/2013	Annualized Expense Ratio for the Period(1)	Expenses Paid
AdvisorShares Accuvest Global Long Short ETF
Actual	$1,000.00	$971.10	1.50%	$7.33
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,017.36	1.50%	$7.50
AdvisorShares Accuvest Global Opportunities ETF
Actual	$1,000.00	$942.20	1.25%	$6.02
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
AdvisorShares Cambria Global Tactical ETF
Actual	$1,000.00	$977.40	1.25%	$6.13
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
AdvisorShares Global Alpha & Beta ETF
Actual	$1,000.00	$1,044.70	1.25%	$6.34
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$7.51
AdvisorShares Global Echo ETF
Actual	$1,000.00	$1,059.20	1.50%	$7.66
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,017.36	1.50%	$7.50

ADVISORSHARES TRUST

Shareholder Expense Examples (continued)

Fund Name	Beginning Account Value 1/1/2013	Ending Account Value 6/30/2013	Annualized Expense Ratio for the Period(1)	Expenses Paid
AdvisorShares Madrona Domestic ETF
Actual	$1,000.00	$1,172.60	1.25%	$6.73
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
AdvisorShares Madrona Global Bond ETF
Actual	$1,000.00	$959.40	0.95%	$4.62
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.08	0.95%	$4.76
AdvisorShares Madrona International ETF
Actual	$1,000.00	$1,013.10	1.25%	$6.24
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
AdvisorShares Meidell Tactical Advantage ETF
Actual	$1,000.00	$1,105.30	1.35%	$7.05
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
AdvisorShares Newfleet Multi-Sector Income ETF(2)
Actual	$1,000.00	$985.80	0.75%	$2.10
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,011.99	0.75%	$2.13
AdvisorShares Peritus High Yield ETF
Actual	$1,000.00	$1,049.00	1.25%	$6.35
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
AdvisorShares Pring Turner Business Cycle ETF
Actual	$1,000.00	$1,022.10	1.49%	$7.47
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,017.41	1.49%	$7.45
AdvisorShares QAM Equity Hedge ETF
Actual	$1,000.00	$1,028.70	1.50%	$7.55
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,017.36	1.50%	$7.50
AdvisorShares Ranger Equity Bear ETF
Actual	$1,000.00	$882.60	1.61%	$7.52
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,016.81	1.61%	$8.05
AdvisorShares STAR Global Buy-Write ETF
Actual	$1,000.00	$959.00	1.85%	$8.99
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,015.62	1.85%	$9.25
AdvisorShares TrimTabs Float Shrink ETF
Actual	$1,000.00	$1,210.40	0.99%	$5.43
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.89	0.99%	$4.96
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF
Actual	$1,000.00	$1,049.30	1.25%	$6.35
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26

(1)	Expense ratios reflect expense caps through the period ended June 30, 2013.
(2)	Fund commenced operations on March 19, 2013. Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending value for the period, multiplied by 103/365 (to reflect commencement of operation).

ADVISORSHARES
ACCUVEST GLOBAL LONG SHORT ETF
Schedule of Investments

June 30, 2013

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 98.7%
Equity Fund — 98.7%
iShares Core S&P 500 ETF(a)	20,836	$3,353,971
iShares India 50 ETF	97,633	2,178,192
iShares MSCI Austria Capped Investable Market Index Fund	171,568	2,786,265
iShares MSCI Germany Index Fund(b)	214,334	5,294,050
iShares MSCI Japan Index Fund(a)(b)	955,159	10,716,884
iShares MSCI South Korea Capped Index Fund(a)	63,435	3,374,742
iShares MSCI Sweden Index Fund	67,616	2,015,633
iShares MSCI Thailand Capped Investable Market Index Fund(a)	41,832	3,281,302
iShares MSCI Turkey Investable Market Index Fund(a)(b)	152,135	9,003,349
Total Investments Before Securities Sold, Not Yet Purchased (Cost $42,905,881)		42,004,388
Securities Sold, Not Yet Purchased
EXCHANGE TRADED FUNDS — (21.6)%
Equity Fund — (21.6)%
iShares MSCI ACWI Index Fund	(27,000)	(1,350,000)
iShares MSCI Brazil Capped Index Fund	(35,508)	(1,557,381)
iShares MSCI Canada Index ETF	(44,124)	(1,156,049)
iShares MSCI Chile Capped Investable Market Index Fund	(95,440)	(5,133,717)
Total Securities Sold, Not Yet Purchased [Proceeds Received $(10,330,008)]		(9,197,147)
Total Investments Net of Securities Sold, Not Yet Purchased — 77.1% (Cost $32,575,873)		32,807,241
Other Assets in Excess of Liabilities — 22.9%		9,765,305
Net Assets — 100.0%		$42,572,546

ETF — Exchange Traded Fund

(a)	All or a portion of this security has been segregated as collateral for security sold, not yet purchased. The aggregate market value of the collateral posted was $6,714,458 at June 30, 2013.
(b)	All or a portion of this security has been segregated as collateral for swap contracts. The aggregate market value of the collateral posted was $5,340,045 at June 30, 2013.

See accompanying Notes to Financial Statements.

ADVISORSHARES
ACCUVEST GLOBAL LONG SHORT ETF
Schedule of Investments (continued)

June 30, 2013

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	77.1%
Total Investments	77.1
Other Assets in Excess of Liabilities	22.9
Net Assets	100.0%

Total Return Swaps contracts outstanding as of June 30, 2013:

Reference Entity	Number of Contracts	Annual Financing Rate Received (Paid)	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
iShares MSCI Australia Index Fund	(110,801)	(0.90)%	6/09/2015	$(2,695,390)	$(2,563,354)	$132,036
iShares MSCI Italy Index Fund	(133,852)	(0.93)	4/09/2015	(1,776,742)	(1,599,937)	176,805
iShares MSCI Mexico Index Fund	(39,698)	(1.15)	6/09/2015	(2,601,914)	(2,683,781)	(81,867)
iShares MSCI Singapore Index Fund	(164,170)	(0.40)	6/09/2015	(2,212,356)	(2,139,230)	73,126
iShares MSCI Spain Index Fund	(181,701)	(1.18)	4/09/2015	(5,492,944)	(5,068,136)	424,808
iShares MSCI Taiwan Index Fund	(91,611)	(0.65)	6/09/2015	(1,237,411)	(1,218,904)	18,507
Net Unrealized Appreciation						$743,415

Cash held as collateral with broker for swap contracts was $10,462,543 at June 30, 2013.

Morgan Stanley acts as the counterparty to the total return swap contract listed above. The Fund either receives fees from, or pay fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon financing rate.

See accompanying Notes to Financial Statements.

ADVISORSHARES
ACCUVEST GLOBAL OPPORTUNITIES ETF
Schedule of Investments

June 30, 2013

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 98.3%
Equity Fund — 98.3%
iShares MSCI Germany Index Fund	118,220	$2,920,034
iShares MSCI Japan Index Fund	414,777	4,653,798
iShares MSCI South Korea Capped Index Fund	32,335	1,720,222
iShares MSCI Thailand Capped Index Fund(a)	23,526	1,845,379
iShares MSCI Turkey Investable Market Index Fund(a)	69,774	4,129,225
iShares Core S&P 500 Index Fund	13,985	2,251,166
Total Exchange Traded Funds (Cost $17,745,295)		17,519,824
MONEY MARKET FUND — 0.9%
Dreyfus Cash Management – Institutional Class, 0.05%(b) (Cost $155,889)	155,889	155,889
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 30.5%
BNY Mellon Securities Lending Overnight Fund, 0.06%(c) (Cost $5,442,725)	5,442,725	5,442,725
Total Investments — 129.7% (Cost $23,343,909)		23,118,438
Liabilities in Excess of Other Assets — (29.7)%		(5,288,556)
Net Assets — 100.0%		$17,829,882

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $5,333,160; the aggregate market value of the collateral held by the fund is $5,442,725.
(b)	Rate shown reflects the 7-day yield at June 30, 2013.
(c)	Rate shown reflects the 1-day yield at June 30, 2013.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	98.3%
Money Market Fund	31.4
Total Investments	129.7
Liabilities in Excess of Other Assets	(29.7)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES
CAMBRIA GLOBAL TACTICAL ETF
Schedule of Investments

June 30, 2013

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 78.0%
Asset Allocation Fund — 6.7%
CurrencyShares British Pound Sterling Trust*	988	$148,338
CurrencyShares Euro Trust*(a)	1,736	223,822
CurrencyShares Swiss Franc Trust*(a)	2,168	225,299
WisdomTree Chinese Yuan Fund	9,315	241,911
Wisdomtree Managed Futures Strategy Fund*(a)	59,007	2,470,623
Total Asset Allocation Fund		3,309,993
Debt Fund — 35.8%
iShares Barclays 1 – 3 Year Treasury Bond Fund	17,774	1,497,993
iShares Barclays 3 – 7 Year Treasury Bond Fund	12,407	1,498,021
iShares Barclays 7 – 10 Year Treasury Bond Fund(a)	19,731	2,022,428
iShares Barclays MBS Bond Fund	16,186	1,703,253
iShares Barclays TIPS Bond Fund	15,156	1,697,624
iShares Core Total US Bond Market ETF	15,827	1,696,654
PIMCO Enhanced Short Maturity ETF	14,775	1,496,264
PowerShares Fundamental High Yield Corporate Bond Portfolio	31,756	591,614
PowerShares Senior Loan Portfolio	20,000	495,000
SPDR Barclays International Treasury Bond ETF(a)	26,416	1,486,692
SPDR Blackstone/GSO Senior Loan ETF	10,000	497,300
Vanguard Short-Term Bond ETF	18,710	1,498,110
Vanguard Total Bond Market ETF	20,967	1,695,811
Total Debt Fund		17,876,764
Equity Fund — 35.5%
Cambria Shareholder Yield ETF*	9,972	249,998
Consumer Discretionary Select Sector SPDR Fund	16,335	921,294
Energy Select Sector SPDR Fund(a)	8,631	676,325
Financial Select Sector SPDR Fund	77,407	1,508,663
Global X FTSE Greece 20 ETF	61,913	959,651
Health Care Select Sector SPDR Fund(a)	31,922	1,519,806
iShares FTSE NAREIT Residential Plus Capped Index Fund(a)	17,624	901,996
iShares MSCI Austria Capped Investable Market Index Fund(a)	35,584	577,884
iShares MSCI Belgium Capped Investable Market Index Fund(a)	91,292	1,243,397
iShares MSCI EAFE Small Capital Index Fund	13,888	582,463
iShares MSCI France Index Fund(a)	40,954	954,638
iShares MSCI Ireland Capped Investable Market Index Fund(a)	37,694	1,082,195
iShares MSCI Italy Capped Index Fund(a)	49,777	587,866
iShares MSCI Spain Capped Index Fund(a)	16,881	467,435

See accompanying Notes to Financial Statements.

ADVISORSHARES
CAMBRIA GLOBAL TACTICAL ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Equity Fund — 35.5% (continued)
iShares Russell Microcap Index Fund(a)	4,139	$255,459
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	6,027	221,914
PowerShares FTSE RAFI US 1000 Portfolio	4,200	302,442
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	3,056	248,911
PowerShares QQQ Trust, Series 1	3,699	263,406
SPDR Dow Jones International Real Estate ETF	18,518	738,868
Vanguard Mid-Cap ETF	2,093	199,128
Vanguard REIT ETF	34,669	2,382,454
Vanguard Small-Cap ETF	3,267	306,151
Vanguard Total Stock Market ETF	3,523	291,352
WisdomTree International SmallCap Dividend Fund	5,664	295,887
Total Equity Fund		17,739,583
Total Exchange Traded Funds (Cost $37,423,014)		38,926,340
MONEY MARKET FUND — 19.7%
Invesco Government & Agency Portfolio – Private Investment Class, 0.02%(b) (Cost $9,835,512)	9,835,512	9,835,512
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 16.5%
BNY Mellon Securities Lending Overnight Fund, 0.06%(c) (Cost $8,252,482)	8,252,482	8,252,482
Total Investments — 114.2% (Cost $55,511,008)		$57,014,334
Liabilities in Excess of Other Assets — (14.2)%		(7,072,005)
Net Assets — 100.0%		$49,942,329

ETF — Exchange Traded Fund

MBS — Mortgage Backed Securities

REIT — Real Estate Investment Trust

TIPS — Treasury Inflation Protected Security

*	Non-income producing security
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $8,066,222; the aggregate market value of the collateral held by the fund is $8,252,482.
(b)	Rate shown reflects the 7-day yield at June 30, 2013.
(c)	Rate shown reflects the 1-day yield at June 30, 2013.

See accompanying Notes to Financial Statements.

ADVISORSHARES
CAMBRIA GLOBAL TACTICAL ETF
Schedule of Investments (continued)

June 30, 2013

SUMMARY SCHEDULE OF INVESTMENTS

% of Net Assets
Asset Allocation Fund	6.7%
Debt Fund	35.8
Equity Fund	35.5
Money Market Fund	36.2
Total Investments	114.2
Liabilities in Excess of Other Assets	(14.2)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES
GLOBAL ALPHA & BETA ETF
Schedule of Investments

June 30, 2013

Investments	Shares	Value
COMMON STOCKS — 52.0%
Aerospace/Defense — 3.5%
Northrop Grumman Corp.	582	$48,190
Agriculture — 2.6%
Philip Morris International, Inc.	408	35,341
Apparel — 2.6%
NIKE, Inc., Class B	548	34,897
Auto Manufacturers — 2.2%
Volvo AB (Sweden)(a)	2,224	29,690
Banks — 6.1%
Banco de Chile (Chile)(a)(b)	508	44,236
Bank of Nova Scotia (Canada)	716	38,342
Total Banks		82,578
Beverages — 3.1%
Diageo PLC (United Kingdom)(a)	362	41,612
Distribution/Wholesale — 3.7%
Genuine Parts Co.	635	49,574
Diversified Financial Services — 3.0%
BlackRock, Inc.	159	40,839
Electric — 2.2%
NextEra Energy, Inc.	364	29,659
Oil & Gas — 5.4%
Chevron Corp.	343	40,591
Statoil ASA (Norway)(a)	1,592	32,938
Total Oil & Gas		73,529
Pharmaceuticals — 10.7%
Johnson & Johnson	548	47,051
Novartis AG (Switzerland)(a)	664	46,952
Novo Nordisk A/S (Denmark)(a)	168	26,035
Teva Pharmaceutical Industries Ltd. (Israel)(a)	630	24,696
Total Pharmaceuticals		144,734

See accompanying Notes to Financial Statements.

ADVISORSHARES
GLOBAL ALPHA & BETA ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Pipelines — 2.8%
Kinder Morgan Energy Partners, LP	452	$38,601
Savings & Loans — 1.9%
Brookline Bancorp, Inc.	2,961	25,701
Semiconductors — 2.2%
KLA-Tencor Corp.	542	30,206
Total Common Stocks (Cost $632,614)		705,151
EXCHANGE TRADED FUNDS — 35.5%
Commodity Fund — 1.4%
PowerShares DB Gold Fund*	450	18,756
Equity Fund — 34.1%
Consumer Discretionary Select Sector SPDR Fund	852	48,053
First Trust NASDAQ Technology Dividend Index Fund(b)	4,997	108,635
Global X Fertilizers/Potash ETF	1,900	23,142
iShares Dow Jones US Medical Devices Index Fund	378	29,684
iShares Dow Jones US Technology Sector Index Fund	1,437	105,806
iShares MSCI New Zealand Capped Investable Market Index Fund	1,084	36,368
iShares S&P Emerging Markets Infrastructure Index Fund	774	24,226
PowerShares Water Resources Portfolio	1,352	29,798
Vanguard Telecommunication Services ETF	716	56,500
Total Equity Fund		462,212
Total Exchange Traded Funds (Cost $447,115)		480,968
MONEY MARKET FUND — 11.5%
Wells Fargo Advantage Government Money Market Fund – Institutional Class, 0.01%(c) (Cost $156,561)	156,561	156,561

See accompanying Notes to Financial Statements.

ADVISORSHARES
GLOBAL ALPHA & BETA ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 6.4%
BNY Mellon Securities Lending Overnight Fund, 0.06%(d) (Cost $87,278)	87,278	$87,278
Total Investments — 105.4% (Cost $1,323,568)		1,429,958
Liabilities in Excess of Other Assets — (5.4)%		(73,435)
Net Assets — 100.0%		$1,356,523

ETF — Exchange Traded Fund

PLC — Public Limited Company

*	Non-income producing security
(a)	American Depositary Receipt
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $85,474; the aggregate market value of the collateral held by the fund is $87,278.
(c)	Rate shown reflects the 7-day yield at June 30, 2013.
(d)	Rate shown reflects the 1-day yield at June 30, 2013.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	3.5%
Agriculture	2.6
Apparel	2.6
Auto Manufacturers	2.2
Banks	6.1
Beverages	3.1
Commodity Fund	1.4
Distribution/Wholesale	3.7
Diversified Financial Services	3.0
Electric	2.2
Equity Fund	34.1
Oil & Gas	5.4
Pharmaceuticals	10.7
Pipelines	2.8
Savings & Loans	1.9
Semiconductors	2.2
Money Market Fund	17.9
Total Investments	105.4
Liabilities in Excess of Other Assets	(5.4)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES
GLOBAL ECHO ETF
Schedule of Investments

June 30, 2013

Investments	Shares	Value
COMMON STOCKS — 50.6%
Auto Parts & Equipment — 2.2%
Johnson Controls, Inc.	2,449	$87,650
Tenneco, Inc.*	636	28,798
Total Auto Parts & Equipment		116,448
Banks — 1.0%
City National Corp.	516	32,699
Tompkins Financial Corp.	509	23,002
Total Banks		55,701
Beverages — 0.2%
Reed's, Inc.*(a)	1,650	8,250
Biotechnology — 3.7%
Illumina, Inc.*	530	39,665
Life Technologies Corp.*	929	68,755
Novozymes A/S (Denmark)(b)	2,842	91,257
Total Biotechnology		199,677
Building Materials — 1.7%
Apogee Enterprises, Inc.	1,761	42,264
Toto Ltd. (Japan)(a)(b)	2,412	49,349
Total Building Materials		91,613
Commercial Services — 2.0%
Automatic Data Processing, Inc.	697	47,995
MasterCard, Inc., Class A	88	50,556
Where Food Comes From, Inc.*	7,600	10,412
Total Commercial Services		108,963
Computers — 3.6%
Apple, Inc.	159	62,977
EMC Corp.	1,409	33,280
Silver Spring Networks, Inc.*(a)	1,646	41,051
Stratasys Ltd. (Israel)*	380	31,821
Teradata Corp.*	555	27,878
Total Computers		197,007
Cosmetics/Personal Care — 0.8%
Procter & Gamble Co. (The)	537	41,344

See accompanying Notes to Financial Statements.

ADVISORSHARES
GLOBAL ECHO ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Distribution/Wholesale — 1.1%
LKQ Corp.*	2,405	$61,929
Diversified Financial Services — 1.1%
MarketAxess Holdings, Inc.	350	16,363
Wageworks, Inc.*	1,305	44,957
Total Diversified Financial Services		61,320
Electric — 0.7%
EnerNOC, Inc.*	2,700	35,802
Electronics — 0.3%
Itron, Inc.*	341	14,469
Energy — Alternate Sources — 0.4%
Enphase Energy, Inc.*(a)	3,082	23,824
Environmental Control — 1.5%
Clean Harbors, Inc.*	250	12,633
Stericycle, Inc.*	409	45,166
Tomra Systems ASA (Norway)(b)	2,992	25,235
Total Environmental Control		83,034
Food — 3.3%
Boulder Brands, Inc.*	1,864	22,461
Hain Celestial Group, Inc. (The)*	592	38,462
Nestle SA (Switzerland)(b)	631	41,507
United Natural Foods, Inc.*	1,437	77,584
Total Food		180,014
Healthcare — Products — 0.7%
Covidien PLC (Ireland)	615	38,647
Healthcare — Services — 0.7%
Laboratory Corp. of America Holdings*	400	40,040
Home Builders — 0.9%
Daiwa House Industry Co. Ltd. (Japan)(b)	258	48,203
Internet — 2.9%
Amazon.com, Inc.*	184	51,095
eBay, Inc.*	679	35,118
F5 Networks, Inc.*	334	22,979

See accompanying Notes to Financial Statements.

ADVISORSHARES
GLOBAL ECHO ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Internet — 2.9% (continued)
Google, Inc., Class A*	54	$47,540
Total Internet		156,732
Machinery — Diversified — 1.5%
Rockwell Automation, Inc.	330	27,436
Tennant Co.	280	13,516
Xylem, Inc.	1,574	42,403
Total Machinery — Diversified		83,355
Miscellaneous Manufacturing — 1.0%
Aptargroup, Inc.	729	40,248
Pure Technologies Ltd. (Canada)*	3,741	16,162
Total Miscellaneous Manufacturing		56,410
Office Furnishings — 0.8%
Interface, Inc.	2,561	43,460
Pharmaceuticals — 4.1%
GlaxoSmithKline PLC (United Kingdom)(b)	1,071	53,518
Isis Pharmaceuticals, Inc.*	600	16,122
Novartis AG (Switzerland)(b)	879	62,154
Perrigo Co.	336	40,656
Teva Pharmaceutical Industries Ltd. (Israel)(b)	1,253	49,117
Total Pharmaceuticals		221,567
Pipelines — 0.8%
Kinder Morgan, Inc.	1,119	42,690
Real Estate Investment Trusts — 1.5%
HCP, Inc.	879	39,942
Prologis, Inc.	1,117	42,133
Total Real Estate Investment Trusts		82,075
Retail — 1.1%
CVS Caremark Corp.	1,049	59,982
Semiconductors — 2.1%
Cree, Inc.*	896	57,219
First Solar, Inc.*(a)	467	20,889

See accompanying Notes to Financial Statements.

ADVISORSHARES
GLOBAL ECHO ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares/Principal	Value
Semiconductors — 2.1% (continued)
NXP Semiconductor NV (Netherlands)*	1,189	$36,835
Total Semiconductors		114,943
Software — 1.1%
Adobe Systems, Inc.*	849	38,681
Fiserv, Inc.*	235	20,541
Total Software		59,222
Telecommunications — 3.8%
Cisco Systems, Inc.	3,679	89,436
Corning, Inc.	1,793	25,514
IPG Photonics Corp.(a)	472	28,665
Telenor ASA (Norway)(b)	457	27,196
Vodafone Group PLC (United Kingdom)(b)	1,267	36,414
Total Telecommunications		207,225
Transportation — 2.1%
Canadian National Railway Co. (Canada)	679	66,046
Union Pacific Corp.	321	49,524
Total Transportation		115,570
Water — 1.9%
American Water Works Co., Inc.	982	40,488
Severn Trent PLC (United Kingdom)(a)(b)	2,442	61,704
Total Water		102,192
Total Common Stocks (Cost $2,587,636)		2,751,708
COMMERCIAL MORTGAGE BACKED SECURITY — 4.8%
Government National Mortgage Association, Class AC, Series 2011-109, 3.25%, 04/16/43 (Cost $267,349)	$250,000	261,813
MUNICIPAL BOND — 7.3%
New York State Housing Finance Agency, 0.12%, 05/15/34@ (Cost $400,000)	400,000	400,000
ASSET BACKED SECURITY — 4.5%
SBAP, 2009-20H 1, 4.45%, 08/01/29 (Cost $250,557)	225,318	244,184

See accompanying Notes to Financial Statements.

ADVISORSHARES
GLOBAL ECHO ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 24.1%
Equity Fund — 11.0%
AdvisorShares Ranger Equity Bear ETF*†	1,600	$25,840
First Trust ISE Global Wind Energy Index Fund(a)	2,394	20,133
Global X Lithium ETF	1,545	17,523
Guggenheim S&P Global Water Index ETF	358	8,352
iShares MSCI Kld 400 Social Index Fund	100	6,035
PowerShares Cleantech Portfolio	1,274	32,258
PowerShares Global Clean Energy Portfolio	9,080	88,621
PowerShares Water Resources Portfolio	540	11,902
PowerShares Wilderhill Clean Energy Portfolio	6,443	34,728
Proshares Short FTSE China 25*(a)	1,100	45,155
Proshares Short Midcap 400*	2,100	45,801
Proshares Short MSCI EAFE*(a)	2,800	111,216
Proshares Short MSCI Emerging Markets*	3,300	97,977
Proshares Short Real Estate*(a)	2,000	52,120
Total Exchange Traded Funds (Cost $565,622)		597,661
Debt Fund — 13.1%
Proshares Short 20+ Year Treasury*	1,450	45,501
SPDR Barclays Capital 1 – 3 Month T-Bill ETF*	14,558	666,757
(Cost $710,686)		712,258
MONEY MARKET FUNDS — 8.2%
Federated Government Obligations Fund, Class IS, 0.01%(c)	34,653	34,653
Fidelity Institutional Money Market Government Portfolio – Class I, 0.01%(c)	348,952	348,952
Fidelity Institutional Money Market Portfolio – Institutional Class, 0.12%(c)	63,024	63,024
Total Money Market Funds (Cost $446,629)		446,629
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 2.8%
BNY Mellon Securities Lending Overnight Fund, 0.06%(d) (Cost $149,904)	149,904	149,904
Total Investments — 102.3% (Cost $5,378,383)		5,564,157
Liabilities in Excess of Other Assets — (2.3%)		(126,072)
Net Assets — 100.0%		$5,438,085

See accompanying Notes to Financial Statements.

ADVISORSHARES
GLOBAL ECHO ETF
Schedule of Investments (continued)

June 30, 2013

ETF — Exchange Traded Fund

PLC — Public Limited Company

*	Non-income producing security.
†	Affiliated company.
@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2013.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $144,883; the aggregate market value of the collateral held by the fund is $149,904.
(b)	American Depositary Receipt.
(c)	Rate shown reflects the 7-day yield at June 30, 2013.
(d)	Rate shown reflects the 1-day yield at June 30, 2013.

See accompanying Notes to Financial Statements.

ADVISORSHARES
GLOBAL ECHO ETF
Schedule of Investments (continued)

June 30, 2013

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Asset Backed Security	4.5%
Auto Parts & Equipment	2.2
Banks	1.0
Beverages	0.2
Biotechnology	3.7
Building Materials	1.7
Commercial Mortgage Backed Security	4.8
Commercial Services	2.0
Computers	3.6
Cosmetics/Personal Care	0.8
Debt Fund	13.1
Distribution/Wholesale	1.1
Diversified Financial Services	1.1
Electric	0.7
Electronics	0.3
Energy – Alternate Sources	0.4
Environmental Control	1.5
Equity Fund	11.0
Food	3.3
Healthcare – Products	0.7
Healthcare – Services	0.7
Home Builders	0.9
Internet	2.9
Machinery – Diversified	1.5
Miscellaneous Manufacturing	1.0
Money Market Funds	11.0
Municipal Bond	7.3
Office Furnishings	0.8
Pharmaceuticals	4.1
Pipelines	0.8
Real Estate Investment Trusts	1.5
Retail	1.1
Semiconductors	2.1
Software	1.1
Telecommunications	3.8
Transportation	2.1
Water	1.9
Total Investments	102.3
Liabilities in Excess of Other Assets	(2.3)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA DOMESTIC ETF
Schedule of Investments

June 30, 2013

Investments	Shares	Value
COMMON STOCKS — 98.6%
Advertising — 0.5%
Interpublic Group of Cos., Inc. (The)	4,551	$66,217
Omnicom Group, Inc.	498	31,309
Total Advertising		97,526
Aerospace/Defense — 1.4%
Boeing Co. (The)	608	62,283
General Dynamics Corp.	358	28,042
L-3 Communications Holdings, Inc.	72	6,173
Lockheed Martin Corp.	254	27,549
Northrop Grumman Corp.	117	9,688
Raytheon Co.	618	40,862
Rockwell Collins, Inc.	598	37,919
United Technologies Corp.	556	51,675
Total Aerospace/Defense		264,191
Agriculture — 0.8%
Altria Group, Inc.	678	23,723
Archer-Daniels-Midland Co.	1,345	45,609
Lorillard, Inc.	648	28,305
Philip Morris International, Inc.	395	34,215
Reynolds American, Inc.	516	24,959
Total Agriculture		156,811
Airlines — 0.4%
Southwest Airlines Co.	5,297	68,278
Apparel — 1.0%
Coach, Inc.	1,040	59,374
Nike, Inc., Class B	427	27,191
Ralph Lauren Corp.	271	47,083
VF Corp.	263	50,775
Total Apparel		184,423

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Auto Manufacturers — 0.6%
Ford Motor Co.	5,377	$83,182
PACCAR, Inc.	608	32,625
Total Auto Manufacturers		115,807
Auto Parts & Equipment — 1.3%
BorgWarner, Inc.*	950	81,842
Goodyear Tire & Rubber Co. (The)*	5,779	88,361
Johnson Controls, Inc.	1,896	67,858
Total Auto Parts & Equipment		238,061
Banks — 5.8%
Bank of America Corp.	4,469	57,471
Bank of New York Mellon Corp. (The)	2,299	64,487
BB&T Corp.	1,518	51,430
Capital One Financial Corp.	797	50,060
Citigroup, Inc.	1,462	70,132
Comerica, Inc.	1,157	46,083
Fifth Third Bancorp	899	16,227
First Horizon National Corp.	5,310	59,472
Goldman Sachs Group, Inc. (The)	342	51,728
Huntington Bancshares, Inc.	3,926	30,937
JPMorgan Chase & Co.	861	45,452
KeyCorp	1,621	17,896
M&T Bank Corp.	595	66,491
Morgan Stanley	2,009	49,080
Northern Trust Corp.	1,003	58,074
PNC Financial Services Group, Inc.	459	33,470
Regions Financial Corp.	5,040	48,031
State Street Corp.	1,006	65,601
SunTrust Banks, Inc.	1,606	50,701
US Bancorp	1,182	42,729
Wells Fargo & Co.	1,069	44,118
Zions Bancorporation	1,868	53,948
Total Banks		1,073,618

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Beverages — 1.4%
Beam, Inc.	298	$18,807
Brown-Forman Corp., Class B	313	21,143
Coca-Cola Co. (The)	474	19,012
Coca-Cola Enterprises, Inc.	1,034	36,355
Constellation Brands, Inc., Class A*	1,107	57,697
Dr Pepper Snapple Group, Inc.	441	20,255
Molson Coors Brewing Co., Class B	542	25,940
Monster Beverage Corp.*	637	38,711
PepsiCo, Inc.	228	18,648
Total Beverages		256,568
Biotechnology — 1.4%
Alexion Pharmaceuticals, Inc.*	632	58,296
Amgen, Inc.	242	23,876
Biogen Idec, Inc.*	160	34,432
Celgene Corp.*	512	59,858
Gilead Sciences, Inc.*	1,185	60,684
Life Technologies Corp.*	362	26,791
Total Biotechnology		263,937
Building Materials — 0.1%
Masco Corp.	656	12,785
Chemicals — 2.6%
Air Products & Chemicals, Inc.	521	47,708
Airgas, Inc.	437	41,716
CF Industries Holdings, Inc.	136	23,324
Dow Chemical Co. (The)	1,132	36,416
E.I. du Pont de Nemours & Co.	511	26,828
Eastman Chemical Co.	699	48,937
Ecolab, Inc.	355	30,242
FMC Corp.	715	43,658
International Flavors & Fragrances, Inc.	227	17,061
Monsanto Co.	323	31,912
Mosaic Co. (The)	534	28,735
PPG Industries, Inc.	140	20,497
Praxair, Inc.	291	33,512
Sherwin-Williams Co. (The)	157	27,726

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Chemicals — 2.6% (continued)
Sigma-Aldrich Corp.	205	$16,474
Total Chemicals		474,746
Coal — 0.1%
CONSOL Energy, Inc.	438	11,870
Commercial Services — 3.4%
ADT Corp. (The)*	451	17,972
Apollo Group, Inc., Class A*	3,889	68,913
Automatic Data Processing, Inc.	263	18,110
Equifax, Inc.	662	39,012
H&R Block, Inc.	1,800	49,950
Iron Mountain, Inc.	480	12,773
MasterCard, Inc., Class A	94	54,003
Moody's Corp.	887	54,045
Paychex, Inc.	518	18,917
Quanta Services, Inc.*	2,009	53,158
Robert Half International, Inc.	1,497	49,745
SAIC, Inc.	1,439	20,045
Total System Services, Inc.	2,062	50,478
Visa, Inc., Class A	298	54,460
Western Union Co. (The)	3,716	63,581
Total Commercial Services		625,162
Computers — 2.8%
Apple, Inc.	171	67,730
Cognizant Technology Solutions Corp., Class A*	1,020	63,862
Computer Sciences Corp.	602	26,350
Dell, Inc.	3,199	42,707
EMC Corp.	2,741	64,742
International Business Machines Corp.	310	59,244
NetApp, Inc.*	1,634	61,732
SanDisk Corp.*	1,287	78,636
Teradata Corp.*	1,091	54,801
Total Computers		519,804

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Cosmetics/Personal Care — 0.5%
Avon Products, Inc.	1,905	$40,062
Colgate-Palmolive Co.	288	16,500
Estee Lauder Cos., Inc. (The), Class A	356	23,414
Procter & Gamble Co. (The)	254	19,555
Total Cosmetics/Personal Care		99,531
Distribution/Wholesale — 0.9%
Fastenal Co.	610	27,969
Fossil Group, Inc.*	700	72,317
Genuine Parts Co.	328	25,607
W.W. Grainger, Inc.	158	39,844
Total Distribution/Wholesale		165,737
Diversified Financial Services — 4.5%
American Express Co.	716	53,528
Ameriprise Financial, Inc.	940	76,027
BlackRock, Inc.	183	47,004
Charles Schwab Corp. (The)	3,232	68,615
CME Group, Inc.	475	36,090
Discover Financial Services	1,037	49,403
E*Trade Financial Corp.*	6,183	78,277
Franklin Resources, Inc.	362	49,239
IntercontinentalExchange, Inc.*	191	33,952
Invesco Ltd. (Bermuda)	1,926	61,247
Legg Mason, Inc.	2,207	68,439
NASDAQ OMX Group, Inc. (The)	2,153	70,597
NYSE Euronext	746	30,884
SLM Corp.	2,867	65,540
T. Rowe Price Group, Inc.	590	43,159
Total Diversified Financial Services		832,001
Electric — 1.4%
AES Corp. (The)	1,970	23,620
American Electric Power Co., Inc.	198	8,866
CMS Energy Corp.	451	12,254
Consolidated Edison, Inc.	126	7,347

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Electric — 1.4% (continued)
Dominion Resources, Inc.	200	$11,364
DTE Energy Co.	147	9,850
Duke Energy Corp.	127	8,573
Edison International	183	8,813
Entergy Corp.	304	21,183
FirstEnergy Corp.	220	8,215
Integrys Energy Group, Inc.	183	10,711
NextEra Energy, Inc.	177	14,422
Northeast Utilities	365	15,337
Pepco Holdings, Inc.	570	11,491
PG&E Corp.	129	5,899
Pinnacle West Capital Corp.	247	13,701
Public Service Enterprise Group, Inc.	469	15,318
SCANA Corp.	217	10,655
Southern Co. (The)	241	10,635
TECO Energy, Inc.	382	6,567
Wisconsin Energy Corp.	251	10,288
Xcel Energy, Inc.	379	10,741
Total Electric		255,850
Electrical Components & Equipment — 0.4%
Emerson Electric Co.	697	38,014
Molex, Inc.	1,440	42,250
Total Electrical Components & Equipment		80,264
Electronics — 2.0%
Agilent Technologies, Inc.	760	32,498
Amphenol Corp., Class A	425	33,124
FLIR Systems, Inc.	2,141	57,743
Honeywell International, Inc.	580	46,017
Jabil Circuit, Inc.	4,105	83,660
PerkinElmer, Inc.	1,408	45,760
Thermo Fisher Scientific, Inc.	591	50,016
Waters Corp.*	314	31,416
Total Electronics		380,234

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Engineering & Construction — 0.7%
Fluor Corp.	1,011	$59,962
Jacobs Engineering Group, Inc.*	1,122	61,856
Total Engineering & Construction		121,818
Entertainment — 0.3%
International Game Technology	3,610	60,323
Environmental Control — 0.3%
Republic Services, Inc.	256	8,689
Stericycle, Inc.*	248	27,387
Waste Management, Inc.	416	16,777
Total Environmental Control		52,853
Food — 2.3%
Campbell Soup Co.	294	13,168
ConAgra Foods, Inc.	1,189	41,532
Dean Foods Co.*	1,847	18,507
General Mills, Inc.	355	17,228
Hershey Co. (The)	161	14,374
Hormel Foods Corp.	612	23,611
JM Smucker Co. (The)	197	20,321
Kellogg Co.	343	22,031
Kraft Foods Group, Inc.	356	19,890
Kroger Co. (The)	1,025	35,403
McCormick & Co., Inc.	214	15,057
Mondelez International, Inc., Class A	1,089	31,069
Safeway, Inc.	1,803	42,659
Sysco Corp.	631	21,555
Tyson Foods, Inc., Class A	1,673	42,963
Whitewave Foods Co., Class A*(a)	471	7,654
Whitewave Foods Co., Class B*	671	10,199
Whole Foods Market, Inc.	688	35,418
Total Food		432,639

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Forest Products & Paper — 0.4%
International Paper Co.	1,444	$63,984
MeadWestvaco Corp.	551	18,794
Total Forest Products & Paper		82,778
Gas — 0.2%
AGL Resources, Inc.	202	8,658
CenterPoint Energy, Inc.	381	8,950
NiSource, Inc.	412	11,799
Sempra Energy	195	15,943
Total Gas		45,350
Hand/Machine Tools — 0.5%
Snap-On, Inc.	526	47,014
Stanley Black & Decker, Inc.	629	48,622
Total Hand/Machine Tools		95,636
Healthcare – Products — 2.9%
Baxter International, Inc.	461	31,934
Becton Dickinson and Co.	223	22,039
Boston Scientific Corp.*	2,916	27,031
C.R. Bard, Inc.	362	39,342
CareFusion Corp.*	1,253	46,173
DENTSPLY International, Inc.	821	33,628
Edwards Lifesciences Corp.*	770	51,744
Hospira, Inc.*	502	19,232
Intuitive Surgical, Inc.*	74	37,487
Medtronic, Inc.	573	29,492
Patterson Cos., Inc.	815	30,644
St. Jude Medical, Inc.	1,230	56,125
Stryker Corp.	420	27,166
Varian Medical Systems, Inc.*	656	44,247
Zimmer Holdings, Inc.	538	40,318
Total Healthcare – Products		536,602
Healthcare – Services — 3.2%
Aetna, Inc.	1,429	90,799
Cigna Corp.	945	68,503
DaVita, Inc.*	379	45,783

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Healthcare – Services — 3.2% (continued)
Humana, Inc.	922	$77,798
Laboratory Corp. of America Holdings*	563	56,356
Quest Diagnostics, Inc.	932	56,507
Tenet Healthcare Corp.*	1,254	57,810
UnitedHealth Group, Inc.	1,048	68,623
WellPoint, Inc.	884	72,347
Total Healthcare – Services		594,526
Home Builders — 0.8%
DR Horton, Inc.	2,781	59,180
Lennar Corp., Class A	346	12,470
Pultegroup, Inc.*	3,614	68,557
Total Home Builders		140,207
Home Furnishings — 0.8%
Harman International Industries, Inc.	1,561	84,606
Whirlpool Corp.	606	69,302
Total Home Furnishings		153,908
Household Products/Wares — 0.3%
Avery Dennison Corp.	520	22,235
Clorox Co. (The)	203	16,878
Kimberly-Clark Corp.	180	17,485
Total Household Products/Wares		56,598
Housewares — 0.2%
Newell Rubbermaid, Inc.	1,242	32,603
Insurance — 5.6%
Aflac, Inc.	1,240	72,069
Allstate Corp. (The)	1,054	50,719
American International Group, Inc.*	1,395	62,357
Assurant, Inc.	1,211	61,652
Berkshire Hathaway, Inc., Class B*	325	36,374
Chubb Corp. (The)	469	39,701
Cincinnati Financial Corp.	370	16,983
Genworth Financial, Inc., Class A*	7,193	82,072
Hartford Financial Services Group, Inc. (The)	2,521	77,949

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Insurance — 5.6% (continued)
Lincoln National Corp.	2,020	$73,669
Marsh & McLennan Cos., Inc.	1,098	43,832
MetLife, Inc.	1,822	83,375
Principal Financial Group, Inc.	1,902	71,230
Progressive Corp. (The)	947	24,073
Prudential Financial, Inc.	1,202	87,782
Torchmark Corp.	909	59,212
Travelers Cos., Inc. (The)	469	37,482
Unum Group	2,213	64,996
Total Insurance		1,045,527
Internet — 2.3%
Amazon.com, Inc.*	30	8,331
eBay, Inc.*	975	50,427
Expedia, Inc.	548	32,962
F5 Networks, Inc.*	797	54,834
Google, Inc., Class A*	69	60,745
Netflix, Inc.*	45	9,499
priceline.com, Inc.*	91	75,269
Symantec Corp.	1,394	31,323
TripAdvisor, Inc.*	557	33,905
VeriSign, Inc.*	842	37,604
Yahoo! Inc.*	931	23,377
Total Internet		418,276
Iron/Steel — 0.5%
Allegheny Technologies, Inc.	2,235	58,803
Cliffs Natural Resources, Inc.(a)	893	14,511
Nucor Corp.	351	15,205
United States Steel Corp.(a)	637	11,167
Total Iron/Steel		99,686
Leisure Time — 0.6%
Carnival Corp. (Panama)	1,724	59,116
Harley-Davidson, Inc.	949	52,024
Total Leisure Time		111,140

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Lodging — 0.8%
Marriott International, Inc., Class A	1,153	$46,546
Starwood Hotels & Resorts Worldwide, Inc.	367	23,191
Wyndham Worldwide Corp.	1,083	61,980
Wynn Resorts Ltd.	152	19,456
Total Lodging		151,173
Machinery – Construction & Mining — 0.6%
Caterpillar, Inc.	698	57,578
Joy Global, Inc.	1,209	58,673
Total Machinery – Construction & Mining		116,251
Machinery – Diversified — 1.5%
Cummins, Inc.	610	66,161
Deere & Co.	695	56,469
Flowserve Corp.	924	49,905
Rockwell Automation, Inc.	431	35,833
Roper Industries, Inc.	298	37,018
Xylem, Inc.	883	23,788
Total Machinery – Diversified		269,174
Media — 3.3%
Cablevision Systems Corp., Class A	608	10,227
CBS Corp., Class B	830	40,562
Comcast Corp., Class A	1,371	57,417
DIRECTV*	1,221	75,238
Discovery Communications, Inc., Class A*	630	48,642
Gannett Co., Inc.	1,875	45,862
McGraw-Hill Cos., Inc. (The)	1,208	64,254
News Corp., Class A	1,636	53,334
Scripps Networks Interactive, Inc., Class A	474	31,644
Time Warner Cable, Inc.	567	63,776
Time Warner, Inc.	589	34,056
Viacom, Inc., Class B	911	61,994
Walt Disney Co. (The)	478	30,186
Total Media		617,192

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Metal Fabricate/Hardware — 0.3%
Precision Castparts Corp.	283	$63,961
Mining — 0.2%
Alcoa, Inc.	2,835	22,170
Freeport-McMoRan Copper & Gold, Inc.	525	14,495
Total Mining		36,665
Miscellaneous Manufacturing — 2.1%
3M Co.	359	39,257
Danaher Corp.	755	47,791
Dover Corp.	878	68,185
General Electric Co.	2,050	47,539
Illinois Tool Works, Inc.	523	36,176
Leggett & Platt, Inc.	1,229	38,210
Pall Corp.	568	37,732
Parker Hannifin Corp.	150	14,310
Textron, Inc.	2,350	61,218
Total Miscellaneous Manufacturing		390,418
Office/Business Equipment — 0.6%
Pitney Bowes, Inc.(a)	3,786	55,578
Xerox Corp.	5,453	49,459
Total Office/Business Equipment		105,037
Oil & Gas — 5.4%
Anadarko Petroleum Corp.	80	6,874
Apache Corp.	265	22,215
Cabot Oil & Gas Corp.	536	38,067
Chesapeake Energy Corp.	3,366	68,599
Chevron Corp.	176	20,828
ConocoPhillips	285	17,242
Denbury Resources, Inc.*	559	9,682
Devon Energy Corp.	225	11,673
Diamond Offshore Drilling, Inc.(a)	943	64,869
EOG Resources, Inc.	459	60,441
EQT Corp.	691	54,845

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Oil & Gas — 5.4% (continued)
Helmerich & Payne, Inc.	480	$29,976
Hess Corp.	182	12,101
Marathon Oil Corp.	2,176	75,246
Marathon Petroleum Corp.	761	54,077
Murphy Oil Corp.	651	39,639
Newfield Exploration Co.*	1,585	37,866
Noble Energy, Inc.	366	21,975
Occidental Petroleum Corp.	153	13,652
Peabody Energy Corp.	637	9,326
Phillips 66	1,073	63,210
Pioneer Natural Resources Co.	292	42,267
QEP Resources, Inc.	1,090	30,280
Rowan Cos. PLC, Class A (United Kingdom)*	2,208	75,227
Tesoro Corp.	1,300	68,016
Valero Energy Corp.	1,617	56,223
Total Oil & Gas		1,004,416
Oil & Gas Services — 2.1%
Baker Hughes, Inc.	1,479	68,226
Cameron International Corp.*	1,089	66,603
FMC Technologies, Inc.*	908	50,558
Halliburton Co.	1,695	70,715
National Oilwell Varco, Inc.	930	64,077
Schlumberger Ltd. (Curacao)	895	64,136
Total Oil & Gas Services		384,315
Packaging & Containers — 0.9%
Ball Corp.	933	38,757
Bemis Co., Inc.	530	20,744
Owens-Illinois, Inc.*	2,505	69,614
Sealed Air Corp.	1,715	41,074
Total Packaging & Containers		170,189
Pharmaceuticals — 2.9%
Abbott Laboratories	704	24,556
Abbvie, Inc.	204	8,433
Actavis, Inc.*	643	81,159

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Pharmaceuticals — 2.9% (continued)
Allergan, Inc.	221	$18,617
AmerisourceBergen Corp.	667	37,239
Bristol-Myers Squibb Co.	238	10,636
Cardinal Health, Inc.	1,041	49,135
Express Scripts Holding Co.*	1,168	72,054
Forest Laboratories, Inc.*	843	34,563
Johnson & Johnson	199	17,086
McKesson Corp.	571	65,380
Mead Johnson Nutrition Co.	232	18,381
Merck & Co., Inc.	225	10,451
Mylan, Inc.*	1,829	56,754
Perrigo Co.	267	32,307
Pfizer, Inc.	380	10,644
Total Pharmaceuticals		547,395
Pipelines — 0.4%
Kinder Morgan, Inc.	945	36,052
ONEOK, Inc.	454	18,755
Spectra Energy Corp.	292	10,062
Williams Cos., Inc. (The)	396	12,858
Total Pipelines		77,727
Real Estate — 0.2%
CBRE Group, Inc.*	1,499	35,017
Real Estate Investment Trust — 0.5%
American Tower Corp., Class A	235	17,195
AvalonBay Communities, Inc.	55	7,420
Boston Properties, Inc.	51	5,379
HCP, Inc.	195	8,861
Host Hotels & Resorts, Inc.	635	10,712
Kimco Realty Corp.	276	5,915
Prologis, Inc.	153	5,771
Public Storage	44	6,746
Simon Property Group, Inc.	41	6,475
Vornado Realty Trust	93	7,705

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Real Estate Investment Trust — 0.5% (continued)
Weyerhaeuser Co.	244	$6,952
Total Real Estate Investment Trust		89,131
Retail — 9.3%
Abercrombie & Fitch Co., Class A	1,478	66,879
AutoNation, Inc.*	1,544	66,994
AutoZone, Inc.*	168	71,180
Bed Bath & Beyond, Inc.*	930	65,937
Best Buy Co., Inc.	1,350	36,895
CarMax, Inc.*	662	30,558
Chipotle Mexican Grill, Inc.*	92	33,520
Costco Wholesale Corp.	236	26,095
CST Brands, Inc.*	179	5,515
CVS Caremark Corp.	899	51,405
Darden Restaurants, Inc.	454	22,918
Dollar General Corp.*	1,150	57,994
Dollar Tree, Inc.*	1,276	64,872
Family Dollar Stores, Inc.	696	43,368
Gamestop Corp., Class A	1,659	69,728
Gap, Inc. (The)	1,527	63,722
Home Depot, Inc. (The)	549	42,531
Kohl's Corp.	1,244	62,834
L Brands, Inc.	815	40,139
Lowe's Cos., Inc.	1,493	61,064
Macy's, Inc.	1,301	62,448
McDonald's Corp.	228	22,572
Nordstrom, Inc.	854	51,189
O'Reilly Automotive, Inc.*	533	60,026
PetSmart, Inc.	894	59,889
PVH Corp.	495	61,900
Ross Stores, Inc.	770	49,904
Staples, Inc.	3,136	49,737
Starbucks Corp.	680	44,533
Target Corp.	701	48,271
Tiffany & Co.	441	32,122
TJX Cos., Inc. (The)	916	45,855
Urban Outfitters, Inc.*	1,272	51,160

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Retail — 9.3% (continued)
Walgreen Co.	1,112	$49,150
Wal-Mart Stores, Inc.	438	32,627
Yum! Brands, Inc.	347	24,061
Total Retail		1,729,592
Savings & Loans — 0.1%
People's United Financial, Inc.	1,711	25,494
Semiconductors — 3.9%
Altera Corp.	961	31,703
Analog Devices, Inc.	807	36,363
Applied Materials, Inc.	1,717	25,601
Broadcom Corp., Class A	1,838	62,051
Intel Corp.	2,510	60,792
KLA-Tencor Corp.	753	41,965
Lam Research Corp.*	910	40,349
Linear Technology Corp.	761	28,035
LSI Corp.*	10,945	78,147
Microchip Technology, Inc.	741	27,602
Micron Technology, Inc.*	2,988	42,818
NVIDIA Corp.	3,551	49,821
QUALCOMM, Inc.	921	56,255
Teradyne, Inc.*	4,447	78,134
Texas Instruments, Inc.	808	28,175
Xilinx, Inc.	760	30,104
Total Semiconductors		717,915
Software — 3.8%
Adobe Systems, Inc.*	311	14,169
Akamai Technologies, Inc.*	1,270	54,039
Autodesk, Inc.*	962	32,650
BMC Software, Inc.*	1,505	67,936
CA, Inc.	1,676	47,984
Cerner Corp.*	269	25,848
Citrix Systems, Inc.*	684	41,266
Dun & Bradstreet Corp. (The)	600	58,470
Electronic Arts, Inc.*	3,545	81,429
Fidelity National Information Services, Inc.	1,144	49,009

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Software — 3.8% (continued)
Fiserv, Inc.*	496	$43,355
Intuit, Inc.	671	40,951
Microsoft Corp.	1,732	59,806
Oracle Corp.	1,788	54,927
Red Hat, Inc.*	527	25,201
Salesforce.com, Inc.*	333	12,714
Total Software		709,754
Telecommunications — 2.0%
AT&T, Inc.	469	16,602
Centurylink, Inc.	334	11,807
Cisco Systems, Inc.	2,752	66,901
Corning, Inc.	453	6,446
Crown Castle International Corp.*	111	8,035
Frontier Communications Corp.(a)	1,872	7,582
JDS Uniphase Corp.*	3,742	53,810
Juniper Networks, Inc.*	4,141	79,963
Motorola Solutions, Inc.	365	21,071
T-Mobile US, Inc.*	2,765	68,600
Verizon Communications, Inc.	432	21,747
Total Telecommunications		362,564
Textiles — 0.2%
Cintas Corp.	740	33,700
Toys/Games/Hobbies — 0.3%
Hasbro, Inc.(a)	654	29,319
Mattel, Inc.	751	34,028
Total Toys/Games/Hobbies		63,347
Transportation — 2.0%
C.H. Robinson Worldwide, Inc.	679	38,234
CSX Corp.	2,219	51,459
Expeditors International of Washington, Inc.	539	20,487
FedEx Corp.	561	55,303
Norfolk Southern Corp.	746	54,197
Ryder System, Inc.	1,133	68,875

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Transportation — 2.0% (continued)
Union Pacific Corp.	352	$54,307
United Parcel Service, Inc., Class B	389	33,642
Total Transportation		376,504
Total Common Stocks (Cost $15,465,521)		18,334,605
MONEY MARKET FUND — 1.6%
Fidelity Institutional Prime Money Market Portfolio – Class I, 0.02%(b) (Cost $295,849)	295,849	295,849
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 0.9%
BNY Mellon Securities Lending Overnight Fund, 0.06%(c) (Cost $159,052)	159,052	159,052
Total Investments — 101.1% (Cost $15,920,422)		18,789,506
Liabilities in Excess of Other Assets — (1.1)%		(196,395)
Net Assets — 100.0%		$18,593,111

*	Non-income producing security
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $182,822; the aggregate market value of the collateral held by the fund is $187,331. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $28,279.
(b)	Rate shown reflects the 7-day yield at June 30, 2013.
(c)	Rate shown reflects the 1-day yield at June 30, 2013.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	0.5%
Aerospace/Defense	1.4
Agriculture	0.8
Airlines	0.4
Apparel	1.0
Auto Manufacturers	0.6
Auto Parts & Equipment	1.3
Banks	5.8
Beverages	1.4
Biotechnology	1.4
Building Materials	0.1
Chemicals	2.6
Coal	0.1
Commercial Services	3.4

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2013

% of Net Assets
Computers	2.8%
Cosmetics/Personal Care	0.5
Distribution/Wholesale	0.9
Diversified Financial Services	4.5
Electric	1.4
Electrical Components & Equipment	0.4
Electronics	2.0
Engineering & Construction	0.7
Entertainment	0.3
Environmental Control	0.3
Food	2.3
Forest Products & Paper	0.4
Gas	0.2
Hand/Machine Tools	0.5
Healthcare – Products	2.9
Healthcare – Services	3.2
Home Builders	0.8
Home Furnishings	0.8
Household Products/Wares	0.3
Housewares	0.2
Insurance	5.6
Internet	2.3
Iron/Steel	0.5
Leisure Time	0.6
Lodging	0.8
Machinery – Construction & Mining	0.6
Machinery – Diversified	1.5
Media	3.3
Metal Fabricate/Hardware	0.3
Mining	0.2
Miscellaneous Manufacturing	2.1
Office/Business Equipment	0.6
Oil & Gas	5.4
Oil & Gas Services	2.1
Packaging & Containers	0.9
Pharmaceuticals	2.9
Pipelines	0.4
Real Estate	0.2
Real Estate Investment Trust	0.5
Retail	9.3
Savings & Loans	0.1
Semiconductors	3.9
Software	3.8
Telecommunications	2.0
Textiles	0.2
Toys/Games/Hobbies	0.3
Transportation	2.0
Money Market Fund	2.5
Total Investments	101.1
Liabilities in Excess of Other Assets	(1.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA GLOBAL BOND ETF
Schedule of Investments

June 30, 2013

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 99.2%
Asset Allocation Fund — 4.3%
SPDR Barclays Convertible Securities ETF(a)	22,558	$962,775
Debt Fund — 94.9%
AdvisorShares Peritus High Yield ETF†	41,065	2,049,143
iShares iBoxx $ High Yield Corporate Bond ETF(a)	2,553	231,966
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	25,322	2,877,845
iShares S&P/Citigroup International Treasury Bond ETF	7,039	679,052
PIMCO 1 – 5 Year U.S. TIPS Index ETF	13,157	693,374
PIMCO Australia Bond Index ETF	2,058	182,874
PIMCO Canada Bond Index ETF	4,504	430,650
PowerShares Build America Bond Portfolio(a)	46,168	1,301,014
PowerShares Emerging Markets Sovereign Debt Portfolio(a)	62,051	1,694,613
PowerShares Financial Preferred Portfolio(a)	89,458	1,600,404
PowerShares Insured National Municipal Bond Portfolio(a)	55,449	1,325,780
PowerShares International Corporate Bond Portfolio	49,030	1,357,641
PowerShares Senior Loan Portfolio(a)	56,476	1,397,781
SPDR DB International Government Inflation-Protected Bond ETF	11,307	650,944
Vanguard Intermediate-Term Government Bond ETF	10,786	685,882
Vanguard Long-Term Government Bond ETF	9,291	632,253
Vanguard Mortgage-Backed Securities ETF	31,338	1,599,492
Vanguard Short-Term Bond ETF	8,760	701,413
WisdomTree Emerging Markets Corporate Bond Fund	17,712	1,303,603
Total Debt Fund		21,395,724
Total Exchange Traded Funds (Cost $22,788,420)		22,358,499
MONEY MARKET FUND — 1.0%
Fidelity Institutional Prime Money Market Portfolio – Class I, 0.02%(b) (Cost $226,433)	226,433	226,433
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 38.5%
BNY Mellon Securities Lending Overnight Fund, 0.06%(c) (Cost $8,679,025)	8,679,025	8,679,025
Total Investments — 138.7% (Cost $31,693,878)		31,263,957
Liabilities in Excess of Other Assets — (38.7)%		(8,721,018)
Net Assets — 100.0%		$22,542,939

ETF	— Exchange Traded Fund
TIPS	— Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA GLOBAL BOND ETF
Schedule of Investments (continued)

June 30, 2013

†	Affiliated company
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $8,475,694; the aggregate market value of the collateral held by the fund is $8,679,025.
(b)	Rate shown reflects the 7-day yield at June 30, 2013.
(c)	Rate shown reflects the 1-day yield at June 30, 2013.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Asset Allocation Fund	4.3%
Debt Fund	94.9
Money Market Fund	39.5
Total Investments	138.7
Liabilities in Excess of Other Assets	(38.7)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA INTERNATIONAL ETF
Schedule of Investments

June 30, 2013

Investments	Shares	Value
COMMON STOCKS — 98.0%
Advertising — 0.5%
WPP PLC (United Kingdom)(a)	890	$75,997
Agriculture — 0.8%
British American Tobacco PLC (United Kingdom)(a)	550	56,617
Imperial Tobacco Group PLC (United Kingdom)(a)	850	59,236
Total Agriculture		115,853
Airlines — 2.5%
Cathay Pacific Airways Ltd. (Hong Kong)(a)	6,096	52,853
China Eastern Airlines Corp. Ltd. (China)*(a)(b)	4,346	66,885
China Southern Airlines Co. Ltd. (China)(a)	2,360	48,073
Deutsche Lufthansa AG (Germany)*(a)	5,448	110,240
International Consolidated Airlines Group SA (United Kingdom)*(a)	633	12,844
Ryanair Holdings PLC (Ireland)(a)	1,527	78,686
Total Airlines		369,581
Apparel — 0.7%
Adidas AG (Germany)(a)	1,499	81,156
Gildan Activewear, Inc. (Canada)	693	28,073
Total Apparel		109,229
Auto Manufacturers — 3.4%
Bayerische Motoren Werke AG (Germany)(a)	1,543	44,947
Daimler AG (Germany)(a)	961	58,035
Honda Motor Co. Ltd. (Japan)(a)	2,551	95,025
Tata Motors Ltd. (India)(a)	3,488	81,759
Toyota Motor Corp. (Japan)(a)	906	109,318
Volkswagen AG (Germany)(a)	2,853	115,832
Total Auto Manufacturers		504,916
Auto Parts & Equipment — 1.3%
GKN PLC (United Kingdom)(a)(b)	17,696	82,286
Magna International, Inc. (Canada)	1,549	110,320
Total Auto Parts & Equipment		192,606
Banks — 12.0%
Akbank TAS (Turkey)(a)(b)	5,656	46,266
Australia & New Zealand Banking Group Ltd. (Australia)(a)	1,217	31,794
Banco Bilbao Vizcaya Argentaria SA (Spain)(a)	11,411	95,967
Banco Bradesco SA (Brazil)(a)	1,811	23,561
Banco do Brasil SA (Brazil)(a)	3,261	32,936
Banco Santander SA (Spain)(a)(b)	15,209	98,402
Bancolombia SA (Colombia)(a)	962	54,353

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Banks — 12.0% (continued)
Barclays PLC (United Kingdom)(a)	5,514	$94,400
Commerzbank AG (Germany)(a)(b)	6,073	53,139
Corpbanca SA (Chile)(a)	4,703	80,421
Credit Suisse Group AG (Switzerland)*(a)(b)	3,774	99,860
DBS Group Holdings Ltd. (Singapore)(a)	911	44,589
Deutsche Bank AG (Germany)(c)	2,678	112,342
Grupo Financiero Banorte SAB de CV (Mexico)(a)	1,579	47,133
HSBC Holdings PLC (United Kingdom)(a)	1,723	89,424
ICICI Bank Ltd. (India)(a)	1,664	63,648
Industrial & Commercial Bank of China Ltd. (China)(a)	5,865	72,902
Intesa Sanpaolo SpA (Italy)(a)	9,090	87,037
Lloyds Banking Group PLC (United Kingdom)*(a)	29,834	114,563
Nedbank Group Ltd. (South Africa)(a)	3,702	65,933
Royal Bank of Scotland Group PLC (United Kingdom)*(a)(b)	11,739	98,725
Sberbank of Russia (Russia)(a)	6,030	69,224
Standard Bank Group Ltd. (South Africa)(a)	5,900	66,375
Sumitomo Mitsui Trust Holdings, Inc. (Japan)(a)	2,696	12,617
Turkiye Garanti Bankasi AS (Turkey)(a)	9,888	42,518
UBS AG (Switzerland)*	4,892	82,919
Westpac Banking Corp. (Australia)(a)	97	12,793
Total Banks		1,793,841
Beverages — 2.9%
Anheuser-Busch InBev NV (Belgium)(a)	551	49,733
Carlsberg A/S, Class B (Denmark)(a)	4,007	71,846
Cia Cervecerias Unidas SA (Chile)(a)	405	11,587
Cia de Bebidas das Americas (Brazil)(a)	370	13,819
Coca-Cola Femsa SAB de CV (Mexico)(a)	98	13,748
Diageo PLC (United Kingdom)(a)	500	57,475
Fomento Economico Mexicano SAB de CV (Mexico)(a)	179	18,471
Heineken NV (Netherlands)(a)(b)	1,568	49,941
Kirin Holdings Co. Ltd. (Japan)(a)	5,613	88,517
SABMiller PLC (United Kingdom)(a)	1,096	52,816
Total Beverages		427,953
Building Materials — 2.0%
CRH PLC (Ireland)(a)	3,948	80,184
Fletcher Building Ltd. (New Zealand)(a)(b)	1,200	15,516
Lafarge SA (France)(a)	6,820	103,255
LIXIL Group Corp. (Japan)(a)(b)	2,144	104,563
Total Building Materials		303,518

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Chemicals — 3.0%
Akzo Nobel NV (Netherlands)(a)(b)	2,964	$55,753
Arkema SA (France)(a)(b)	987	90,804
Asahi Kasei Corp. (Japan)(a)(b)	4,257	56,256
BASF SE (Germany)(a)	489	43,761
Koninklijke DSM NV (Netherlands)(a)	1,937	31,583
Linde AG (Germany)(a)	2,638	49,383
Sinopec Shanghai Petrochemical Co. Ltd. (China)*(a)	1,785	59,315
Sociedad Quimica y Minera de Chile SA (Chile)(a)	502	20,281
Syngenta AG (Switzerland)(a)	642	49,986
Total Chemicals		457,122
Coal — 0.2%
Exxaro Resources Ltd. (South Africa)(a)	2,466	36,472
Commercial Services — 0.8%
Bunzl PLC (United Kingdom)(a)	248	24,235
Cielo SA (Brazil)(a)	1,826	45,997
Experian PLC (Jersey Islands)(a)	3,023	52,872
Total Commercial Services		123,104
Computers — 2.5%
CGI Group, Inc., Class A (Canada)*	2,870	84,062
Gemalto NV (Netherlands)(a)	2,068	93,742
Infosys Ltd. (India)(a)(b)	883	36,371
Lenovo Group Ltd. (Hong Kong)(a)	5,497	99,441
TDK Corp. (Japan)(a)	814	28,213
Wipro Ltd. (India)(a)	5,484	39,924
Total Computers		381,753
Cosmetics/Personal Care — 0.6%
Kao Corp. (Japan)(a)	1,212	41,656
Unicharm Corp. (Japan)(a)	3,695	42,197
Total Cosmetics/Personal Care		83,853
Distribution/Wholesale — 1.0%
Li & Fung Ltd. (Hong Kong)(a)	32,228	87,016
Wolseley PLC (United Kingdom)(a)	13,093	61,144
Total Distribution/Wholesale		148,160
Diversified Financial Services — 2.2%
Daiwa Securities Group, Inc. (Japan)(a)	10,332	87,719
Macquarie Group Ltd. (Australia)(a)	1,570	60,037
Nomura Holdings, Inc. (Japan)(a)	12,714	94,592
ORIX Corp. (Japan)(a)	1,296	88,556
Total Diversified Financial Services		330,904

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Electric — 1.4%
CLP Holdings Ltd. (Hong Kong)(a)	7,415	$60,506
GDF Suez (France)(a)	727	14,271
Huaneng Power International, Inc. (China)(a)	2,325	89,396
Power Assets Holdings Ltd. (Hong Kong)(a)	2,440	21,033
SSE PLC (United Kingdom)(a)	1,202	27,899
Total Electric		213,105
Electrical Components & Equipment — 0.3%
Nidec Corp. (Japan)(a)	2,308	40,436
Electronics — 1.7%
Koninklijke Philips Electronics NV, Class Y (Netherlands)	3,315	90,135
Kyocera Corp. (Japan)(a)	334	33,984
LG Display Co. Ltd. (South Korea)*(a)	7,588	90,070
Sony Corp. (Japan)(a)	1,773	37,570
Total Electronics		251,759
Engineering & Construction — 0.5%
ABB Ltd. (Switzerland)*(a)	3,472	75,204
Food — 3.1%
Ajinomoto Co., Inc. (Japan)(a)(b)	1,100	16,258
Associated British Foods PLC (United Kingdom)(a)	1,588	41,844
BRF SA (Brazil)(a)	1,898	41,206
Carrefour SA (France)(a)	16,241	88,189
Cencosud SA (Chile)(a)(b)	3,090	46,041
Cia Brasileira de Distribuicao Grupo Pao de Acucar (Brazil)(a)(b)	908	41,278
Danone SA (France)(a)	2,212	33,180
Delhaize Group SA (Belgium)(a)	210	12,986
Koninklijke Ahold NV (Netherlands)(a)	1,637	24,375
Nestle SA (Switzerland)(a)	472	31,048
Unilever NV (Netherlands)	817	32,116
Unilever PLC (United Kingdom)(a)	767	31,025
Want Want China Holdings Ltd. (China)(a)(b)	399	27,890
Total Food		467,436
Food Service — 0.4%
Compass Group PLC (United Kingdom)(a)	4,325	55,619
Forest Products & Paper — 0.7%
Stora ENSO OYJ (Finland)(a)	15,120	101,002

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Gas — 0.5%
Centrica PLC (United Kingdom)(a)	1,352	$29,839
National Grid PLC (United Kingdom)(a)	448	25,388
Snam SpA (Italy)(a)(b)	2,440	22,228
Total Gas		77,455
Healthcare – Products — 0.9%
Luxottica Group SpA (Italy)(a)	953	48,184
Mindray Medical International Ltd. (China)(a)(b)	1,220	45,689
Smith & Nephew PLC (United Kingdom)(a)(b)	688	38,590
Total Healthcare – Products		132,463
Healthcare – Services — 0.3%
Fresenius Medical Care AG & Co. KGaA (Germany)(a)	1,240	43,735
Holding Companies – Diversified — 1.2%
Bidvest Group Ltd. (South Africa)(a)	766	37,879
Imperial Holdings Ltd. (South Africa)(a)	2,593	54,673
LVMH Moet Hennessy Louis Vuitton SA (France)(a)	2,295	74,406
Wharf Holdings Ltd. (Hong Kong)(a)	800	13,364
Total Holding Companies – Diversified		180,322
Home Builders — 0.5%
Sekisui House Ltd. (Japan)(a)	5,205	75,264
Household Products/Wares — 0.1%
Reckitt Benckiser Group PLC (United Kingdom)(a)	1,585	22,610
Insurance — 8.7%
Aegon NV, Class G (Netherlands)	15,025	101,569
Ageas (Belgium)(a)	626	21,966
AIA Group Ltd. (Hong Kong)(a)	4,079	68,955
Allianz SE (Germany)(a)	3,549	51,851
AMP Ltd. (Australia)(a)(b)	200	3,102
Aviva PLC (United Kingdom)(a)	4,322	44,992
AXA SA (France)(a)	4,540	89,393
China Life Insurance Co. Ltd. (China)(a)	2,228	77,713
ING Groep NV (Netherlands)*(a)	13,364	121,479
Manulife Financial Corp. (Canada)	2,946	47,195
MS&AD Insurance Group Holdings (Japan)(a)	1,522	19,284
Muenchener Rueckversicherungs AG (Germany)(a)(b)	5,385	99,084
Prudential PLC (United Kingdom)(a)	2,234	73,096
QBE Insurance Group Ltd. (Australia)(a)	4,576	63,217
Sanlam Ltd. (South Africa)(a)	2,395	55,205
Suncorp Group Ltd. (Australia)(a)	4,616	50,130

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Insurance — 8.7% (continued)
Swiss Re AG (Switzerland)(a)	1,089	$81,233
Tokio Marine Holdings, Inc. (Japan)(a)	3,121	99,154
Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)(a)	6,776	62,861
Zurich Insurance Group AG (Switzerland)*(a)	2,837	73,875
Total Insurance		1,305,354
Internet — 1.2%
Baidu, Inc. (Cayman Islands)*(a)	988	93,396
NetEase.com (Cayman Islands)(a)	1,277	80,668
Total Internet		174,064
Iron/Steel — 1.3%
ArcelorMittal (Luxembourg)(b)	1,460	16,352
Fortescue Metals Group Ltd. (Australia)(a)(b)	13,412	74,772
Nippon Steel & Sumitomo Metal Corp. (Japan)(a)	476	12,966
Rio Tinto PLC (United Kingdom)(a)(b)	2,261	92,882
Total Iron/Steel		196,972
Leisure Time — 0.8%
Carnival PLC (United Kingdom)(a)	2,210	77,483
Sega Semmy Holdings, Inc. (Japan)(a)	6,296	39,381
Total Leisure Time		116,864
Lodging — 1.6%
Galaxy Entertainment Group Ltd. (Hong Kong)*(a)	2,394	116,803
InterContinental Hotels Group PLC (United Kingdom)(a)	1,510	41,480
Melco Crown Entertainment Ltd., Class Participation Certificate (Hong Kong)*(a)	3,683	82,352
Total Lodging		240,635
Machinery – Diversified — 0.9%
CNH Global NV (Netherlands)	2,186	91,069
Kubota Corp. (Japan)(a)	612	44,547
Total Machinery – Diversified		135,616
Media — 0.9%
Naspers Ltd., Class N (South Africa)(a)	644	47,444
Pearson PLC (United Kingdom)(a)	1,162	20,811
Reed Elsevier NV (Netherlands)(a)	1,130	37,426
Reed Elsevier PLC (United Kingdom)(a)	778	35,500
Total Media		141,181

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Metal Fabricate/Hardware — 1.2%
Tenaris SA (Luxembourg)(a)	1,737	$69,949
Vallourec SA (France)(a)	10,352	104,503
Total Metal Fabricate/Hardware		174,452
Mining — 6.3%
Barrick Gold Corp. (Canada)	752	11,837
BHP Billiton Ltd. (Australia)(a)	347	20,008
BHP Billiton PLC (United Kingdom)(a)	270	13,843
Cameco Corp. (Canada)	5,203	107,494
Eldorado Gold Corp. (Canada)	13,732	84,864
Glencore Xstrata PLC (Switzerland)(a)	10,116	84,873
Gold Fields Ltd. (South Africa)(a)	3,504	18,396
Goldcorp, Inc. (Canada)	1,182	29,231
Impala Platinum Holdings Ltd. (South Africa)(a)	2,758	25,732
Kinross Gold Corp. (Canada)	11,023	56,217
MMC Norilsk Nickel OJSC (Russia)(a)	5,630	80,903
Newcrest Mining Ltd. (Australia)(a)	5,444	51,555
Norsk Hydro ASA (Norway)(a)	19,276	76,718
Randgold Resources Ltd. (Jersey Islands)(a)	1,097	70,263
Silver Wheaton Corp. (Canada)	4,706	92,567
Sterlite Industries India Ltd. (India)(a)	15,272	89,188
Yamana Gold, Inc. (Canada)	4,002	38,059
Total Mining		951,748
Miscellaneous Manufacturing — 1.4%
FUJIFILM Holdings Corp. (Japan)(a)(b)	1,240	27,280
Invensys PLC (United Kingdom)(a)	8,492	52,735
Siemens AG (Germany)(a)	789	79,934
Smiths Group PLC (United Kingdom)(a)(b)	2,202	44,205
Total Miscellaneous Manufacturing		204,154
Office/Business Equipment — 0.4%
Canon, Inc. (Japan)(a)	1,676	55,090
Oil & Gas — 5.7%
BG Group PLC (United Kingdom)(a)	5,080	86,157
BP PLC (United Kingdom)(a)	1,476	61,608
Cenovus Energy, Inc. (Canada)	2,863	81,653
China Petroleum & Chemical Corp. (China)(a)	187	17,110
Ecopetrol SA (Colombia)(a)(b)	676	28,432

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Oil & Gas — 5.7% (continued)
Encana Corp. (Canada)	3,581	$60,662
Eni SpA (Italy)(a)	1,100	45,144
PetroChina Co. Ltd. (China)(a)	273	30,213
Petroleo Brasileiro SA (Brazil)(a)	5,773	77,474
Repsol YPF SA (Spain)(a)	2,177	46,065
Royal Dutch Shell PLC, Class A (United Kingdom)(a)	1,076	68,649
Sasol Ltd. (South Africa)(a)	1,657	71,765
Total SA (France)(a)	567	27,613
Woodside Petroleum Ltd. (Australia)(a)	985	31,796
YPF SA (Argentina)(a)	7,817	115,379
Total Oil & Gas		849,720
Oil & Gas Services — 1.1%
Saipem SpA (Italy)(a)(b)	2,740	22,577
Subsea 7 SA (Luxembourg)*(a)	3,136	55,774
Technip SA (France)(a)	3,534	89,905
Total Oil & Gas Services		168,256
Packaging & Containers — 0.3%
Rexam PLC (United Kingdom)(a)	1,341	48,960
Pharmaceuticals — 4.5%
Bayer AG (Germany)(a)	529	56,429
Daiichi Sankyo Co. Ltd. (Japan)(a)(b)	4,583	76,353
Dr Reddy's Laboratories Ltd. (India)*(a)	1,379	52,154
GlaxoSmithKline PLC (United Kingdom)(a)	823	41,125
Grifols SA (Spain)(a)	2,636	75,073
Hypermarcas SA (Brazil)(a)	5,360	34,250
Novartis AG (Switzerland)(a)	396	28,001
NOVO Nordisk A/S (Denmark)(a)	368	57,029
Roche Holding AG (Switzerland)(a)	769	47,574
Sanofi (France)(a)	731	37,654
Shire PLC (Jersey Islands)(a)	719	68,384
Takeda Pharmaceutical Co. Ltd. (Japan)(a)	695	15,693
Teva Pharmaceutical Industries Ltd. (Israel)(a)	1,760	68,992
Valeant Pharmaceuticals International, Inc. (Canada)*	271	23,328
Total Pharmaceuticals		682,039
Real Estate — 0.5%
CapitaLand Ltd. (Singapore)(a)	14,804	71,651
REITS — 0.1%
Westfield Group (Australia)(a)	588	12,313

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Retail — 0.9%
Aeon Co. Ltd. (Japan)(a)(b)	1,194	$15,761
Kingfisher PLC (United Kingdom)(a)	7,115	74,281
Marks & Spencer Group PLC (United Kingdom)(a)	1,768	23,143
Wal-Mart de Mexico SAB de CV (Mexico)(a)	598	16,744
Total Retail		129,929
Semiconductors — 2.1%
Advanced Semiconductor Engineering, Inc. (Taiwan)(a)	19,120	77,627
ARM Holdings PLC (United Kingdom)(a)	1,176	42,548
ASML Holding NV (Netherlands)(c)	947	74,908
Infineon Technologies AG (Germany)(a)	5,632	46,971
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)(a)	4,248	77,823
Total Semiconductors		319,877
Software — 0.7%
Dassault Systemes SA (France)(a)	317	38,871
SAP AG (Germany)(a)	958	69,771
Total Software		108,642
Telecommunications — 6.6%
BT Group PLC (United Kingdom)(a)	410	19,266
China Telecom Corp. Ltd. (China)(a)	1,579	75,002
China Unicom Ltd. (Hong Kong)(a)(b)	6,086	79,970
Deutsche Telekom AG (Germany)(a)	4,440	51,770
MTN Group Ltd. (South Africa)(a)	3,184	59,095
Nippon Telegraph & Telephone Corp. (Japan)(a)	2,459	63,959
NTT DOCOMO, Inc. (Japan)(a)	1,148	17,966
Oi SA (Brazil)(a)(b)	40,220	72,396
Portugal Telecom SGPS SA (Portugal)(a)	3,876	15,233
Rostelecom OJSC (Russia)(a)	1,248	20,018
Singapore Telecommunications Ltd. (Singapore)(a)	708	21,028
SK Telecom Co. Ltd. (South Korea)(a)	4,293	87,277
Telecom Argentina SA (Argentina)*(a)(b)	5,892	87,673
Telefonaktiebolaget LM Ericsson (Sweden)(a)	8,265	93,229
Telekomunikasi Indonesia Tbk PT (Indonesia)(a)	567	24,234
Telenor ASA (Norway)(a)	1,256	74,744
Tim Participacoes SA (Brazil)(a)	778	14,471
VimpelCom Ltd. (Bermuda)(a)	8,434	84,846
Vodafone Group PLC (United Kingdom)(a)	999	28,711
Total Telecommunications		990,888

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Transportation — 1.6%
Canadian Pacific Railway Ltd. (Canada)	443	$53,771
Deutsche Post AG (Germany)(a)	3,213	80,068
Nippon Yusen KK (Japan)(a)	19,000	100,510
Total Transportation		234,349
Water — 1.2%
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)(a)	5,883	61,242
United Utilities Group PLC (United Kingdom)(a)	1,361	28,431
Veolia Environnement SA (France)(a)	7,811	89,124
Total Water		178,797
Total Common Stocks (Cost $14,840,484)		14,682,823
MONEY MARKET FUND — 1.8%
Fidelity Institutional Prime Money Market Portfolio – Class I, 0.02%(d) (Cost $259,136)	259,136	259,136
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 8.9%
BNY Mellon Securities Lending Overnight Fund, 0.06%(e) (Cost $1,332,744)	1,332,744	1,332,744
Total Investments — 108.7% (Cost $16,432,364)		16,274,703
Liabilities in Excess of Other Assets — (8.7)%		(1,296,446)
Net Assets — 100.0%		$14,978,257

PLC — Public Limited Company

*	Non-income producing security
(a)	American Depositary Receipt
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,287,828; the aggregate market value of the collateral held by the fund is $1,332,744
(c)	Registered Shares
(d)	Rate shown reflects the 7-day yield at June 30, 2013.
(e)	Rate shown reflects the 1-day yield at June 30, 2013.

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2013

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	0.5%
Agriculture	0.8
Airlines	2.5
Apparel	0.7
Auto Manufacturers	3.4
Auto Parts & Equipment	1.3
Banks	12.0
Beverages	2.9
Building Materials	2.0
Chemicals	3.0
Coal	0.2
Commercial Services	0.8
Computers	2.5
Cosmetics/Personal Care	0.6
Distribution/Wholesale	1.0
Diversified Financial Services	2.2
Electric	1.4
Electrical Components & Equipment	0.3
Electronics	1.7
Engineering & Construction	0.5
Food	3.1
Food Service	0.4
Forest Products & Paper	0.7
Gas	0.5
Healthcare – Products	0.9
Healthcare – Services	0.3
Holding Companies – Diversified	1.2
Home Builders	0.5
Household Products/Wares	0.1
Insurance	8.7
Internet	1.2
Iron/Steel	1.3
Leisure Time	0.8
Lodging	1.6
Machinery-Diversified	0.9
Media	0.9
Metal Fabricate/Hardware	1.2
Mining	6.3
Miscellaneous Manufacturing	1.4
Office/Business Equipment	0.4
Oil & Gas	5.7

See accompanying Notes to Financial Statements.

ADVISORSHARES
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2013

% of Net Assets
Oil & Gas Services	1.1%
Packaging & Containers	0.3
Pharmaceuticals	4.5
Real Estate	0.5
REITS	0.1
Retail	0.9
Semiconductors	2.1
Software	0.7
Telecommunications	6.6
Transportation	1.6
Water	1.2
Money Market Fund	10.7
Total Investments	108.7
Liabilities in Excess of Other Assets	(8.7)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES
MEIDELL TACTICAL ADVANTAGE ETF
Schedule of Investments

June 30, 2013

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 67.5%
Debt Fund — 47.9%
iShares Barclays 1 – 3 Year Treasury Bond ETF	10,511	$885,867
iShares Barclays Short Treasury Bond ETF	7,949	876,139
SPDR Barclays Capital 1 – 3 Month T-Bill ETF*	38,478	1,762,292
Vanguard Short-Term Bond ETF	11,068	886,215
Total Debt Fund		4,410,513
Equity Fund — 19.6%
iShares Core S&P Small-Cap ETF(a)	9,947	898,114
iShares S&P SmallCap 600 Value Index Fund	9,645	901,229
Total Equity Fund		1,799,343
Total Exchange Traded Funds (Cost $6,217,521)		6,209,856
MONEY MARKET FUND — 12.8%
Dreyfus Institutional Reserves Treasury Fund – Institutional Class, 0.00%(b) (Cost $1,179,280)	1,179,280	1,179,280
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 7.3%
BNY Mellon Securities Lending Overnight Fund, 0.06%(c) (Cost $675,368)	675,368	675,368
Total Investments — 87.6% (Cost $8,072,169)		8,064,504
Other Assets in Excess of Liabilities — 12.4%		1,144,348
Net Assets — 100.0%		$9,208,852

ETF — Exchange Traded Fund

*	Non-income producing security
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $658,611; the aggregate market value of the collateral held by the fund is $675,368.
(b)	Rate shown reflects the 7-day yield at June 30, 2013.
(c)	Rate shown reflects the 1-day yield at June 30, 2013.

See accompanying Notes to Financial Statements.

ADVISORSHARES
MEIDELL TACTICAL ADVANTAGE ETF
Schedule of Investments (continued)

June 30, 2013

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Debt Fund	47.9%
Equity Fund	19.6
Money Market Fund	20.1
Total Investments	87.6
Other Assets in Excess of Liabilities	12.4
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES
NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments

June 30, 2013

Investments	Principal	Value
CORPORATE BONDS — 22.6%
Consumer Discretionary — 2.1%
Boyd Gaming Corp., 9.13%, 12/01/18	$210,000	$219,975
CBS Corp., 1.95%, 07/01/17	100,000	99,437
Dish DBS Corp., 4.63%, 07/15/17	100,000	101,000
DR Horton, Inc., 3.63%, 02/15/18	75,000	73,969
Hyatt Hotels Corp., 3.88%, 08/15/16	35,000	36,912
Jones Group, Inc. (The), 6.88%, 03/15/19	175,000	176,750
MGM Resorts International, 7.63%, 01/15/17	165,000	181,088
Rent-A-Center, Inc., 6.63%, 11/15/20	175,000	184,187
Time Warner Cable, Inc., 6.75%, 07/01/18	205,000	234,906
Wyndham Worldwide Corp., 2.50%, 03/01/18	450,000	442,433
Total Consumer Discretionary		1,750,657
Energy — 1.2%
Chesapeake Energy Corp., 5.38%, 06/15/21	175,000	174,562
Forest Oil Corp., 7.25%, 06/15/19(a)	175,000	165,375
Parker Drilling Co., 9.13%, 04/01/18	175,000	185,938
Plains Exploration & Production Co., 6.50%, 11/15/20	210,000	222,895
Rowan Cos., Inc., 4.88%, 06/01/22	210,000	217,072
Total Energy		965,842
Financials — 10.9%
Air Lease Corp., 4.75%, 03/01/20	225,000	218,250
American International Group, Inc., 4.88%, 09/15/16	180,000	197,313
Associated Banc-Corp., 5.13%, 03/28/16	60,000	64,627
Bank of America Corp., Series L, 5.65%, 05/01/18	200,000	222,433
Bank of America Corp., 5.49%, 03/15/19	66,000	71,251
Barclays, 5.20%, 07/10/14 (United Kingdom)	100,000	104,346
Bear Stearns Cos. LLC (The), 7.25%, 02/01/18	75,000	89,395
Capital One Financial Corp., 6.15%, 09/01/16	400,000	446,689
Citigroup, Inc., 5.50%, 02/15/17	450,000	492,512

See accompanying Notes to Financial Statements.

ADVISORSHARES
NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Principal	Value
Financials — 10.9% (continued)
CNA Financial Corp., 5.85%, 12/15/14	$100,000	$106,413
Countrywide Financial Corp., 6.25%, 05/15/16	130,000	141,856
DDR Corp., 7.88%, 09/01/20	180,000	219,867
E*Trade Financial Corp., 6.38%, 11/15/19	175,000	178,500
Fifth Third Bancorp, 4.50%, 06/01/18	66,000	71,152
Ford Motor Credit Co. LLC, 8.13%, 01/15/20	455,000	549,787
General Electric Capital Corp., Series G, 5.63%, 05/01/18	295,000	338,729
Genworth Financial, Inc., 7.63%, 09/24/21(a)	155,000	180,405
Goldman Sachs Group, Inc. (The), 5.63%, 01/15/17	670,000	726,720
HCP, Inc., 3.75%, 02/01/19	175,000	179,789
Health Care REIT, Inc., 4.70%, 09/15/17	220,000	239,289
HSBC Finance Corp., 6.68%, 01/15/21	225,000	249,120
HSBC USA, Inc., 1.63%, 01/16/18	200,000	195,334
International Lease Finance Corp., 3.88%, 04/15/18	200,000	188,375
Jefferies Group LLC, 5.13%, 04/13/18	275,000	288,751
JPMorgan Chase & Co., 6.13%, 06/27/17	280,000	316,126
Lincoln National Corp., 6.05%, 04/20/67@	100,000	98,468
Morgan Stanley, 5.55%, 04/27/17	425,000	460,155
Morgan Stanley, 2.13%, 04/25/18	180,000	172,461
National Retail Properties, Inc., 5.50%, 07/15/21	250,000	270,996
Prudential Financial, Inc., 5.20%, 03/15/44@	300,000	284,625
Regions Financial Corp., 5.75%, 06/15/15	325,000	350,757
Santander Holdings USA, Inc., 3.00%, 09/24/15	115,000	117,977
SLM Corp., 4.63%, 09/25/17	175,000	172,812
State Street Corp., 4.96%, 03/15/18	300,000	330,872
Ventas Realty LP/Ventas Capital Corp., 4.00%, 04/30/19	180,000	187,415
Wells Fargo & Co., 5.13%, 09/15/16	75,000	82,943
Willis North America, Inc., 6.20%, 03/28/17	250,000	278,646
Zions Bancorporation, 4.50%, 03/27/17	195,000	206,399
Total Financials		9,091,555

See accompanying Notes to Financial Statements.

ADVISORSHARES
NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Principal	Value
Health Care — 1.1%
Community Health Systems, Inc., 5.13%, 08/15/18	$170,000	$172,975
Express Scripts Holding Co., 3.50%, 11/15/16	150,000	159,357
HCA, Inc., 6.50%, 02/15/20	220,000	238,562
Tenet Healthcare Corp., 6.25%, 11/01/18	150,000	158,438
Vanguard Health Holding Company II LLC, 7.75%, 02/01/19	170,000	181,050
Total Health Care		910,382
Industrials — 4.0%
Delta Air Lines Class A Pass-Through Trust, Series 2010-2A, 4.95%, 05/23/19	862,382	916,280
Deluxe Corp., 7.00%, 03/15/19	170,000	180,200
HD Supply, Inc., 8.13%, 04/15/19	170,000	187,000
Hexion US Finance Corp., 6.63%, 04/15/20	175,000	175,438
Kratos Defense & Security Solutions, Inc., 10.00%, 06/01/17	255,000	274,125
Ryder System, Inc., 2.50%, 03/01/17	125,000	125,564
Spirit Aerosystems, Inc., 7.50%, 10/01/17	100,000	105,000
Textron, Inc., 4.63%, 09/21/16	400,000	433,072
UAL 2009-2a Pass-Through Trust, Series 09-2, 9.75%, 01/15/17	643,669	740,220
United Rentals North America, Inc., 7.38%, 05/15/20	150,000	160,875
Total Industrials		3,297,774
Information Technology — 0.8%
Dun & Bradstreet Corp. (The), 3.25%, 12/01/17	300,000	302,482
Equinix, Inc., 4.88%, 04/01/20	175,000	172,375
First Data Corp., 11.25%, 03/31/16(a)	165,000	162,113
Xerox Corp., 4.25%, 02/15/15	50,000	52,255
Total Information Technology		689,225
Materials — 0.8%
Calumet Specialty Products Partners LP, 9.38%, 05/01/19	100,000	107,500
Huntsman International LLC, 4.88%, 11/15/20	200,000	198,500

See accompanying Notes to Financial Statements.

ADVISORSHARES
NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Principal	Value
Materials — 0.8% (continued)
International Paper Co., 9.38%, 05/15/19	$75,000	$98,145
Libbey Glass, Inc., 6.88%, 05/15/20	96,000	100,920
Reynolds Group Issuer LLC, 7.88%, 08/15/19	150,000	164,250
Total Materials		669,315
Telecommunication Services — 1.5%
AT&T, Inc., 3.88%, 08/15/21	210,000	216,969
Centurylink, Inc., Series N, 6.00%, 04/01/17	150,000	162,375
CCO Holdings LLC/CCO Holdings Capital Corp., 7.38%, 06/01/20	205,000	223,963
Frontier Communications Corp., 7.13%, 03/15/19	250,000	264,375
Qwest Corp., 6.50%, 06/01/17	75,000	84,949
Sprint Nextel Corp., 6.00%, 12/01/16	170,000	179,775
Verizon Communications, Inc., 4.60%, 04/01/21	125,000	135,724
Total Telecommunication Services		1,268,130
Utilities — 0.2%
NRG Energy, Inc., 8.50%, 06/15/19	170,000	182,538
Total Corporate Bonds (Cost $19,387,213)		18,825,418
FOREIGN BONDS — 5.3%
Energy — 1.0%
Petrobras International Finance Co., 3.50%, 02/06/17 (Brazil)	400,000	399,219
TNK-BP Finance SA, 7.50%, 07/18/16 (Russia)	195,000	217,181
Weatherford Bermuda Holdings Ltd., 9.63%, 03/01/19	150,000	189,849
Total Energy		806,249
Financials — 2.3%
Aircastle Ltd., 6.25%, 12/01/19	250,000	260,937
Banco Bilbao Vizcaya Argentaria US Senior S.A. Unipersonal, 3.25%, 05/16/14 (Spain)	250,000	252,297

See accompanying Notes to Financial Statements.

ADVISORSHARES
NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Principal	Value
Financials — 2.3% (continued)
Banco Santander Brasil SA/Brazil, 4.50%, 04/06/15 (Brazil)	$250,000	$252,500
Banco Santander Chile, 2.15%, 06/07/18 (Chile)@‡	200,000	200,000
Corp. Andina de Fomento, 3.75%, 01/15/16 (Supranational)	100,000	106,067
Deutsche Bank Financial LLC, 5.38%, 03/02/15 (Germany)	235,000	248,838
Intesa Sanpaolo SpA, 3.13%, 01/15/16 (Italy)	200,000	196,770
Royal Bank of Scotland Group PLC, 6.40%, 10/21/19 (United Kingdom)	350,000	389,391
Total Financials		1,906,800
Foreign Corporate — 0.8%
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., 2.13%, 10/13/15 (Netherlands)	250,000	255,991
Petroleos Mexicanos, 6.00%, 03/05/20 (Mexico)	350,000	386,750
Total Foreign Corporate		642,741
Foreign Government — 0.5%
Korea Finance Corp., 4.63%, 11/16/21 (South Korea)	375,000	383,021
Health Care — 0.2%
VPII Escrow Corp., 6.75%, 08/15/18 (Canada)‡	120,000	123,150
Materials — 0.3%
Methanex Corp., 3.25%, 12/15/19 (Canada)	100,000	96,947
Vale Overseas Ltd., 4.38%, 01/11/22 (Brazil)	170,000	162,322
Total Materials		259,269
Telecommunication Services — 0.2%
America Movil SAB de CV, 2.38%, 09/08/16 (Mexico)	200,000	203,642
Telefonica Emisiones SAU, 6.42%, 06/20/16 (Spain)	100,000	110,047
Total Telecommunication Services		313,689
Total Foreign Bonds (Cost $4,593,778)		4,434,919

See accompanying Notes to Financial Statements.

ADVISORSHARES
NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Principal	Value
ASSET BACKED SECURITIES — 6.7%
AmeriCredit Automobile Receivables Trust, Class D, Series 2012-4, 2.68%, 10/09/18	$1,050,000	$1,043,344
Asset Backed Funding Certificates Trust, Class A6, Series 2005-AQ1, 4.78%, 06/25/35	366,827	378,113
Avis Budget Rental Car Funding Aesop LLC, Class A, Series 2012-3A, 2.10%, 03/20/19‡	550,000	540,841
Carmax Auto Owner Trust, Class A3, Series 2012-1, 0.89%, 09/15/16	275,000	275,731
CKE Restaurant Holdings, Inc., Class A2, Series 2013-1A, 4.47%, 03/20/43‡	308,838	309,162
Domino's Pizza Master Issuer LLC, Class A2, Series 2012-1A, 5.22%, 01/25/42‡	269,844	288,467
Residential Funding Mortgage Securities II Home Loan Trust, Class AIIB, Series 2003-HS2, 0.44%, 06/25/28@	253,878	231,879
Santander Drive Auto Receivables Trust, Class C, Series 2012-3, 3.01%, 04/16/18	260,000	267,164
Sierra Timeshare Receivables Funding LLC, Class B, Series 2012-2A, 3.42%, 03/20/29‡	460,081	468,231
Silverleaf Finance XV LLC, Class A, Series 2012-D, 3.00%, 03/17/25‡	483,507	484,688
SLM Private Education Loan Trust, Class A2, Series 2012-B, 3.48%, 10/15/30‡	200,000	209,168
SLM Private Education Loan Trust, Class A2, Series 2012-C, 3.31%, 10/15/46‡	320,000	331,433
Trip Rail Master Funding LLC, Class A1A, Series 2011-1A, 4.37%, 07/15/41‡	481,656	512,479
Volvo Financial Equipment LLC, Class B, Series 2013-1A, 1.24%, 08/15/19‡	275,000	270,615
Total Asset Backed Securities (Cost $5,732,522)		5,611,315

See accompanying Notes to Financial Statements.

ADVISORSHARES
NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Principal	Value
MORTGAGE BACKED SECURITIES — 45.7%
Commercial MBS — 8.5%
BAMLL-DB Trust, Class A2FX, Series 2012-OSI, 3.35%, 04/13/29‡	$274,872	$283,472
Bear Stearns Commercial Mortgage Securities Trust, Class A4, Series 2004-T14, 5.20%, 01/12/41@	893,929	906,815
Bear Stearns Commercial Mortgage Securities Trust, Class A4, Series 2007-PW18, 5.70%, 06/11/50	750,000	856,936
CD Commercial Mortgage Trust, Class A4, Series 2007-CD4, 5.32%, 12/11/49	780,000	861,974
GS Mortgage Securities Trust, Class A4, Series 2007-GG10, 5.98%, 08/10/45@(a)	1,000,000	1,118,641
LB-UBS Commercial Mortgage Trust, Class A3, Series 2007-C7, 5.87%, 09/15/45@	868,949	972,450
Rialto Real Estate Fund LLC, Class A, Series 2013-LT2, 2.83%, 05/22/28‡	225,163	224,605
Wachovia Bank Commercial Mortgage Trust, Class AM, Series 2007-C30, 5.38%, 12/15/43	200,000	211,441
Wachovia Bank Commercial Mortgage Trust, Class A4, Series 2007-C31, 5.51%, 04/15/47	500,000	551,722
Wachovia Bank Commercial Mortgage Trust, Class A3, Series 2007-C32, 5.94%, 06/15/49@	975,000	1,095,224
Total Commercial MBS		7,083,280
Financials — 0.5%
Banc of America Funding 2004-A Trust, Class 5A1, Series 2004-A, 2.44%, 07/20/34@	451,845	445,914
Fixed Income — 34.4%
A10 Securitization 2013-1 LLC, Class A, Series 2013-1, 2.40%, 11/15/25‡	600,000	596,057
AmeriCredit Automobile Receivables Trust 2011-2, Class D, Series 2011-2, 4.00%, 05/08/17	955,000	992,356
AmeriCredit Automobile Receivables Trust 2013-2, Class D, Series 2013-2, 2.42%, 05/08/19	575,000	560,907

See accompanying Notes to Financial Statements.

ADVISORSHARES
NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Principal	Value
Fixed Income — 34.4% (continued)
Bear Stearns ARM Trust 2004-1, Class 21A1, Series 2004-1, 2.48%, 04/25/34@	$740,676	$706,539
Bear Stearns ARM Trust 2004-10, Class 15A1, Series 2004-10, 2.86%, 01/25/35@	840,087	824,507
Bear Stearns ARM Trust 2004-10, Class 12A3, Series 2004-10, 2.94%, 01/25/35@	420,616	404,584
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13, Class AM, Series 2006-PW13, 5.58%, 09/11/41@	800,000	876,510
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR15, Class AM, Series 2007-PW15, 5.36%, 02/11/44	260,000	261,829
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Class A4, Series 2007-PW17, 5.69%, 06/11/50@	650,000	739,233
CarMax Auto Owner Trust 2009-2, Class B, Series 2009-2, 4.65%, 08/17/15	900,000	919,031
CarMax Auto Owner Trust 2012-1, Class B, Series 2012-1, 1.76%, 08/15/17	500,000	506,135
Citigroup Mortgage Loan Trust, Inc., Class A3, Series 2004-UST1, 2.45%, 08/25/34@	238,366	237,590
Commercial Mortgage Trust 2004-GG1, Class A7, Series 2004-GG1, 5.32%, 06/10/36@	272,511	277,669
Credit Suisse First Boston Mortgage Securities Corp., Class 6A1, Series 2004-8, 4.50%, 12/25/19	332,080	339,228
Cronos Containers Program Ltd., Class A, Series 2012-2A, 3.81%, 09/18/27 (Bermuda)‡	277,500	277,475
DBUBS 2011-LC3 Mortgage Trust, Class A2, Series 2011-LC3A, 3.64%, 08/10/44	1,050,000	1,111,501
Drug Royalty II LP 1 2012-1, Class A1, Series 2012-1, 4.28%, 01/15/25@‡	224,183	227,545
Exeter Automobile Receivables Trust 2013-1, Class C, Series 2013-1A, 3.52%, 02/15/19‡	500,000	490,771
GMACM Mortgage Loan Trust 2003-J7, Class A10, Series 2003-J7, 5.50%, 11/25/33	1,351,948	1,397,129
GMACM Mortgage Loan Trust 2004-AR1, Class 12A, Series 2004-AR1, 3.27%, 06/25/34@	517,111	525,546

See accompanying Notes to Financial Statements.

ADVISORSHARES
NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Principal	Value
Fixed Income — 34.4% (continued)
GSAA Trust, Class AF4, Series 2005-1, 5.44%, 11/25/34	$305,000	$326,076
GSR Mortgage Loan Trust, Class 2A2, Series 2007-1F, 5.50%, 01/25/37	56,815	53,560
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7, Class AM, Series 2006-LDP7, 6.06%, 04/15/45@	1,190,000	1,310,990
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Class A3, Series 2006-LDP9, 5.34%, 05/15/47	745,000	823,657
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDP10, Class AM, Series 2007-LDPX, 5.46%, 01/15/49@	275,000	276,055
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDP12, Class A4, Series 2007-LD12, 5.88%, 02/15/51@	500,000	566,529
LB Commercial Mortgage Trust 2007-C3, Class A4, Series 2007-C3, 6.08%, 07/15/44@	610,000	693,330
LB-UBS Commercial Mortgage Trust 2007-C6, Class A4, Series 2007-C6, 5.86%, 07/15/40@	1,100,000	1,222,495
MASTR Asset Securitization Trust 2004-6, Class 4A1, Series 2004-6, 5.00%, 07/25/19	197,114	205,131
Merrill Lynch Mortgage Trust 2006-C1, Class AM, Series 2006-C1, 5.87%, 05/12/39@	420,000	457,641
MID-State Trust, Class A4, Series 1997-6, 7.79%, 07/01/35	504,749	547,357
Morgan Stanley Capital I Trust 2007-IQ14, Class A4, Series 2007-IQ14, 5.69%, 04/15/49@	800,000	894,550
RALI Series 2003-QS22 Trust, Class A3, Series 2003-QS22, 5.38%, 12/26/33	374,232	385,018
RALI Series 2004-QS8 Trust, Class A6, Series 2004-QS8, 5.50%, 06/25/34	650,484	674,022
RFMSI Series 2004-S9 Trust, Class 1A16, Series 2004-S9, 5.50%, 12/25/34	971,994	971,033

See accompanying Notes to Financial Statements.

ADVISORSHARES
NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Principal	Value
Fixed Income — 34.4% (continued)
Santander Drive Auto Receivables Trust 2012-4, Class C, Series 2012-4, 2.94%, 12/15/17	$360,000	$366,031
Santander Drive Auto Receivables Trust 2013-3, Class C, Series 2013-3, 1.81%, 04/15/19	300,000	291,551
Sequoia Mortgage Trust, Class A2, Series 2012-4, 3.00%, 09/25/42@	625,717	623,945
Structured Asset Securities Corp., Class 2A, Series 2003-37A, 4.59%, 12/25/33@	220,547	218,961
Structured Asset Securities Corp. Mortgage Pass-Through Certificates SER 2003-33h, Class 1A1, Series 2003-33H, 5.50%, 10/25/33	686,240	704,521
Wachovia Bank Commercial Mortgage Trust Series 2005-C20, Class AMFX, Series 2005-C20, 5.18%, 07/15/42@	300,000	320,035
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class AM, Series 2007-C31, 5.59%, 04/15/47@	1,100,000	1,169,274
WaMu Mortgage Pass-Through Certificates, Class A1, Series 2003-AR6, 2.44%, 06/25/33@	379,898	383,225
Wells Fargo Mortgage Backed Securities 2003-J Trust, Class 5A1, Series 2003-J, 4.49%, 10/25/33@	414,083	411,155
Wells Fargo Mortgage Backed Securities 2004-A Trust, Class A1, Series 2004-A, 4.90%, 02/25/34@	496,211	498,877
Wells Fargo Mortgage Backed Securities 2004-K Trust, Class 2A12, Series 2004-K, 4.73%, 07/25/34@	535,995	537,349
Wells Fargo Mortgage Backed Securities 2004-K Trust, Class 1A2, Series 2004-K, 2.62%, 07/25/34@	776,450	769,352
Wells Fargo Mortgage Backed Securities 2004-Z Trust, Class 2A1, Series 2004-Z, 2.62%, 12/25/34@	362,772	362,826
Wells Fargo Mortgage Backed Securities 2006-16 Trust, Class A5, Series 2006-16, 5.00%, 11/25/36	307,891	317,209
Total Fixed Income		28,653,897
Industrials — 2.2%
America West Airlines 2000-1 Pass-Through Trust, Series 001G, 8.06%, 07/02/20	208,834	231,806

See accompanying Notes to Financial Statements.

ADVISORSHARES
NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Principal	Value
Industrials — 2.2% (continued)
Continental Airlines 1999-2 Class C-2 Pass-Through Trust, Series AMBC, 6.24%, 03/15/20	$286,269	$317,758
Continental Airlines 2000-1 Class A-1 Pass-Through Trust, Series 00A1, 8.05%, 11/01/20	348,101	389,874
Northwest Airlines 2002-1 Class G-2 Pass-Through Trust, Series 02-1, 6.26%, 11/20/21	862,864	918,950
Total Industrials		1,858,388
Residential MBS — 0.1%
Structured Asset Securities Corp. Assistance Loan Trust, Class A, Series 2003-AL1, 3.36%, 04/25/31‡	40,775	39,839
Total Mortgage Backed Securities (Cost $38,802,824)		38,081,318
US TREASURY NOTES — 8.6%
U.S. Treasury Note, 0.25%, 03/31/15	1,700,000	1,698,240
U.S. Treasury Note, 0.25%, 05/31/15	4,500,000	4,492,355
U.S. Treasury Note, 0.38%, 06/30/15	1,000,000	1,000,430
Total US Treasury Notes (Cost $7,194,364)		7,191,025
US GOVERNMENT AGENCY SECURITIES — 2.9%
Government National Mortgage Association, Class G, Series 2009-46, 4.50%, 09/20/34	822,226	843,218
Government National Mortgage Association, Class CA, Series 2009-22, 4.50%, 12/16/35	493,117	506,090
Federal Home Loan Mortgage Corporation, Class J, Series 2012-4011, 4.00%, 12/15/41	1,035,458	1,061,949
Total US Government Agency Securities (Cost $2,426,899)		2,411,257

See accompanying Notes to Financial Statements.

ADVISORSHARES
NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Principal	Value
TERM LOANS — 6.7%
Consumer Discretionary — 2.5%
Caesars Entertainment Corp., 7.50%, 10/31/16	$223,840	$223,467
CBAC Borrower LLC, 0.00%, 07/02/20(b)	200,000	203,500
Landry's, Inc., 3.50%, 04/24/18	223,016	224,039
Leslie's Poolmart, Inc., 0.00%, 10/16/19(b)	200,000	200,917
MGM Resorts International, 2.50%, 12/20/19	121,694	121,162
Scientific Games International, Inc., 0.00%, 05/22/20(b)	140,000	138,652
Seminole Hard Rock Entertainment, Inc., 2.75%, 05/14/20	60,000	59,925
Seven Seas Cruises S. DE R.L., 3.50%, 12/21/18	225,000	226,406
SRAM LLC, 3.00%, 04/10/20	220,909	218,976
Univision Communications, Inc., 3.25%, 03/01/20	224,438	222,567
Zuffa LLC, 3.50%, 02/25/20	223,875	223,246
Total Consumer Discretionary		2,062,857
Consumer Staples — 0.3%
Hostess Brands, Inc., 5.50%, 04/09/20	225,000	229,688
Health Care — 0.5%
Davita, Inc., 3.00%, 11/01/19	223,875	224,534
IASIS Healthcare LLC, 3.25%, 05/03/18	223,875	223,819
Total Health Care		448,353
Industrials — 0.6%
Avis Budget Car Rental LLC, 0.00%, 03/15/19(b)	200,000	200,700
Doncasters Group Ltd., 4.25%, 04/09/20	274,313	274,655
Total Industrials		475,355
Information Technology — 1.6%
Blue Coat Systems, inc., 0.00%, 05/31/19(b)	210,000	209,387

See accompanying Notes to Financial Statements.

ADVISORSHARES
NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Principal/Shares	Value
Information Technology — 1.6% (continued)
CDW LLC, 2.50%, 04/29/20	$224,438	$221,738
First Data Corp., 4.00%, 03/24/18	250,000	244,340
Interactive Data Corp., 0.00%, 02/11/18(b)	225,000	224,249
Ion Trading Technologies Ltd., 0.00%, 05/22/20(b)	210,000	209,387
Riverbed Technology Inc., 3.00%, 12/18/19	205,429	206,713
Total Information Technology		1,315,814
Materials — 0.7%
Fortescue Metals Group Ltd., 4.25%, 10/18/17	223,872	222,858
Ineos US Finance LLC, 0.00%, 05/04/18(b)	200,000	196,282
Pact Group USA, Inc., 0.00%, 05/29/20(b)	150,000	149,438
Pact Group USA, Inc., 2.75%, 05/29/20	57,000	56,786
Total Materials		625,364
Telecommunication Services — 0.5%
Alcatel-Lucent USA, Inc., 6.25%, 01/30/19	199,499	201,785
Windstream Corp., 2.75%, 01/23/20	223,875	224,540
Total Telecommunication Services		426,325
Total Term Loans (Cost $5,657,657)		5,583,756
MONEY MARKET FUND — 4.6%
BofA Cash Reserves Money Market Fund – Capital Class, 0.01%(c) (Cost $3,835,905)	3,835,905	3,835,905
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 2.0%
BNY Mellon Securities Lending Overnight Fund, 0.06%(d) (Cost $1,628,015)	1,628,015	1,628,015
Total Investments — 105.1% (Cost $89,259,177)		87,602,928
Liabilities in Excess of Other Assets — (5.1%)		(4,241,107)
Net Assets — 100.0%		$83,361,821

See accompanying Notes to Financial Statements.

ADVISORSHARES
NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2013

@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2013.
‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,589,913; the aggregate market value of the collateral held by the fund is $1,628,015.
(b)	This loan will settle after June 30, 2013, at which time the interest rate will be determined.
(c)	Rate shown reflects the 7-day yield at June 30, 2013.
(d)	Rate shown reflects the 1-day yield as of June 30, 2013.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Asset Backed Securities	6.7%
Commercial MBS	8.5
Consumer Discretionary	4.6
Consumer Staples	0.3
Energy	2.2
Financials	13.7
Fixed Income	34.4
Foreign Corporate	0.8
Foreign Government	0.5
Health Care	1.9
Industrials	6.8
Information Technology	2.3
Materials	1.8
Money Market Fund	6.6
Residential MBS	0.1
Telecommunication Services	2.2
US Government Agency Securities	2.9
US Treasury Notes	8.6
Utilities	0.2
Total Investments	105.1
Liabilities in Excess of Other Assets	(5.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES
PERITUS HIGH YIELD ETF
Schedule of Investments

June 30, 2013

Investments	Principal	Value
CORPORATE BONDS — 86.4%
Advertising — 2.4%
Affinion Group, Inc., 7.88%, 12/15/18(a)	$5,530,000	$4,202,800
Sitel Worldwide Corp., 11.00%, 08/01/17‡	1,850,000	1,979,500
Total Advertising		6,182,300
Aerospace/Defense — 2.3%
Ducommun, Inc., 9.75%, 07/15/18	2,531,000	2,777,773
Erickson Air-Crane, Inc., 8.25%, 05/01/20‡(a)	3,305,000	3,226,506
Total Aerospace/Defense		6,004,279
Agriculture — 1.9%
North Atlantic Trading Co., 11.50%, 07/15/16‡	3,770,000	3,939,650
Vector Group Ltd., 7.75%, 02/15/21	950,000	985,625
Total Agriculture		4,925,275
Auto Manufacturers — 1.8%
Navistar International Corp., 8.25%, 11/01/21(a)	4,773,000	4,713,338
Beverages — 1.7%
Innovation Ventures LLC/Innovation Ventures Finance Corp., 9.50%, 08/15/19‡(a)	5,325,000	4,473,000
Chemicals — 1.4%
Phibro Animal Health Corp., 9.25%, 07/01/18‡	3,330,000	3,596,400
Coal — 1.7%
Arch Coal, Inc., 9.88%, 06/15/19‡(a)	4,565,000	4,359,575
Commercial Services — 5.1%
DynCorp International, Inc., 10.38%, 07/01/17(a)	4,829,000	4,877,290
Harland Clarke Holdings Corp., 9.50%, 05/15/15(a)	4,658,349	4,629,234
Harland Clarke Holdings Corp., 9.75%, 08/01/18‡	1,200,000	1,254,000
Southern Graphics, Inc., 8.38%, 10/15/20‡	1,425,000	1,474,875

See accompanying Notes to Financial Statements.

ADVISORSHARES
PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Principal	Value
Commercial Services — 5.1% (continued)
StoneMor Partners LP/Cornerstone Family Services of WV, 7.88%, 06/01/21‡	$920,000	$906,200
Total Commercial Services		13,141,599
Computers — 3.7%
j2 Global, Inc., 8.00%, 08/01/20	1,220,000	1,281,000
Spansion LLC, 7.88%, 11/15/17	3,250,000	3,347,500
Stream Global Services, Inc., 11.25%, 10/01/14	4,851,000	4,923,765
Total Computers		9,552,265
Diversified Financial Services — 3.8%
CNG Holdings, Inc./OH, 9.38%, 05/15/20‡	5,525,000	5,331,625
GFI Group, Inc., 9.63%, 07/19/18#	4,575,000	4,460,625
Total Diversified Financial Services		9,792,250
Electrical Components & Equipment — 1.2%
Advanced Lighting Technologies, Inc., 10.50%, 06/01/19‡	3,600,000	3,240,000
Electronics — 4.2%
KEMET Corp., 10.50%, 05/01/18	3,925,000	4,023,125
Sanmina-SCI Corp., 7.00%, 05/15/19‡	3,930,000	4,067,550
Viasystems, Inc., 7.88%, 05/01/19‡	2,765,000	2,930,900
Total Electronics		11,021,575
Environmental Control — 3.6%
Casella Waste Systems, Inc., 7.75%, 02/15/19	5,114,000	4,883,870
EnergySolutions, Inc./EnergySolutions LLC, 10.75%, 08/15/18	4,050,000	4,384,125
Total Environmental Control		9,267,995
Food — 5.5%
Chiquita Brands International, Inc., 7.88%, 02/01/21‡	3,300,000	3,465,000
Harmony Foods Corp., 10.00%, 05/01/16‡	2,548,000	2,694,510
Simmons Foods, Inc., 10.50%, 11/01/17‡	4,040,000	4,272,300
SUPERVALU, Inc., 6.75%, 06/01/21‡(a)	4,150,000	3,880,250
Total Food		14,312,060

See accompanying Notes to Financial Statements.

ADVISORSHARES
PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Principal	Value
Forest Products & Paper — 1.5%
Exopack Holding Corp., 10.00%, 06/01/18	$3,904,000	$3,972,320
Healthcare – Products — 4.5%
Alere, Inc., 8.63%, 10/01/18	1,500,000	1,590,000
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19(a)	4,790,000	4,981,600
Rotech Healthcare, Inc., 10.75%, 10/15/15ˆ	4,885,000	4,988,806
Total Healthcare – Products		11,560,406
Healthcare – Services — 8.9%
Alliance Healthcare Services, Inc., 8.00%, 12/01/16	3,960,000	4,009,500
Apria Healthcare Group, Inc., 12.38%, 11/01/14(a)	798,000	810,967
Kindred Healthcare, Inc., 8.25%, 06/01/19	4,590,000	4,727,700
Radiation Therapy Services, Inc., 8.88%, 01/15/17(a)	4,905,000	4,635,225
Radnet Management, Inc., 10.38%, 04/01/18	3,955,000	4,251,625
Select Medical Corp., 6.38%, 06/01/21‡	1,900,000	1,814,500
Vantage Oncology LLC/Vantage Oncology Finance Co., 9.50%, 06/15/17‡	2,765,000	2,751,175
Total Healthcare – Services		23,000,692
Leisure Time — 1.5%
ICON Health & Fitness, 11.88%, 10/15/16‡(a)	4,850,000	4,025,500
Metal Fabricate/Hardware — 1.9%
American Piping Products, Inc., 12.88%, 11/15/17‡	5,405,000	4,891,525
Mining — 2.1%
Molycorp, Inc., 10.00%, 06/01/20(a)	5,565,000	5,425,875
Miscellaneous Manufacturing — 2.5%
Iracore International Holdings, Inc., 9.50%, 06/01/18‡	3,255,000	3,316,031
JB Poindexter & Co., Inc., 9.00%, 04/01/22‡	2,965,000	3,128,075
Total Miscellaneous Manufacturing		6,444,106

See accompanying Notes to Financial Statements.

ADVISORSHARES
PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Principal	Value
Oil & Gas — 5.2%
Quicksilver Resources, Inc., 9.13%, 08/15/19	$3,445,000	$2,945,475
Seitel, Inc., 9.50%, 04/15/19‡	4,685,000	4,720,137
Venoco, Inc., 11.50%, 10/01/17	3,625,000	3,851,563
Venoco, Inc., 8.88%, 02/15/19	2,000,000	1,960,000
Total Oil & Gas		13,477,175
Retail — 3.4%
Ferrellgas Partners LP, 8.63%, 06/15/20	4,552,000	4,654,420
RadioShack Corp., 6.75%, 05/15/19(a)	5,792,000	4,199,200
Total Retail		8,853,620
Storage/Warehousing — 0.5%
Niska Gas Storage Partners LLC, 8.88%, 03/15/18	1,350,000	1,407,375
Telecommunications — 13.2%
Cincinnati Bell, Inc., 8.75%, 03/15/18(a)	5,255,000	5,287,844
EarthLink, Inc., 8.88%, 05/15/19(a)	5,430,000	5,307,825
EarthLink, Inc., 7.38%, 06/01/20‡	3,230,000	3,116,950
Fairpoint Communications, Inc., 8.75%, 08/15/19‡(a)	5,150,000	5,124,250
Frontier Communications Corp., 7.63%, 04/15/24	4,680,000	4,715,100
NII Capital Corp., 10.00%, 08/15/16(a)	5,720,000	5,577,000
Primus Telecommunications Holding, Inc., Series AI-X, 10.00%, 04/15/17	5,200,000	5,252,000
Total Telecommunications		34,380,969
Transportation — 0.9%
Era Group, Inc., 7.75%, 12/15/22	2,350,000	2,361,750
Total Corporate Bonds (Cost $223,496,435)		224,383,224

See accompanying Notes to Financial Statements.

ADVISORSHARES
PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Principal/Shares	Value
FOREIGN BONDS — 11.2%
Environmental Control — 1.4%
Tervita Corp., 8.00%, 11/15/18 (Canada)‡	$3,685,000	$3,710,334
Forest Products & Paper — 1.6%
Millar Western Forest Products Ltd., 8.50%, 04/01/21 (Canada)(a)	4,150,000	4,118,875
Oil & Gas — 4.3%
Connacher Oil And Gas Ltd., 8.50%, 08/01/19 (Canada)‡(a)	7,450,000	4,321,000
Lightstream Resources Ltd., 8.63%, 02/01/20 (Canada)‡	4,445,000	4,244,975
Welltec A/S, 8.00%, 02/01/19 (Denmark)‡(a)	2,360,000	2,466,200
Total Oil & Gas		11,032,175
Transportation — 3.9%
CHC Helicopter SA, 9.25%, 10/15/20 (Luxembourg)	2,486,000	2,560,580
CHC Helicopter SA, 9.38%, 06/01/21 (Luxembourg)‡(a)	2,305,000	2,293,475
Navios Maritime Holdings, Inc., 8.13%, 02/15/19 (Marshall Islands)(a)	5,497,000	5,235,893
Total Transportation		10,089,948
Total Foreign Bonds (Cost $30,464,719)		28,951,332
MONEY MARKET FUND — 0.9%
BlackRock Liquidity Funds TempFund Portfolio – Dollar Class, 0.01%(b) (Cost $2,320,848)	2,320,848	2,320,848
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 17.7%
BNY Mellon Securities Lending Overnight Fund, 0.06%(c) (Cost $46,056,940)	46,056,940	46,056,940
Total Investments — 116.2% (Cost $302,338,942)		$301,712,344
Liabilities in Excess of Other Assets — (16.2%)		(41,983,509)
Net Assets — 100.0%		$259,728,835

‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
#	Represents step coupon bond. Rate shown reflects the rate in effect at June 30, 2013.

See accompanying Notes to Financial Statements.

ADVISORSHARES
PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2013

ˆ	Represents issuer in default on interest payments and/or principal repayment; non income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $44,914,426; the aggregate market value of the collateral held by the fund is $45,056,940.
(b)	Rate shown reflects the 7-day yield at June 30, 2013.
(c)	Rate shown reflects the 1-day yield at June 30, 2013.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	2.4%
Aerospace/Defense	2.3
Agriculture	1.9
Auto Manufacturers	1.8
Beverages	1.7
Chemicals	1.4
Coal	1.7
Commercial Services	5.1
Computers	3.7
Diversified Financial Services	3.8
Electrical Components & Equipment	1.2
Electronics	4.2
Environmental Control	5.0
Food	5.5
Forest Products & Paper	3.1
Healthcare-Products	4.5
Healthcare-Services	8.9
Leisure Time	1.5
Metal Fabricate/Hardware	1.9
Mining	2.1
Miscellaneous Manufacturing	2.5
Oil & Gas	9.5
Retail	3.4
Storage/Warehousing	0.5
Telecommunications	13.2
Transportation	4.8
Money Market Fund	18.6
Total Investments	116.2
Liabilities in Excess of Other Assets	(16.2)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES
PRING TURNER BUSINESS CYCLE ETF
Schedule of Investments

June 30, 2013

Investments	Shares	Value
COMMON STOCKS — 41.5%
Banks — 4.0%
Royal Bank of Canada (Canada)	1,883	$109,798
Wells Fargo & Co.	2,881	118,899
Total Banks		228,697
Coal — 1.1%
Alliance Resource Partners, LP	924	65,262
Commercial Services — 3.4%
Apollo Group, Inc., Class A*	5,064	89,734
Paychex, Inc.	2,917	106,529
Total Commercial Services		196,263
Electric — 2.1%
MDU Resources Group, Inc.	4,602	119,238
Holding Companies – Diversified — 1.1%
Leucadia National Corp.	2,393	62,744
Insurance — 3.1%
American International Group, Inc.*	1,413	63,161
Aon PLC (United Kingdom)	1,739	111,905
Total Insurance		175,066
Mining — 3.2%
Franco-Nevada Corp. (Canada)	2,659	95,112
Royal Gold, Inc.	722	30,382
Silver Wheaton Corp. (Canada)	3,062	60,230
Total Mining		185,724
Oil & Gas — 5.8%
Enerplus Corp. (Canada)	8,236	121,810
Seadrill Ltd. (Norway)	2,682	109,265
Whiting Petroleum Corp.*	2,200	101,398
Total Oil & Gas		332,473
Pharmaceuticals — 3.7%
Abbott Laboratories	1,523	53,122
Eli Lilly & Co.	1,029	50,545
Pfizer, Inc.	3,913	109,603
Total Pharmaceuticals		213,270

See accompanying Notes to Financial Statements.

ADVISORSHARES
PRING TURNER BUSINESS CYCLE ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Pipelines — 1.9%
Kinder Morgan, Inc.	2,881	$109,910
Real Estate Investment Trust — 2.0%
Lexington Realty Trust	5,002	58,423
Rayonier, Inc.	997	55,224
Total Real Estate Investment Trust		113,647
Semiconductors — 1.8%
Intel Corp.	4,277	103,589
Software — 1.1%
Microsoft Corp.	1,831	63,224
Telecommunications — 4.1%
Cisco Systems, Inc.	4,946	120,237
Verizon Communications, Inc.	2,246	113,064
Total Telecommunications		233,301
Transportation — 3.1%
Navios Maritime Partners, LP (Greece)	7,972	115,195
Union Pacific Corp.	389	60,015
Total Transportation		175,210
Total Common Stocks (Cost $2,333,446)		2,377,618
EXCHANGE TRADED FUNDS — 28.7%
Debt Fund — 19.5%
AdvisorShares Peritus High Yield ETF†	5,653	282,085
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF(a)	10,654	279,561
iShares 20+ Year Treasury Bond ETF(a)	1,950	215,358
PIMCO Enhanced Short Maturity ETF	565	57,218
PowerShares Senior Loan Portfolio(a)	11,362	281,209
Total Debt Fund		1,115,431
Equity Fund — 9.2%
ProShares Short Russell2000*(a)	8,192	169,001
ProShares Short S&P500*	3,397	100,857
SPDR Dow Jones International Real Estate ETF	2,682	107,012
SPDR S&P International Dividend ETF	3,470	151,465
Total Equity Fund		528,335
Total Exchange Traded Funds (Cost $1,715,993)		1,643,766

See accompanying Notes to Financial Statements.

ADVISORSHARES
PRING TURNER BUSINESS CYCLE ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
MONEY MARKET FUND — 29.7%
Dreyfus Government Cash Management – Investor Shares, 0.01%(b) (Cost $1,703,387)	1,703,387	$1,703,387
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 11.1%
BNY Mellon Securities Lending Overnight Fund, 0.06%(c) (Cost $632,149)	632,149	632,149
Total Investments — 111.0% (Cost $6,384,975)		6,356,920
Liabilities in Excess of Other Assets — (11.0%)		(627,795)
Net Assets — 100.0%		$5,729,125

LP — Limited Partnership

PLC — Public Limited Company

ETF — Exchange Traded Fund

*	Non-income producing security
†	Affiliated company
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $618,005; the aggregate market value of the collateral held by the fund is $632,149.
(b)	Rate shown reflects the 7-day yield at June 30, 2013.
(c)	Rate shown reflects the 1-day yield at June 30, 2013.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Banks	4.0%
Coal	1.1
Commercial Services	3.4
Debt Fund	19.5
Electric	2.1
Equity Fund	9.2
Holding Companies – Diversified	1.1
Insurance	3.1
Mining	3.2
Oil & Gas	5.8
Pharmaceuticals	3.7
Pipelines	1.9
Real Estate Investment Trust	2.0
Semiconductors	1.8
Software	1.1
Telecommunications	4.1
Transportation	3.1
Money Market Fund	40.8
Total Investments	111.0
Liabilities in Excess of Other Assets	(11.0)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES
QAM EQUITY HEDGE ETF
Schedule of Investments

June 30, 2013

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 81.7%
Commodity Fund — 0.7%
iShares Gold Trust*	2,397	$28,740
Debt Fund — 19.1%
iShares Barclays Short Treasury Bond Fund(a)	3,405	375,299
SPDR Barclays 1 – 3 Month T-Bill ETF*	8,184	374,827
Total Debt Fund		750,126
Equity Fund — 61.9%
First Trust Dow Jones Internet Index Fund*	1,424	64,650
Global X China Consumer ETF	45	607
Guggenheim China Real Estate ETF	673	13,682
Guggenheim China Small Cap Index ETF	4,969	110,361
Guggenheim China Technology ETF	1,902	48,273
Guggenheim Raymond James SB-1 Equity ETF	2,624	74,207
Guggenheim S&P 500 Equal Weight ETF	5,456	334,616
Guggenheim S&P 500 Equal Weight Financials ETF	5,266	185,276
Guggenheim S&P 500 Equal Weight Healthcare ETF	129	12,133
Guggenheim S&P 500 Equal Weight Technology ETF	498	31,942
Guggenheim S&P Midcap 400 Pure Growth ETF	617	62,909
iShares Core S&P SmallCap ETF	262	23,656
iShares Dow Jones US Medical Devices Index Fund	711	55,835
iShares Dow Jones US Pharmaceuticals Index Fund	1,001	99,750
iShares MSCI EAFE Index Fund	1,688	96,857
iShares MSCI Europe Financial Sector Index Fund	124	2,432
iShares MSCI India ETF	1,123	26,368
iShares MSCI India Small-Cap ETF	620	11,985
iShares MSCI Indonesia ETF	1,071	33,383
iShares MSCI Pacific Ex-Japan Index Fund	301	12,952
iShares MSCI Russia Capped Index Fund	524	10,066
iShares MSCI South Korea Capped Index Fund	1	53
iShares MSCI Taiwan Index Fund	3,601	47,893
iShares MSCI Thailand Capped Investable Market Index Fund	227	17,806
iShares MSCI U.K. Small Capital Index Fund	891	28,807

See accompanying Notes to Financial Statements.

ADVISORSHARES
QAM EQUITY HEDGE ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Equity Fund — 61.9% (continued)
iShares MSCI United Kingdom Index Fund	6,152	$108,644
iShares Russell 1000 Growth Index Fund	671	48,809
iShares Russell 1000 Value Index Fund	593	49,687
iShares Russell 2000 Growth Index Fund	620	69,136
iShares Russell 2000 Value Index Fund	2,138	183,654
iShares Russell Microcap Index Fund	1,426	88,013
iShares S&P Global Materials Sector Index Fund	6	319
iShares S&P North American Natural Resources Sector Index Fund	2,925	111,911
iShares S&P/TOPIX 150 Index Fund	588	28,342
Market Vectors Brazil Small-Cap ETF	1,359	43,216
Market Vectors China ETF*	676	20,348
Market Vectors Uranium+Nuclear Energy ETF	1,700	23,562
PowerShares Dynamic Market Portfolio	855	47,948
SPDR Russell/Nomura Small Cap Japan ETF	1,637	76,972
SPDR S&P Emerging Latin America ETF	162	9,910
SPDR S&P Emerging Markets SmallCap ETF	2,648	116,538
Total Equity Fund		2,433,508
Total Exchange Traded Funds (Cost $3,018,069)		3,212,374
MONEY MARKET FUND — 18.7%
JP Morgan Prime Money Market Fund – Institutional Class, 0.03%(b) (Cost $736,137)	736,137	736,137
Total Investments Before Securities Sold, Not Yet Purchased (Cost $3,754,206)		3,948,511
Securities Sold, Not Yet Purchased — (5.8)%
EXCHANGE TRADED FUNDS — (5.8)%
Currency Fund — (5.8)%
CurrencyShares British Pound Sterling Trust*	(826)	(124,016)
CurrencyShares Euro Currency Trust*	(812)	(104,691)
Total Securities Sold, Not Yet Purchased [Proceeds Received $(235,030)]		(228,707)
Total Investments — 94.6% (Cost $3,519,176)		3,719,804
Other Assets in Excess of Liabilities — 5.4%		211,717
Net Assets — 100.0%		$3,931,521

See accompanying Notes to Financial Statements.

ADVISORSHARES
QAM EQUITY HEDGE ETF
Schedule of Investments (continued)

June 30, 2013

ETF — Exchange Traded Fund

*	Non-income producing security
(a)	A portion of the security is segregated as collateral in connection with swaps positions carried by the fund in the amount of $249,097.
(b)	Rate shown reflects the 7-day yield as of June 30, 2013.

Cash of $229,351 has been segregated to cover requirement for open short sales as of June 30, 2013.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Commodity Fund	0.7%
Currency Fund	(5.8)
Debt Fund	19.1
Equity Fund	61.9
Money Market Fund	18.7
Total Investments	94.6
Other Assets in Excess of Liabilities	5.4
Net Assets	100.0%

Total Return Swaps contracts outstanding as of June 30, 2013

Reference Entity	Number of Contracts	Annual Financing Rate Received (Paid)	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
CurrencyShares Japanese Yen Trust	(1,257)	(4.31)%	8/16/2013	$(129,347)	$(124,148)	$5,199
EURO STOXX Large Net Return USD	(11)	(1.31)	8/16/2013	(5,501)	(5,163)	338
EURO STOXX Mid Net Return	229	0.29	8/16/2013	100,417	93,730	(6,687)
Market Vectors Russia Small-Cap ETF	4,879	(0.06)	8/16/2013	67,525	63,574	(3,951)
Net Unrealized Depreciation						$(5,101)

Societe Generale acts as the counterparty to the equity index swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon financing rate.

See accompanying Notes to Financial Statements.

ADVISORSHARES
RANGER EQUITY BEAR ETF†
Schedule of Investments

June 30, 2013

Investments	Shares	Value
MONEY MARKET FUNDS — 42.3%
Fidelity Institutional Government Money Market Portfolio – Class III, 0.01%(a)	42,389,265	$42,389,265
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, 0.05%(a)	50,000,000	50,000,000
Total Investments Before Securities Sold, Not Yet Purchased (Cost $92,389,265)		92,389,265
Securities Sold, Not Yet Purchased — (98.0)%
COMMON STOCKS — (98.0)%
Agriculture — (3.3)%
Bunge Ltd. (Bermuda)	(102,400)	(7,246,848)
Apparel — (1.5)%
Coach, Inc.	(57,500)	(3,282,675)
Auto Parts & Equipment — (1.4)%
Goodyear Tire & Rubber Co. (The)*	(196,100)	(2,998,369)
Banks — (12.4)%
Bank of Montreal (Canada)	(82,300)	(4,775,869)
Deutsche Bank AG (Germany)(b)	(221,800)	(9,304,510)
Fifth Third Bancorp	(190,600)	(3,440,330)
Royal Bank of Canada (Canada)	(82,700)	(4,822,237)
Toronto-Dominion Bank (The) (Canada)	(60,000)	(4,822,200)
Total Banks		(27,165,146)
Beverages — (0.9)%
Green Mountain Coffee Roasters, Inc.*	(27,000)	(2,026,620)
Commercial Services — (2.3)%
ADT Corp. (The)*	(123,900)	(4,937,415)
Computers — (5.9)%
International Business Machines Corp.	(23,100)	(4,414,641)
MICROS Systems, Inc.*	(110,000)	(4,746,500)
SanDisk Corp.*	(62,000)	(3,788,200)
Total Computers		(12,949,341)

See accompanying Notes to Financial Statements.

ADVISORSHARES
RANGER EQUITY BEAR ETF†
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Distribution/Wholesale — (4.8)%
Arrow Electronics, Inc.*	(93,700)	$(3,733,945)
Fastenal Co.	(72,100)	(3,305,785)
Fossil Group, Inc.*	(34,000)	(3,512,540)
Total Distribution/Wholesale		(10,552,270)
Electrical Components & Equipment — (2.2)%
Universal Display Corp.*	(169,000)	(4,750,590)
Electronics — (3.5)%
National Instruments Corp.	(271,600)	(7,588,504)
Internet — (8.1)%
Constant Contact, Inc.*	(200,000)	(3,214,000)
eBay, Inc.*	(67,200)	(3,475,584)
Equinix, Inc.*	(33,200)	(6,132,704)
F5 Networks, Inc.*	(33,300)	(2,291,040)
Splunk, Inc.*	(56,400)	(2,614,704)
Total Internet		(17,728,032)
Iron/Steel — (2.4)%
Cliffs Natural Resources, Inc.	(130,000)	(2,112,500)
Vale SA (Brazil)(c)	(235,000)	(3,090,250)
Total Iron/Steel		(5,202,750)
Leisure Time — (2.5)%
Brunswick Corp.	(170,200)	(5,437,890)
Machinery – Construction & Mining — (1.4)%
Terex Corp.*	(114,444)	(3,009,877)
Mining — (3.6)%
Rio Tinto PLC (United Kingdom)(c)	(69,400)	(2,850,952)
Teck Resources Ltd., Class B (Canada)	(234,950)	(5,020,882)
Total Mining		(7,871,834)
Oil & Gas — (1.9)%
Apache Corp.	(40,000)	(3,353,200)
Patterson-UTI Energy, Inc.	(38,500)	(745,167)
Total Oil & Gas		(4,098,367)

See accompanying Notes to Financial Statements.

ADVISORSHARES
RANGER EQUITY BEAR ETF†
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Oil & Gas Services — (1.9)%
C&J Energy Services, Inc.*	(184,000)	$(3,564,080)
RPC, Inc.	(42,400)	(585,544)
Total Oil & Gas Services		(4,149,624)
Real Estate — (2.6)%
Brookfield Asset Management, Inc., Class A (Canada)	(154,700)	(5,572,294)
Brookfield Property Partners LP (Bermuda)	(8,879)	(180,244)
Total Real Estate		(5,752,538)
Retail — (9.5)%
Chipotle Mexican Grill, Inc.*	(6,100)	(2,222,535)
Family Dollar Stores, Inc.	(137,400)	(8,561,394)
Sally Beauty Holdings, Inc.*	(144,000)	(4,478,400)
Ulta Salon, Cosmetics & Fragrance, Inc.*	(54,700)	(5,478,752)
Total Retail		(20,741,081)
Semiconductors — (6.7)%
Altera Corp.	(242,800)	(8,009,972)
Cavium, Inc.*	(185,900)	(6,575,283)
Total Semiconductors		(14,585,255)
Software — (7.9)%
ACI Worldwide, Inc.*	(103,700)	(4,819,976)
CSG Systems International, Inc.	(149,000)	(3,233,300)
E2open, Inc.*	(271,000)	(4,742,500)
ServiceNow, Inc.*	(111,300)	(4,495,407)
Total Software		(17,291,183)
Telecommunications — (9.1)%
Centurylink, Inc.	(233,500)	(8,254,225)
Consolidated Communications Holdings, Inc.	(175,000)	(3,046,750)
Level 3 Communications, Inc.*	(220,000)	(4,637,600)
Windstream Corp.	(500,000)	(3,855,000)
Total Telecommunications		(19,793,575)
Trucking & Leasing — (2.2)%
TAL International Group, Inc.*	(113,000)	(4,923,410)
Total Securities Sold, Not Yet Purchased [Proceeds Received $(209,364,711)]		(214,083,194)

See accompanying Notes to Financial Statements.

ADVISORSHARES
RANGER EQUITY BEAR ETF†
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Total Investments — (55.7)% [Cost $(116,975,446)]		$(121,693,929)
Other Assets in Excess of Liabilities — 155.7%		340,051,145
Net Assets — 100.0%		$218,357,216

LP — Limited Partnership

PLC — Public Limited Company

†	Formerly Active Bear ETF
*	Non-income producing security
(a)	Rate shown reflects the 7-day yield at June 30, 2013.
(b)	Registered Shares
(c)	American Depositary Receipt

Cash of $247,648,442 has been segregated to cover requirement for open short sales as of June 30, 2013.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Agriculture	(3.3)%
Apparel	(1.5)
Auto Parts & Equipment	(1.4)
Banks	(12.4)
Beverages	(0.9)
Commercial Services	(2.3)
Computers	(5.9)
Distribution/Wholesale	(4.8)
Electrical Components & Equipment	(2.2)
Electronics	(3.5)
Internet	(8.1)
Iron/Steel	(2.4)
Leisure Time	(2.5)
Machinery – Construction & Mining	(1.4)
Mining	(3.6)
Oil & Gas	(1.9)
Oil & Gas Services	(1.9)
Real Estate	(2.6)
Retail	(9.5)
Semiconductors	(6.7)
Software	(7.9)
Telecommunications	(9.1)
Trucking & Leasing	(2.2)
Money Market Fund	42.3
Total Investments	(55.7)
Other Assets in Excess of Liabilities	155.7
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES
STAR GLOBAL BUY-WRITE ETF
Schedule of Investments

June 30, 2013

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 65.0%
Commodity Fund — 7.9%
PowerShares DB Gold Fund*	2,292	$95,530
PowerShares DB Precious Metals Fund*	41,478	1,674,467
Total Commodity Fund		1,769,997
Debt Fund — 2.2%
iShares Barclays 20+ Year Treasury Bond Fund	175	19,327
iShares iBoxx $ High Yield Corporate Bond Fund	5,207	473,108
Total Debt Fund		492,435
Equity Fund — 54.9%
Energy Select Sector SPDR Fund(a)	41,338	3,239,246
iShares Dow Jones US Real Estate Index Fund	53,550	3,555,185
iShares MSCI Emerging Markets Index Fund(a)	71,664	2,764,080
SPDR S&P 500 ETF Trust(a)	17,301	2,768,333
Total Equity Fund		12,326,844
Total Exchange Traded Funds (Cost $14,981,047)		14,589,276
U.S. TREASURY NOTES — 8.6%
U.S. Treasury Note, 4.25%, 08/15/13(a)	950,000	954,935
U.S. Treasury Note, 4.25%, 11/15/13(a)	950,000	964,659
Total U.S. Treasury Notes (Cost $1,919,292)		1,919,594
MONEY MARKET FUND — 21.0%
BlackRock Liquidity Funds -T- Fund Portfolio – Institutional Class, 0.01%(b) (Cost $4,719,548)	4,719,548	4,719,548
PURCHASED PUT OPTIONS — 0.4%
SPDR S&P 500 ETF Trust Option expiring 12/21/13 @ $115.00	526	32,875
SPDR S&P 500 ETF Trust Option expiring 01/18/14 @ $120.00	42	4,410
SPDR S&P 500 ETF Trust Option expiring 03/22/14 @ $125.00	49	10,266
SPDR S&P 500 ETF Trust Option expiring 06/21/14 @ $130.00	95	36,765
Total Purchased Put Options [Cost $259,894]		84,316
Total Investments Before Written Options — 95.0% (Cost $21,879,781)		21,312,734

See accompanying Notes to Financial Statements.

ADVISORSHARES
STAR GLOBAL BUY-WRITE ETF
Schedule of Investments (continued)

June 30, 2013

Investment	Contracts	Value
WRITTEN CALL OPTIONS — (0.9)%
Energy Select Sector SPDR Fund Option expiring 08/17/13, Strike Price $80.00	(80)	$(10,920)
Energy Select Sector SPDR Fund Option expiring 07/20/13, Strike Price $81.00	(20)	(630)
Energy Select Sector SPDR Fund Option expiring 08/17/13, Strike Price $81.00	(95)	(9,215)
Energy Select Sector SPDR Fund Option expiring 07/20/13, Strike Price $83.00	(35)	(245)
Energy Select Sector SPDR Fund Option expiring 07/20/13, Strike Price $84.00	(56)	(224)
Energy Select Sector SPDR Fund Option expiring 07/20/13, Strike Price $86.00	(127)	(381)
iShares iBoxx $ High Yield Corporate Bond Fund Option expiring 08/17/13, Strike Price $90.00	(52)	(8,190)
iShares MSCI Emerging Markets Index Fund Option expiring 08/17/13, Strike Price $41.00	(437)	(15,732)
iShares MSCI Emerging Markets Index Fund Option expiring 08/17/13, Strike Price $41.50	(168)	(4,452)
iShares MSCI Emerging Markets Index Fund Option expiring 08/17/13, Strike Price $42.00	(37)	(684)
iShares MSCI Emerging Markets Index Fund Option expiring 08/17/13, Strike Price $42.50	(74)	(925)
iShares Dow Jones US Real Estate Index Fund Option expiring 08/17/13, Strike Price $65.00	(514)	(136,210)
iShares Dow Jones US Real Estate Index Fund Option expiring 07/20/13, Strike Price $68.00	(21)	(945)
PowerShares DB Gold Fund Option expiring 07/20/13, Strike Price $47.00	(22)	(275)
PowerShares DB Precious Metals Fund Option expiring 07/20/13, Strike Price $46.00	(84)	(1,890)
PowerShares DB Precious Metals Fund Option expiring 07/20/13, Strike Price $47.00	(254)	(5,080)
PowerShares DB Precious Metals Fund Option expiring 07/20/13, Strike Price $48.00	(76)	(1,330)
SPDR S&P 500 ETF Trust Option expiring 08/17/13, Strike Price $165.00	(10)	(1,485)
SPDR S&P 500 ETF Trust Option expiring 08/17/13, Strike Price $166.00	(10)	(1,150)
SPDR S&P 500 ETF Trust Option expiring 07/20/13, Strike Price $169.00	(10)	(65)

See accompanying Notes to Financial Statements.

ADVISORSHARES
STAR GLOBAL BUY-WRITE ETF
Schedule of Investments (continued)

June 30, 2013

Investment	Contracts	Value
WRITTEN CALL OPTIONS — (0.9)% (continued)
SPDR S&P 500 ETF Trust Option expiring 07/20/13, Strike Price $170.00	(53)	$(238)
SPDR S&P 500 ETF Trust Option expiring 08/17/13, Strike Price $170.00	(81)	(2,795)
SPDR S&P 500 ETF Trust Option expiring 07/20/13, Strike Price $172.00	(9)	(23)
Total Written Call Options [Premiums Received $(195,396)]		(203,084)
WRITTEN PUT OPTIONS — (0.5)%
iShares Barclays 20+ Year Treasury Bond Fund Option expiring 07/20/13 @ $111.00	(7)	(1,435)
iShares Barclays 20+ Year Treasury Bond Fund Option expiring 07/20/13 @ $112.00	(1)	(269)
iShares Barclays 20+ Year Treasury Bond Fund Option expiring 07/20/13 @ $113.00	(14)	(4,760)
iShares Barclays 20+ Year Treasury Bond Fund Option expiring 07/20/13 @ $115.00	(150)	(76,500)
iShares iBoxx $ High Yield Corporate Bond Fund Option expiring 08/17/13 @ $90.00	(27)	(4,522)
iShares iBoxx $ High Yield Corporate Bond Fund Option expiring 07/20/13 @ $91.00	(8)	(1,120)
iShares iBoxx $ High Yield Corporate Bond Fund Option expiring 07/20/13 @ $94.00	(40)	(14,800)
iShares iBoxx $ High Yield Corporate Bond Fund Option expiring 07/20/13 @ $95.00	(20)	(9,500)
Total Written Put Options [Premiums Received $(46,118)]		(112,906)
Total Written Options — (1.4)%
[Premiums Received $(241,514)]		(315,990)
Total Investments — 93.6% (Cost $21,638,267)		20,996,744
Other Assets in Excess of Liabilities — 6.4%		1,431,059
Net Assets — 100.0%		$22,427,803

ETF — Exchange Traded Fund

*	Non-income producing security
(a)	All or a portion of this security has been pledged as collateral for option contracts. The aggregate market value of the collateral was $7,309,097, which includes cash in the amount of $1,040,375 as of June 30, 2013.
(b)	Rate shown reflects the 7-day yield as of June 30, 2013.

See accompanying Notes to Financial Statements.

ADVISORSHARES
STAR GLOBAL BUY-WRITE ETF
Schedule of Investments (continued)

June 30, 2013

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Commodity Fund	7.9%
Debt Fund	2.2
Equity Fund	54.9
U.S. Treasury Notes	8.6
Money Market Fund	21.0
Purchased Put Options	0.4
Written Call Options	(0.9)
Written Put Options	(0.5)
Total Investments	93.6
Other Assets in Excess of Liabilities	6.4
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES
TRIMTABS FLOAT SHRINK ETF
Schedule of Investments

June 30, 2013

Investments	Shares	Value
COMMON STOCKS — 99.9%
Advertising — 2.0%
Interpublic Group of Cos., Inc. (The)	17,904	$260,503
Omnicom Group, Inc.	4,125	259,339
Total Advertising		519,842
Aerospace/Defense — 3.0%
L-3 Communications Holdings, Inc.	3,037	260,392
Northrop Grumman Corp.	3,158	261,482
Rockwell Collins, Inc.	3,945	250,153
Total Aerospace/Defense		772,027
Airlines — 0.9%
Southwest Airlines Co.	18,654	240,450
Apparel — 2.0%
Coach, Inc.	4,409	251,710
Iconix Brand Group, Inc.*	8,681	255,308
Total Apparel		507,018
Auto Parts & Equipment — 1.0%
Visteon Corp.*	4,069	256,835
Banks — 5.0%
CapitalSource, Inc.	27,652	259,376
Comerica, Inc.	6,700	266,861
East West Bancorp, Inc.	9,779	268,922
Goldman Sachs Group, Inc. (The)	1,528	231,110
State Street Corp.	3,877	252,819
Total Banks		1,279,088
Beverages — 2.9%
Brown-Forman Corp., Class B	3,659	247,165
Coca-Cola Enterprises, Inc.	7,154	251,535
Monster Beverage Corp.*	4,241	257,726
Total Beverages		756,426

See accompanying Notes to Financial Statements.

ADVISORSHARES
TRIMTABS FLOAT SHRINK ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Biotechnology — 1.8%
Celgene Corp.*	2,174	$254,163
Myriad Genetics, Inc.*	7,598	204,158
Total Biotechnology		458,321
Chemicals — 2.9%
CF Industries Holdings, Inc.	1,356	232,554
Cytec Industries, Inc.	3,566	261,210
PPG Industries, Inc.	1,698	248,604
Total Chemicals		742,368
Commercial Services — 5.3%
ADT Corp. (The)*	6,469	257,790
Heartland Payment Systems, Inc.	8,000	298,000
PAREXEL International Corp.*	5,470	251,292
Vantiv, Inc., Class A*	9,865	272,274
Western Union Co. (The)	15,729	269,123
Total Commercial Services		1,348,479
Computers — 1.9%
Apple, Inc.	584	231,311
j2 Global, Inc.	6,226	264,667
Total Computers		495,978
Diversified Financial Services — 2.9%
Discover Financial Services	5,341	254,445
Greenhill & Co., Inc.	5,530	252,942
World Acceptance Corp.*	2,740	238,216
Total Diversified Financial Services		745,603
Electric — 1.0%
Calpine Corp.*	12,117	257,244
Electronics — 1.1%
FLIR Systems, Inc.	10,707	288,768

See accompanying Notes to Financial Statements.

ADVISORSHARES
TRIMTABS FLOAT SHRINK ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Engineering & Construction — 1.0%
AECOM Technology Corp.*	8,303	$263,952
Entertainment — 3.9%
Bally Technologies, Inc.*	4,531	255,639
Dolby Laboratories, Inc., Class A(a)	7,482	250,273
Lions Gate Entertainment Corp. (Canada)*	8,951	245,884
Six Flags Entertainment Corp.	6,920	243,307
Total Entertainment		995,103
Forest Products & Paper — 0.9%
Domtar Corp.	3,600	239,400
Hand/Machine Tools — 1.0%
Stanley Black & Decker, Inc.	3,194	246,896
Healthcare – Products — 2.0%
Boston Scientific Corp.*	27,656	256,371
St. Jude Medical, Inc.	5,893	268,898
Total Healthcare – Products		525,269
Healthcare – Services — 1.0%
HealthSouth Corp.*	8,562	246,586
Household Products/Wares — 1.0%
Tupperware Brands Corp.	3,149	244,646
Insurance — 9.1%
Aon PLC (United Kingdom)	3,900	250,965
Aspen Insurance Holdings Ltd. (Bermuda)	6,995	259,445
Assurant, Inc.	5,138	261,576
Everest Re Group Ltd. (Bermuda)	2,024	259,598
Lincoln National Corp.	7,269	265,100
PartnerRe Ltd. (Bermuda)	2,881	260,903
RenaissanceRe Holdings Ltd. (Bermuda)	3,028	262,800

See accompanying Notes to Financial Statements.

ADVISORSHARES
TRIMTABS FLOAT SHRINK ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Insurance — 9.1% (continued)
Torchmark Corp.	4,000	$260,560
Unum Group	9,111	267,590
Total Insurance		2,348,537
Internet — 3.0%
AOL, Inc.*	7,290	265,939
Liberty Interactive Corp., Class A*	11,369	261,601
Yahoo! Inc.*	9,675	242,939
Total Internet		770,479
Lodging — 2.0%
Marriott International, Inc., Class A	6,209	250,657
Wyndham Worldwide Corp.	4,495	257,249
Total Lodging		507,906
Machinery – Diversified — 3.0%
Babcock & Wilcox Co. (The)	8,567	257,267
Flowserve Corp.	4,584	247,582
Graco, Inc.	4,084	258,149
Total Machinery – Diversified		762,998
Media — 4.2%
CBS Corp., Class B	5,446	266,146
DIRECTV*	4,164	256,586
Time Warner Cable, Inc.	2,704	304,146
Viacom, Inc., Class B	3,833	260,835
Total Media		1,087,713
Miscellaneous Manufacturing — 2.9%
Dover Corp.	3,241	251,696
Illinois Tool Works, Inc.	3,698	255,791
SPX Corp.	3,286	236,526
Total Miscellaneous Manufacturing		744,013
Oil & Gas — 0.9%
Western Refining, Inc.	8,181	229,641

See accompanying Notes to Financial Statements.

ADVISORSHARES
TRIMTABS FLOAT SHRINK ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Packaging & Containers — 4.0%
Ball Corp.	5,995	$249,032
Graphic Packaging Holding Co.*	34,362	265,962
Packaging Corp. of America	5,224	255,767
Rock Tenn Co., Class A	2,584	258,090
Total Packaging & Containers		1,028,851
Pharmaceuticals — 4.0%
Endo Health Solutions, Inc.*	6,654	244,800
Mylan, Inc.*	8,356	259,287
Omnicare, Inc.	5,468	260,878
Pfizer, Inc.	9,081	254,359
Total Pharmaceuticals		1,019,324
Retail — 10.1%
AutoNation, Inc.*	5,818	252,443
AutoZone, Inc.*	625	264,806
Bed Bath & Beyond, Inc.*	3,750	265,875
Gap, Inc. (The)	6,201	258,768
Macy's, Inc.	5,274	253,152
Nordstrom, Inc.	4,296	257,502
O'Reilly Automotive, Inc.*	2,350	264,657
Papa John's International, Inc.*	3,897	254,747
PetSmart, Inc.	3,750	251,213
Sally Beauty Holdings, Inc.*	8,681	269,979
Total Retail		2,593,142
Semiconductors — 5.0%
Lam Research Corp.*	5,418	240,234
Marvell Technology Group Ltd. (Bermuda)	23,546	275,724
NVIDIA Corp.	17,929	251,544
QLogic Corp.*	26,077	249,296
Semtech Corp.*	7,306	255,929
Total Semiconductors		1,272,727

See accompanying Notes to Financial Statements.

ADVISORSHARES
TRIMTABS FLOAT SHRINK ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Software — 4.0%
BMC Software, Inc.*	5,708	$257,659
Dun & Bradstreet Corp. (The)	2,606	253,955
Electronic Arts, Inc.*	11,045	253,704
Verint Systems, Inc.*	7,456	264,464
Total Software		1,029,782
Telecommunications — 2.2%
ADTRAN, Inc.	10,702	263,376
T-Mobile US, Inc.*	11,850	293,999
Total Telecommunications		557,375
Textiles — 1.0%
Cintas Corp.	5,683	258,804
Total Common Stocks (Cost $25,231,426)		25,641,591
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 1.0%
BNY Mellon Securities Lending Overnight Fund, 0.06%(b) (Cost $243,415)	243,415	243,415
Total Investments — 100.9% (Cost $25,474,841)		25,885,006
Liabilities in Excess of Other Assets — (0.9)%		(227,913)
Net Assets — 100.0%		$25,657,093

*	Non-income producing security
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $238,085; the aggregate market value of the collateral held by the fund is $243,415.
(b)	Rate shown reflects the 1-day yield at June 30, 2013.

See accompanying Notes to Financial Statements.

ADVISORSHARES
TRIMTABS FLOAT SHRINK ETF
Schedule of Investments (continued)

June 30, 2013

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	2.0%
Aerospace/Defense	3.0
Airlines	0.9
Apparel	2.0
Auto Parts & Equipment	1.0
Banks	5.0
Beverages	2.9
Biotechnology	1.8
Chemicals	2.9
Commercial Services	5.3
Computers	1.9
Diversified Financial Services	2.9
Electric	1.0
Electronics	1.1
Engineering & Construction	1.0
Entertainment	3.9
Forest Products & Paper	0.9
Hand/Machine Tools	1.0
Healthcare – Products	2.0
Healthcare – Services	1.0
Household Products/Wares	1.0
Insurance	9.1
Internet	3.0
Lodging	2.0
Machinery – Diversified	3.0
Media	4.2
Miscellaneous Manufacturing	2.9
Oil & Gas	0.9
Packaging & Containers	4.0
Pharmaceuticals	4.0
Retail	10.1
Semiconductors	5.0
Software	4.0
Telecommunications	2.2
Textiles	1.0
Money Market Fund	1.0
Total Investments	100.9
Liabilities in Excess of Other Assets	(0.9)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES
WCM/BNY MELLON FOCUSED GROWTH ADR ETF
Schedule of Investments

June 30, 2013

Investments	Shares	Value
COMMON STOCKS — 96.6%
Beverages — 3.4%
Coca-Cola Enterprises, Inc.	7,049	$247,843
Biotechnology — 3.0%
Novozymes A/S (Denmark)(a)(b)	6,825	219,151
Chemicals — 3.7%
Potash Corp. of Saskatchewan, Inc. (Canada)	7,144	272,401
Commercial Services — 4.1%
SGS SA (Switzerland)(b)	14,053	301,999
Cosmetics/Personal Care — 2.5%
L'Oreal SA (France)(b)	5,567	182,876
Diversified Financial Services — 3.3%
Lazard Ltd., Class A (Bermuda)	7,469	240,128
Electronics — 3.1%
Sensata Technologies Holding N.V. (Netherlands)*	6,475	225,978
Food — 14.2%
BRF SA (Brazil)(b)	11,359	246,604
Jeronimo Martins, SGPS, SA (Portugal)(a)(b)	3,900	165,516
Nestle SA (Switzerland)(b)	4,388	288,643
Shoprite Holdings Ltd. (South Africa)(a)(b)	5,260	195,935
Want Want China Holdings Ltd. (China)(a)(b)	2,085	145,741
Total Food		1,042,439
Forest Products & Paper — 3.4%
Svenska Cellulosa AB (Sweden)(b)	9,975	251,569

See accompanying Notes to Financial Statements.

ADVISORSHARES
WCM/BNY MELLON FOCUSED GROWTH ADR ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Healthcare – Products — 7.9%
Covidien PLC (Ireland)	4,180	$262,671
Shandong Weigao Group Medical Polymer Co. Ltd. (China)(a)(b)	29,435	129,514
Sysmex Corp. (Japan)(a)(b)	5,730	189,262
Total Healthcare – Products		581,447
Holding Companies – Diversified — 2.1%
LVMH Moet Hennessy Louis Vuitton SA (France)(b)	4,842	156,982
Insurance — 4.3%
ACE Ltd. (Switzerland)	3,574	319,802
Internet — 8.0%
ASOS PLC (United Kingdom)*(a)(b)	2,550	156,315
MercadoLibre, Inc (Argentina).	1,515	163,256
Tencent Holdings Ltd. (China)(a)(b)	6,985	272,136
Total Internet		591,707
Machinery – Diversified — 3.0%
FANUC Corp. (Japan)(b)	9,118	220,382
Oil & Gas Services — 4.0%
Core Laboratories N.V. (Netherlands)	1,927	292,249
Pharmaceuticals — 3.0%
NOVO Nordisk A/S (Denmark)(b)	1,431	221,762
Retail — 7.5%
Arcos Dorados Holdings, Inc., Class A (Argentina)(a)	20,153	235,387
Inditex SA (Spain)(b)	5,125	126,741
Wal-Mart de Mexico SAB de CV (Mexico)(b)	6,654	186,312
Total Retail		548,440
Semiconductors — 11.9%
Arm Holdings PLC (United Kingdom)(b)	4,454	161,146
ASML Holding N.V. (Netherlands)(c)	3,689	291,800

See accompanying Notes to Financial Statements.

ADVISORSHARES
WCM/BNY MELLON FOCUSED GROWTH ADR ETF
Schedule of Investments (continued)

June 30, 2013

Investments	Shares	Value
Semiconductors — 11.9% (continued)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)(b)	22,814	$417,952
Total Semiconductors		870,898
Transportation — 4.2%
Canadian National Railway Co. (Canada)	3,159	307,276
Total Common Stocks (Cost $6,385,358)		7,095,329
MONEY MARKET FUND — 3.7%
Invesco Government & Agency Portfolio – Private Investment Class, 0.02%(d) (Cost $274,864)	274,864	274,864
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 7.1%
BNY Mellon Securities Lending Overnight Fund, 0.06%(e) (Cost $518,737)	518,737	518,737
Total Investments — 107.4% (Cost $7,178,959)		7,888,930
Liabilities in Excess of Other Assets — (7.4)%		(543,324)
Net Assets — 100.0%		$7,345,606

PLC — Public Limited Company

*	Non-income producing security
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $545,433; the aggregate market value of the collateral held by the fund is $565,850. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $47,113.
(b)	American Depositary Receipt
(c)	Registered Shares
(d)	Rate shown reflects the 7-day yield at June 30, 2013.
(e)	Rate shown reflects the 1-day yield at June 30, 2013.

See accompanying Notes to Financial Statements.

ADVISORSHARES
WCM/BNY MELLON FOCUSED GROWTH ADR ETF
Schedule of Investments (continued)

June 30, 2013

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Beverages	3.4%
Biotechnology	3.0
Chemicals	3.7
Commercial Services	4.1
Cosmetics/Personal Care	2.5
Diversified Financial Services	3.3
Electronics	3.1
Food	14.2
Forest Products & Paper	3.4
Healthcare – Products	7.9
Holding Companies – Diversified	2.1
Insurance	4.3
Internet	8.0
Machinery – Diversified	3.0
Oil & Gas Services	4.0
Pharmaceuticals	3.0
Retail	7.5
Semiconductors	11.9
Transportation	4.2
Money Market Fund	10.8
Total Investments	107.4
Liabilities in Excess of Other Assets	(7.4)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2013

	AdvisorShares Accuvest Global Long Short ETF	AdvisorShares Accuvest Global Opportunities ETF	AdvisorShares Cambria Global Tactical ETF	AdvisorShares Global Alpha & Beta ETF	AdvisorShares Global Echo ETF	AdvisorShares Madrona Domestic ETF
ASSETS
Investments, at Cost	$42,905,881	$23,343,909	$55,511,008	$1,323,568	$5,352,336	$15,920,422
Investments in Affiliates, at Cost (Note 8)	—	—	—	—	$26,047	—
Investments, at Market Value (including securities on loan) (Note 2)(a)	42,004,388	23,118,438	57,014,334	1,429,958	5,538,317	18,789,506
Investments in Affiliates, at Market Value (Note 8)	—	—	—	—	25,840	—
Cash	—	—	—	—	106,620	—
Cash collateral held at brokers	10,462,543	—	—	—	—	—
Receivable from Securities Sold	—	—	8,691,649	25,037	82,649	—
Capital Shares Receivable	1,076,729	—	—	—	—	—
Unrealized Appreciation on Swaps Contracts	825,282	—	—	—	—	—
Dividends and Interest Receivable	510,367	197,999	170,168	3,327	9,714	18,338
Reclaim Receivable	—	—	—	322	213	—
Due from Investment Advisor	—	—	—	—	—	—
Prepaid Expenses	8,195	6,413	8,156	15,283	—	11,065
Total Assets	54,887,504	23,322,850	65,884,307	1,473,927	5,763,353	18,818,909
LIABILITIES
Due to Custodian	1,588,335	—	—	—	—	—
Cash collateral for securities on loan	—	5,442,725	8,252,482	87,278	149,904	159,052
Securities Sold, Not Yet Purchased (b)	9,197,147	—	—	—	—	—
Options Written, at Value (c)	—	—	—	—	—	—
Unrealized Depreciation on Swaps Contracts	81,867	—	—	—	—	—
Advisory Payable	42,392	11,853	48,581	1,127	4,939	12,274
Payable for Securities Purchased	1,068,007	—	7,577,300	—	168,629	—
Capital Shares Payable	—	—	—	—	—	—
Dividend Payable on Securities Sold, Not Yet Purchased	120,503	—	—	—	—	—
Trustee Fees Payable	366	366	366	366	—	366
Interest Payable	171,948	—	—	—	—	—
Payable to Global Echo Foundation	—	—	—	—	1,796	—
Accrued Expenses	44,393	38,024	63,249	28,633	—	54,106
Total Liabilities	12,314,958	5,492,968	15,941,978	117,404	325,268	225,798
NET ASSETS	$42,572,546	$17,829,882	$49,942,329	$1,356,523	$5,438,085	$18,593,111
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$49,165,131	$19,897,560	$69,135,361	$1,249,928	$5,336,286	$17,007,993
Undistributed Net Investment Income (Loss)	(98,523)	23,165	(142,589)	5,352	2,380	28,705
Accumulated Net Gain (Loss) on Investments, options written and swap transactions	(7,468,845)	(1,865,372)	(20,553,769)	(5,147)	(86,355)	(1,312,671)
Unrealized Appreciation (Depreciation) on Investments, options written and swaps	974,783	(225,471)	1,503,326	106,390	185,774	2,869,084
NET ASSETS	$42,572,546	$17,829,882	$49,942,329	$1,356,523	$5,438,085	$18,593,111
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	1,950,000	675,000	2,100,000	50,000	100,000	575,000
Net Asset Value (NAV) Per Share	$21.83	$26.41	$23.78	$27.13	$54.38	$32.34
(a) Market value of securities on loan	$—	$5,333,160	$8,066,222	$85,474	$144,883	$182,822
(b) Proceeds Received from Securities Sold, Not Yet Purchased	$10,330,008	$—	$—	$—	$—	$—
(c) Premiums Received for Options Written	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2013

	AdvisorShares Madrona Global Bond ETF	AdvisorShares Madrona International ETF	AdvisorShares Meidell Tactical Advantage ETF	AdvisorShares Newfleet Multi-Sector Income ETF	AdvisorShares Peritus High Yield ETF	AdvisorShares Pring Turner Business Cycle ETF	AdvisorShares QAM Equity Hedge ETF	AdvisorShares Ranger Equity Bear ETF	AdvisorShares STAR Global Buy-Write ETF	AdvisorShares TrimTabs Float Shrink ETF	AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF
ASSETS
Investments, at Cost	$29,652,040	$16,432,364	$8,072,169	$89,259,177	$302,338,942	$6,096,788	$3,754,206	$92,389,265	$21,879,781	$25,474,841	$7,178,959
Investments in Affiliates, at Cost (Note 8)	$2,041,838	—	—	—	—	$288,187	—	—	—	—	—
Investments, at Market Value (including securities on loan) (Note 2)(a)	29,214,814	16,274,703	8,064,504	87,602,928	301,712,344	6,074,835	3,948,511	92,389,265	21,312,734	25,885,006	7,888,930
Investments in Affiliates, at Market Value (Note 8)	2,049,143		—	—	—	282,085	—	—	—	—	—
Cash	—	7,971	—	35,140	465,060	—	33,117	116,415,412	13,997	45,441	1,125
Cash collateral held at brokers	—	—	—	—	—	—	229,351	247,648,443	1,040,375	—	—
Receivable from Securities Sold	—	—	6,241,466	180,766	—	—	298,378	18,700,443	308,015	—	—
Capital Shares Receivable	—	—	—	—	—	—	—	—	—	—	—
Unrealized Appreciation on Swaps Contracts	—	—	—	—	—	—	5,537	—	—	—	—
Dividends and Interest Receivable	5,893	71,248	29,859	505,866	5,518,217	12,570	7,780	2,359	115,663	19,611	2,355
Reclaim Receivable	—	9,564	—	—	32,931	379	—	—	—	—	12,412
Due from Investment Advisor	—	—	—	6,025	—	7,268	2,013	—	—	—	—
Prepaid Expenses	9,420	6,730	6,399	5,735	5,189	8,186	7,913	11,493	13,952	6,438	6,410
Total Assets	31,279,270	16,370,216	14,342,228	88,336,460	307,733,741	6,385,323	4,532,600	475,167,415	22,804,736	25,956,496	7,911,232
LIABILITIES
Due to Custodian	—	—	—	—	—	—	—	—	—	—	—
Cash collateral for securities on loan	8,679,025	1,332,744	675,368	1,628,015	46,056,940	632,149	—	—	—	243,415	518,737
Securities Sold, Not Yet Purchased (b)	—	—	—	—	—	—	228,707	214,083,194	—	—	—
Options Written, at Value (c)	—	—	—	—	—	—	—	—	315,990	—	—
Unrealized Depreciation on Swaps Contracts	—	—	—	—	—	—	10,638	—	—	—	—
Advisory Payable	9,425	9,580	833	—	238,829	—	—	284,946	24,636	11,522	5,502
Payable for Securities Purchased	—	—	4,411,547	3,318,865	1,629,964	—	331,779	34,956,860	—	—	—
Capital Shares Payable	—	—	—	—	—	—	—	7,268,176	—	—	—
Dividend Payable on Securities Sold, Not Yet Purchased	—	—	—	—	—	—	—	34,614	—	—	—
Trustee Fees Payable	366	366	366	366	366	366	365	366	366	366	366
Interest Payable	—	—	—	—	—	—	108	92,713	—	—	—
Payable to Global Echo Foundation	—	—	—	—	—	—	—	—	—	—	—
Accrued Expenses	47,515	49,269	45,262	27,393	78,807	23,683	29,482	89,330	35,941	44,100	41,021
Total Liabilities	8,736,331	1,391,959	5,133,376	4,974,639	48,004,906	656,198	601,079	256,810,199	376,933	299,403	565,626
NET ASSETS	$22,542,939	$14,978,257	$9,208,852	$83,361,821	$259,728,835	$5,729,125	$3,931,521	$218,357,216	$22,427,803	$25,657,093	$7,345,606
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$23,043,444	$17,549,615	$9,701,529	$85,043,450	$259,867,066	$5,748,839	$3,766,213	$329,462,268	$23,464,423	$25,277,055	$6,801,372
Undistributed Net Investment Income (Loss)	12,454	211,004	(437)	42	535,653	28,724	(17,470)	(3,078,610)	(109,831)	20,680	2,589
Accumulated Net Gain (Loss) on Investments, options written and swap transactions	(83,038)	(2,624,701)	(484,575)	(25,422)	(47,286)	(20,383)	(12,749)	(103,307,959)	(285,266)	(50,807)	(168,326)
Unrealized Appreciation (Depreciation) on Investments, options written and swaps	(429,921)	(157,661)	(7,665)	(1,656,249)	(626,598)	(28,055)	195,527	(4,718,483)	(641,523)	410,165	709,971
NET ASSETS	$22,542,939	$14,978,257	$9,208,852	$83,361,821	$259,728,835	$5,729,125	$3,931,521	$218,357,216	$22,427,803	$25,657,093	$7,345,606
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	900,000	625,000	325,000	1,700,000	5,150,000	225,000	150,000	13,500,000	950,000	625,000	225,000
Net Asset Value (NAV) Per Share	$25.05	$23.97	$28.33	$49.04	$50.43	$25.46	$26.21	$16.17	$23.61	$41.05	$32.65
(a) Market value of securities on loan	$8,475,694	$1,287,828	$658,611	$1,589,913	$44,914,426	$618,005	$—	$—	$—	$238,085	$545,433
(b) Proceeds Received from Securities Sold, Not Yet Purchased	$—	$—	$—	$—	$—	$—	$235,030	$209,364,711	$—	$—	$—
(c) Premiums Received for Options Written	$—	$—	$—	$—	$—	$—	$—	$—	$241,514	$—	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Period Ended June 30, 2013

	AdvisorShares Accuvest Global Long Short ETF	AdvisorShares Accuvest Global Opportunities ETF	AdvisorShares Cambria Global Tactical ETF
INVESTMENT INCOME:
Dividend Income	$669,814	$278,455	$1,754,922
Dividend Income from Affiliates	—	—	—
Interest Income	17	2	8,826
Securities lending income (Note 2)	—	6,155	11,367
Foreign withholding tax	—	—	—
Total Investment Income	669,831	284,612	1,775,115
EXPENSES:
Advisory Fees	378,361	159,452	593,554
Interest on Securities Sold Short	462,442	—	—
Professional Fees	68,965	40,714	37,503
Accounting & Administration Fees	19,778	28,169	70,850
Exchange Listing Fees	9,320	13,285	4,457
Report to Shareholders	8,144	7,968	28,758
Pricing Fees	7,023	2,670	5,117
Trustee Fees	2,673	2,673	2,673
Custody Fees	2,150	1,434	7,582
Transfer Agent Fees	2,121	1,277	4,883
Insurance Fees	1,190	884	774
Dividend Expense	226,356	—	—
Contribution to Global Echo Foundation	—	—	—
Registration Fees	1,061	—	—
Licensing Fees	—	—	—
Miscellaneous Fees	1,179	587	2,651
Total Expenses	1,190,763	259,113	758,802
Advisory Fees Waived/Recoupment	(81,563)	(49,308)	1,816
Expense Reimbursement	—	—	—
Net Expenses	1,109,200	209,805	760,618
Net Investment Income (Loss)	(439,369)	74,807	1,014,497
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN, SHORT SALES AND SWAP TRANSACTIONS:
Net Realized Gain (Loss) on:
Investments	92,564	(860,683)	(38,462)
Investments in Affiliates	—	—	—
In-Kind Redemptions	2,911,522	2,354,533	2,346,935
In-Kind Redemptions in Affiliates	—	—	—
Swaps	(779,425)	—	—
Short Sales	(1,720,571)	—	(12,752)
Options Written	—	—	—
Distributions by other Investments Companies	—	—	8,313
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,326,621)	(322,229)	(824,107)
Short Sales	977,128	—	—
Swaps	743,415	—	—
Options Written	—	—	—
Net Realized and Unrealized Gain (Loss)	898,012	1,171,621	1,479,927
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATONS	$458,643	$1,246,428	$2,494,424

(a)	Represents the period July 10, 2012 (commencement of operations) to June 30, 2013.
(b)	Represents the period March 19, 2013 (commencement of operations) to June 30, 2013.
(c)	Represents the period December 18, 2012 (commencement of operations) to June 30, 2013.
(d)	Represents the period August 7, 2012 (commencement of operations) to June 30, 2013.
(e)	Represents the period September 17, 2012 (commencement of operations) to June 30, 2013.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Period Ended June 30, 2013

	AdvisorShares Global Alpha & Beta ETF(a)	AdvisorShares Global Echo ETF	AdvisorShares Madrona Domestic ETF	AdvisorShares Madrona Global Bond ETF	AdvisorShares Madrona International ETF	AdvisorShares Meidell Tactical Advantage ETF
INVESTMENT INCOME:
Dividend Income	$32,465	$41,945	$287,728	$698,866	$478,133	$132,390
Dividend Income from Affiliates	—	—	—	147,509	—	—
Interest Income	17	22,682	126	224	442	81
Securities lending income (Note 2)	180	590	150	3,171	2,675	681
Foreign withholding tax	(1,355)	(1,835)	—	—	(47,377)	—
Total Investment Income	31,307	63,382	288,004	849,770	433,873	133,152
EXPENSES:
Advisory Fees	14,680	50,920	131,181	115,439	119,800	106,866
Interest on Securities Sold Short	—	—	—	—	—	—
Professional Fees	42,974	—	38,195	39,066	38,333	33,145
Accounting & Administration Fees	9,890	—	61,113	51,938	56,450	51,736
Exchange Listing Fees	17,246	—	3,817	8,221	8,221	7,792
Report to Shareholders	8,711	—	7,063	6,572	5,232	4,156
Pricing Fees	4,359	—	4,889	4,889	4,889	4,889
Trustee Fees	2,323	—	2,673	2,673	2,673	2,673
Custody Fees	303	—	13,275	1,873	10,098	1,466
Transfer Agent Fees	103	—	1,227	1,768	1,135	535
Insurance Fees	830	—	528	784	420	460
Dividend Expense	—	—	—	—	—	—
Contribution to Global Echo Foundation	—	18,516	—	—	—	—
Registration Fees	97	—	—	45	—	15
Licensing Fees	—	—	—	—	—	—
Miscellaneous Fees	436	—	427	2,898	533	594
Total Expenses	101,952	69,436	264,388	236,166	247,784	214,327
Advisory Fees Waived/Recoupment	(14,680)	—	(59,418)	(16,831)	(60,597)	(104,601)
Expense Reimbursement	(68,923)	—	—	—	—	(12,991)
Net Expenses	18,349	69,436	204,970	219,335	187,187	96,735
Net Investment Income (Loss)	12,958	(6,054)	83,034	630,435	246,686	36,417
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN, SHORT SALES AND SWAP TRANSACTIONS:
Net Realized Gain (Loss) on:
Investments	(5,611)	(60,208)	(270,610)	(105,302)	(723,074)	(135,386)
Investments in Affiliates	—	(11,237)	—	1,073	—	—
In-Kind Redemptions	48,050	259,822	1,376,332	263,408	1,415,811	1,071,409
In-Kind Redemptions in Affiliates	—	(648)	—	—	—	—
Swaps	—	—	—	—	—	—
Short Sales	—	—	—	—	—	—
Options Written	—	—	—	—	—	—
Distributions by other Investments Companies	—	—	—	9,043	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	106,390	127,314	2,851,528	(789,608)	1,095,122	(25,603)
Short Sales	—	—	—	—	—	—
Swaps	—	—	—	—	—	—
Options Written	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)	148,829	315,043	3,957,250	(621,386)	1,787,859	910,420
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATONS	$161,787	$308,989	$4,040,284	$9,049	$2,034,545	$946,837

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Period Ended June 30, 2013

	AdvisorShares Newfleet Multi-Sector Income ETF(b)	AdvisorShares Peritus High Yield ETF	AdvisorShares Pring Turner Business Cycle ETF(c)
INVESTMENT INCOME:
Dividend Income	$—	$—	$51,130
Dividend Income from Affiliates	—	—	9,238
Interest Income	552,037	17,148,530	26
Securities lending income (Note 2)	632	49,491	667
Foreign withholding tax	—	—	(897)
Total Investment Income	552,669	17,198,021	60,164
EXPENSES:
Advisory Fees	131,717	1,951,617	21,201
Interest on Securities Sold Short	—	—	—
Professional Fees	61,427	61,318	52,115
Accounting & Administration Fees	7,021	77,603	2,269
Exchange Listing Fees	12,147	5,744	11,332
Report to Shareholders	8,124	30,245	8,957
Pricing Fees	3,381	11,896	803
Trustee Fees	1,117	2,673	1,441
Custody Fees	1,437	13,972	354
Transfer Agent Fees	1,316	13,180	149
Insurance Fees	316	3,731	310
Dividend Expense	—	—	—
Contribution to Global Echo Foundation	—	—	—
Registration Fees	204	6,189	204
Licensing Fees	—	—	—
Miscellaneous Fees	390	6,180	540
Total Expenses	228,597	2,184,348	99,675
Advisory Fees Waived/Recoupment	(76,615)	30,732	(21,201)
Expense Reimbursement	—	—	(46,884)
Net Expenses	151,982	2,215,080	31,590
Net Investment Income (Loss)	400,687	14,982,941	28,574
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN, SHORT SALES AND SWAP TRANSACTIONS:
Net Realized Gain (Loss) on:
Investments	(25,422)	19,030	(20,383)
Investments in Affiliates	—	—	—
In-Kind Redemptions	—	391,887	—
In-Kind Redemptions in Affiliates	—	—	—
Swaps	—	—	—
Short Sales	—	—	—
Options Written	—	—	—
Distributions by other Investments Companies	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,656,249)	2,388,124	(28,055)
Short Sales	—	—	—
Swaps	—	—	—
Options Written	—	—	—
Net Realized and Unrealized Gain (Loss)	(1,681,671)	2,799,041	(48,438)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATONS	$(1,280,984)	$17,781,982	$(19,864)

(a)	Represents the period July 10, 2012 (commencement of operations) to June 30, 2013.
(b)	Represents the period March 19, 2013 (commencement of operations) to June 30, 2013.
(c)	Represents the period December 18, 2012 (commencement of operations) to June 30, 2013.
(d)	Represents the period August 7, 2012 (commencement of operations) to June 30, 2013.
(e)	Represents the period September 17, 2012 (commencement of operations) to June 30, 2013.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Period Ended June 30, 2013

	AdvisorShares QAM Equity Hedge ETF(d)	AdvisorShares Ranger Equity Bear ETF	AdvisorShares STAR Global Buy-Write ETF(e)	AdvisorShares TrimTabs Float Shrink ETF	AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF
INVESTMENT INCOME:
Dividend Income	$33,630	$—	$199,477	$200,250	$127,520
Dividend Income from Affiliates	—	—	—	—	—
Interest Income	600	31,693	1,578	4	61
Securities lending income (Note 2)	—	—	—	924	580
Foreign withholding tax	—	—	—	(18)	(14,339)
Total Investment Income	34,230	31,693	201,055	201,160	113,822
EXPENSES:
Advisory Fees	32,220	4,040,741	158,854	123,962	87,811
Interest on Securities Sold Short	1,951	1,954,092	—	—	—
Professional Fees	61,979	23,043	58,176	37,112	41,874
Accounting & Administration Fees	8,855	108,153	8,440	38,374	20,359
Exchange Listing Fees	16,671	5,385	15,828	18,393	5,793
Report to Shareholders	11,761	73,896	9,524	4,010	9,193
Pricing Fees	7,107	19,244	6,211	4,593	3,556
Trustee Fees	2,323	2,673	2,272	2,673	2,673
Custody Fees	3,529	20,226	13,487	6,266	780
Transfer Agent Fees	247	20,275	900	865	1,687
Insurance Fees	789	11,453	122	597	453
Dividend Expense	177	2,124,381	—	—	—
Contribution to Global Echo Foundation	—	—	—	—	—
Registration Fees	307	—	1,309	25	—
Licensing Fees	—	—	—	—	3,433
Miscellaneous Fees	747	10,067	1,149	586	474
Total Expenses	148,663	8,413,629	276,272	237,456	178,086
Advisory Fees Waived/Recoupment	(32,220)	—	(58,584)	(113,494)	(83,740)
Expense Reimbursement	(65,985)	—	—	—	(6,082)
Net Expenses	50,458	8,413,629	217,688	123,962	88,264
Net Investment Income (Loss	(16,228)	(8,381,936)	(16,633)	77,198	25,558
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN, SHORT SALES AND SWAP TRANSACTIONS:
Net Realized Gain (Loss) on:
Investments	(8,286)	—	(274,541)	(48,220)	(4,847)
Investments in Affiliates	—	—	—	—	—
In-Kind Redemptions	—	—	—	2,516,008	—
In-Kind Redemptions in Affiliates	—	—	—	—	—
Swaps	24,371	—	—	—	—
Short Sales	(3,687)	(91,193,659)	—	—	—
Options Written	—	—	5,093	—	—
Distributions by other Investments Companies	—	—	—	—	25
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	194,305	(11,309,064)	(567,047)	92,939	900,436
Short Sales	6,323	—	—	—	—
Swaps	(5,101)	—	—	—	—
Options Written	—	—	(74,476)	—	—
Net Realized and Unrealized Gain (Loss)	207,925	(102,502,723)	(910,971)	2,560,727	895,614
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATONS	$191,697	$(110,884,659)	$(927,604)	$2,637,925	$921,172

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Accuvest Global Long Short ETF		AdvisorShares Accuvest Global Opportunities ETF
	Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2013	For the period January 25, 2012* to June 30, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(439,369)	$(275,255)	$74,807	$128,764
Net Realized Gain (Loss)	504,090	(713,322)	1,493,850	(1,099,990)
Net Change in Unrealized Appreciation (Depreciation)	393,922	1,412,849	(322,229)	96,758
Net Increase (Decrease) In Net Assets Resulting From Operations	458,643	424,272	1,246,428	(874,468)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	—	—	(185,454)	—
Net Realized Gains	—	(46,188)	—	—
Total Distributions	—	(46,188)	(185,454)	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	78,003,559	18,018,647	53,907,465	14,316,721
Value of Shares Redeemed	(53,911,620)	(9,760,167)	(50,580,810)	—
Net Increase (Decrease) From Capital Stock Transactions	24,091,939	8,258,480	3,326,655	14,316,721
Net Increase (Decrease) in Net Assets	24,550,582	8,636,564	4,387,629	13,442,253
Net Assets:
Beginning of Period	18,021,964	9,385,400	13,442,253	—
End of Period	$42,572,546	$18,021,964	$17,829,882	$13,442,253
Undistributed Net Investment Income (Loss)	$(98,523)	$(194,819)	$23,165	$128,764
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	850,000	450,000	550,000	—
Shares Sold	3,550,000	850,000	1,975,000	550,000
Shares Repurchased	(2,450,000)	(450,000)	(1,850,000)	—
End of Period	1,950,000	850,000	675,000	550,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Cambria Global Tactical ETF		AdvisorShares Global Alpha & Beta ETF	AdvisorShares Global Echo ETF		AdvisorShares Madrona Domestic ETF
	Year ended June 30, 2013	Year ended June 30, 2012	For the period July 10, 2012* to June 30, 2013	Year ended June 30, 2013	For the period May 23, 2012* to June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$1,014,497	$1,200,751	$12,958	$(6,054)	$(5,492)	$83,034	$59,535
Net Realized Gain (Loss)	2,304,034	(15,287,214)	42,439	187,729	(57,292)	1,105,722	(760,024)
Net Change in Unrealized Appreciation (Depreciation)	(824,107)	81,278	106,390	127,314	58,460	2,851,528	(88,849)
Net Increase (Decrease) In Net Assets Resulting From Operations	2,494,424	(14,005,185)	161,787	308,989	(4,324)	4,040,284	(789,338)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(1,451,034)	(1,214,084)	(6,753)	—	—	(73,945)	(39,582)
Net Realized Gains	—	—	(948)	(23,426)	—	—	—
Total Distributions	(1,451,034)	(1,214,084)	(7,701)	(23,426)	—	(73,945)	(39,582)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	12,334	9,060,733	2,500,000	5,247,921	25,000,000	6,508,179	15,229,540
Value of Shares Redeemed	(29,284,343)	(94,507,088)	(1,297,563)	(5,175,016)	(19,916,059)	(7,069,627)	(1,818,962)
Net Increase (Decrease) From Capital Stock Transactions	(29,272,009)	(85,446,355)	1,202,437	72,905	5,083,941	(561,448)	13,410,578
Net Increase (Decrease) in Net Assets	(28,228,619)	(100,665,624)	1,356,523	358,468	5,079,617	3,404,891	12,581,658
Net Assets:
Beginning of Period	78,170,948	178,836,572	—	5,079,617	—	15,188,220	2,606,562
End of Period	$49,942,329	$78,170,948	$1,356,523	$5,438,085	$5,079,617	$18,593,111	$15,188,220
Undistributed Net Investment Income (Loss)	$(142,589)	$349,617	$5,352	$2,380	$—	$28,705	$17,812
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	3,300,000	6,900,000	—	100,000	—	600,000	100,000
Shares Sold	—	350,000	100,000	100,000	500,000	225,000	575,000
Shares Repurchased	(1,200,000)	(3,950,000)	(50,000)	(100,000)	(400,000)	(250,000)	(75,000)
End of Period	2,100,000	3,300,000	50,000	100,000	100,000	575,000	600,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Madrona Global Bond ETF		AdvisorShares Madrona International ETF
	Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$630,435	$444,600	$246,686	$185,886
Net Realized Gain (Loss)	168,222	37,262	692,737	(1,956,752)
Net Change in Unrealized Appreciation (Depreciation)	(789,608)	359,809	1,095,122	(1,356,411)
Net Increase (Decrease) In Net Assets Resulting From Operations	9,049	841,671	2,034,545	(3,127,277)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(624,855)	(441,742)	(185,288)	(43,912)
Net Realized Gains	(3,106)	—	—	(13,200)
Total Distributions	(627,961)	(441,742)	(185,288)	(57,112)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	7,924,963	19,573,154	8,719,712	16,407,072
Value of Shares Redeemed	(5,958,081)	(1,279,141)	(9,809,428)	(1,621,054)
Net Increase (Decrease) From Capital Stock Transactions	1,966,882	18,294,013	(1,089,716)	14,786,018
Net Increase (Decrease) in Net Assets	1,347,970	18,693,942	759,541	11,601,629
Net Assets:
Beginning of Period	21,194,969	2,501,027	14,218,716	2,617,087
End of Period	$22,542,939	$21,194,969	$14,978,257	$14,218,716
Undistributed Net Investment Income (Loss)	$12,454	$5,036	$211,004	$143,255
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	825,000	100,000	675,000	100,000
Shares Sold	300,000	775,000	350,000	650,000
Shares Repurchased	(225,000)	(50,000)	(400,000)	(75,000)
End of Period	900,000	825,000	625,000	675,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Meidell Tactical Advantage ETF		AdvisorShares Newfleet Multi-Sector Income ETF	AdvisorShares Peritus High Yield ETF		AdvisorShares Pring Turner Business Cycle ETF
	Year ended June 30, 2013	Year ended June 30, 2012	For the period March 19, 2013* to June 30, 2013	Year ended June 30, 2013	Year ended June 30, 2012	For the period December 18, 2012* to June 30, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$36,417	$407	$400,687	$14,982,941	$5,808,398	$28,574
Net Realized Gain (Loss)	936,023	(149,563)	(25,422)	410,917	373,233	(20,383)
Net Change in Unrealized Appreciation (Depreciation)	(25,603)	8,535	(1,656,249)	2,388,124	(2,589,171)	(28,055)
Net Increase (Decrease) In Net Assets Resulting From Operations	946,837	(140,621)	(1,280,984)	17,781,982	3,592,460	(19,864)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(64,270)	(1,366)	(400,645)	(14,668,314)	(5,707,019)	—
Net Realized Gains	—	—	—	(20,661)	(612,898)	—
Total Distributions	(64,270)	(1,366)	(400,645)	(14,688,975)	(6,319,917)	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	22,505,890	7,926,365	85,043,450	172,000,936	58,595,073	5,748,989
Value of Shares Redeemed	(19,832,014)	(4,637,924)	—	(7,693,597)	(7,389,685)	—
Net Increase (Decrease) From Capital Stock Transactions	2,673,876	3,288,441	85,043,450	164,307,339	51,205,388	5,748,989
Net Increase (Decrease) in Net Assets	3,556,443	3,146,454	83,361,821	167,400,346	48,477,931	5,729,125
Net Assets:
Beginning of Period	5,652,409	2,505,955	—	92,328,489	43,850,558	—
End of Period	$9,208,852	$5,652,409	$83,361,821	$259,728,835	$92,328,489	$5,729,125
Undistributed Net Investment Income (Loss)	$(437)	$407	$42	$535,653	$221,026	$28,724
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	225,000	100,000	—	1,900,000	850,000	—
Shares Sold	800,000	300,000	1,700,000	3,400,000	1,200,000	225,000
Shares Repurchased	(700,000)	(175,000)	—	(150,000)	(150,000)	—
End of Period	325,000	225,000	1,700,000	5,150,000	1,900,000	225,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares QAM Equity Hedge ETF	AdvisorShares Ranger Equity Bear ETF(1)
	For the period August 7, 2012* to June 30, 2013	Year ended June 30, 2013	Year ended June 30, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(16,228)	$(8,381,936)	$(4,444,600)
Net Realized Gain (Loss)	12,398	(91,193,659)	(6,817,156)
Net Change in Unrealized Appreciation (Depreciation)	195,527	(11,309,064)	6,206,740
Net Increase (Decrease) In Net Assets Resulting From Operations	191,697	(110,884,659)	(5,055,016)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(11,280)	—	—
Net Realized Gains	(15,366)	—	—
Total Distributions	(26,646)	—	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	3,766,470	236,542,256	363,431,857
Value of Shares Redeemed	—	(220,523,864)	(95,542,692)
Net Increase (Decrease) From Capital Stock Transactions	3,766,470	16,018,392	267,889,165
Net Increase (Decrease) in Net Assets	3,931,521	(94,866,267)	262,834,149
Net Assets:
Beginning of Period	—	313,223,483	50,389,334
End of Period	$3,931,521	$218,357,216	$313,223,483
Undistributed Net Investment Income (Loss)	$(17,470)	$(3,078,610)	$(2,880,389)
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	—	13,425,000	2,225,000
Shares Sold	150,000	11,850,000	15,025,000
Shares Repurchased	—	(11,775,000)	(3,825,000)
End of Period	150,000	13,500,000	13,425,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares STAR Global Buy-Write ETF	AdvisorShares TrimTabs Float Shrink ETF		AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF
	For the period September 17, 2012* to June 30, 2013	Year ended June 30, 2013	For the period October 5, 2011* to June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(16,633)	$77,198	$15,360	$25,558	$17,389
Net Realized Gain (Loss)	(269,448)	2,467,788	965,959	(4,822)	442,270
Net Change in Unrealized Appreciation (Depreciation)	(641,523)	92,939	317,226	900,436	(1,162,845)
Net Increase (Decrease) In Net Assets Resulting From Operations	(927,604)	2,637,925	1,298,545	921,172	(703,186)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(91,839)	(69,329)	(2,501)	(37,975)	(25,106)
Net Realized Gains	(17,177)	(40,008)	—	—	(27,533)
Total Distributions	(109,016)	(109,337)	(2,501)	(37,975)	(52,639)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	23,464,423	57,124,119	37,243,628	—	4,339,699
Value of Shares Redeemed	—	(42,286,488)	(30,248,798)	—	(5,772,068)
Net Increase (Decrease) From Capital Stock Transactions	23,464,423	14,837,631	6,994,830	—	(1,432,369)
Net Increase (Decrease) in Net Assets	22,427,803	17,366,219	8,290,874	883,197	(2,188,194)
Net Assets:
Beginning of Period	—	8,290,874	—	6,462,409	8,650,603
End of Period	$22,427,803	$25,657,093	$8,290,874	$7,345,606	$6,462,409
Undistributed Net Investment Income (Loss)	$(109,831)	$20,680	$12,490	$2,589	$12,232
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	—	250,000	—	225,000	275,000
Shares Sold	950,000	1,500,000	1,200,000	—	150,000
Shares Repurchased	—	(1,125,000)	(950,000)	—	(200,000)
End of Period	950,000	625,000	250,000	225,000	225,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Cash Flows

	Accuvest Global Long Short ETF	QAM Equity Hedge ETF	Ranger Equity Bear ETF(1)
	For the year ended June 30, 2013	For the period August 7, 2012* to June 30, 2013	For the year ended June 30, 2013
CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Dividends and Interest received	$164,734	$26,450	$30,450
Operating expenses paid	(368,499)	(28,409)	(4,422,205)
Net purchases of short-term investments	6,620	(736,136)	91,429,651
Realized gain (loss) on swap contracts	(779,425)	24,371	—
Purchases of long-term investments	(128,067,459)	(6,417,205)	—
Proceeds from disposition of long-term investments	105,312,057	3,390,849	—
Increase/Decrease in receivables for securities sold	1,394,636	(298,378)	6,779,949
Increase/Decrease in payables for securities purchased	1,068,007	331,779	(3,436,152)
Net increase in short sales	(2,259,860)	231,343	(189,753,613)
Dividends paid	(105,853)	(177)	(2,302,228)
Interest paid	(347,823)	(1,843)	(1,994,894)
Net Cash Provided (Used) By Operating Activities	(23,982,865)	(3,477,356)	(103,669,042)
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Distributions from net investment income and realized gains	—	(26,646)	—
Net proceeds from sale of shares	23,136,497	3,766,470	27,508,042
Deposits with brokers for swap contracts and short sales	(807,183)	(229,351)	126,018,654
Net Cash Flows Provided (Used) By Financing Activities	22,329,314	3,510,473	153,526,696
NET INCREASE/DECREASE IN CASH	(1,653,551)	33,117	49,857,654
Cash, Beginning of period	65,216	—	66,557,758
Cash, End of period	$(1,588,335)	$33,117	$116,415,412
RECONCILIATION OF INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase/Decrease in Net Assets From Operations	$458,643	$191,697	$(110,884,659)
Increase/Decrease in investments, at value	(25,942,664)	(3,719,804)	4,178,761
Increase/Decrease in payable for securities purchased	1,068,007	331,779	(3,436,152)
Increase/Decrease in receivable for securities sold	1,394,636	(298,378)	6,779,949
Increase/Decrease in dividends and interest receivable	(505,097)	(7,780)	(1,243)
Increase/Decrease in unrealized appreciation (depreciation) on swaps	(743,415)	5,101	—
Increase/Decrease in prepaid expense	794	(7,913)	(5,305)
Increase/Decrease in interest payable	114,619	108	(40,802)
Increase/Decrease in dividends payable	120,503	—	(177,847)
Increase/Decrease in accrued expenses	51,109	27,834	(81,744)
Total Adjustments	(24,441,508)	(3,669,053)	7,215,617
Net Cash Flows Provided (Used) By Operating Activities	$(23,982,865)	$(3,477,356)	$(103,669,042)

*	Commencement of operations.
(1)	Formerly Active Bear ETF

See accompanying Notes to Financial Statements.

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ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Accuvest Global Long Short ETF
	Year ended June 30, 2013	Year ended June 30, 2012	For the period July 9, 2010* to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$21.20	$20.86	$25.00
Investment Operations
Net Investment Income (Loss)(1)	(0.34)	(0.68)	(0.67)
Net Realized and Unrealized Gain (Loss)	0.97	1.33	(3.47)
Distributions of Net Realized Gains by other investment companies	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	0.63	0.65	(4.14)
Distributions from Net Investment Income	—	(0.31)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	—	(0.31)	—
Net Asset Value, End of Period	$21.83	$21.20	$20.86
Market Value, End of Period	$21.98	$21.22	$20.86
Total Return
Total Investment Return Based on Net Asset Value(3)	2.97%	3.15%	(16.56)%
Total Investment Return Based on Market(3)	3.58%	3.24%	(16.56)%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$42,573	$18,022	$9,385
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(4)	1.50%	1.50%	1.50%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense(4)	4.25%	8.15%	3.33%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(4)	1.79%	3.88%	1.73%
Net investment Income (Loss)(4)	(1.57)%	(3.20)%	(2.82)%
Portfolio Turnover Rate(5)	270%	365%	751%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	Less than $0.005.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized.
(5)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund's capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Accuvest Global Opportunities ETF		AdvisorShares Cambria Global Tactical ETF			AdvisorShares Global Alpha & Beta ETF	AdvisorShares Global Echo ETF
	Year ended June 30, 2013	For the period January 25, 2012* to June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012	For the period October 26, 2010* to June 30, 2011	For the period July 10, 2012* to June 30, 2013	Year ended June 30, 2013	For the period May 23, 2012* to June 30, 2012
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$24.44	$25.00	$23.69	$25.92	$25.10	$25.00	$50.80	$50.00
Investment Operations
Net Investment Income (Loss)(1)	0.12	0.31	0.38	0.21	0.25	0.22	(0.07)	(0.02)
Net Realized and Unrealized Gain (Loss)	2.16	(0.87)	0.27	(2.24)	0.79	2.06	3.88	0.82
Distributions of Net Realized Gains by other investment companies	—	—	0.00 (2)	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	2.28	(0.56)	0.65	(2.03)	1.04	2.28	3.81	0.80
Distributions from Net Investment Income	(0.31)	—	(0.56)	—	(0.22)	(0.13)	—	—
Distributions from Realized Capital Gains	—	—	—	(0.20)	—	(0.02)	(0.23)	—
Total Distributions	(0.31)	—	(0.56)	(0.20)	(0.22)	(0.15)	(0.23)	—
Net Asset Value, End of Period	$26.41	$24.44	$23.78	$23.69	$25.92	$27.13	$54.38	$50.80
Market Value, End of Period	$26.41	$24.45	$23.79	$23.64	$25.93	$27.12	$54.53	$50.99
Total Return
Total Investment Return Based on Net Asset Value(3)	9.25%	(2.24)%	2.68%	(7.84)%	4.17%	9.16%	7.54%	1.60%
Total Investment Return Based on Market(3)	9.18%	(2.20)%	2.92%	(8.07)%	4.20%	9.11%	7.43%	1.98%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$17,830	$13,442	$49,942	$78,171	$178,837	$1,357	$5,438	$5,080
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(4)	1.25%	1.25%	1.15%	0.99%	1.02%	1.25%	1.50%	1.50%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense(4)	1.54%	2.27%	1.15%	1.08%	1.04%	6.95%	1.50%	1.50%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(4)	1.54%	2.27%	1.15%	1.08%	1.04%	6.95%	1.50%	1.50%
Net investment Income (Loss)(4)	0.45%	2.90%	1.54%	0.87%	1.45%	0.88%	(0.13)%	(0.32)%
Portfolio Turnover Rate(5)	100%	135%	236%	475%	187%	43%	180%	70%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Madrona Domestic ETF
	Year ended June 30, 2013	Year ended June 30, 2012	For the period June 21, 2011* to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$25.31	$26.07	$25.00
Investment Operations
Net Investment Income (Loss)(1)	0.15	0.10	0.00 (2)
Net Realized and Unrealized Gain (Loss)	7.01	(0.79)	1.07
Distributions of Net Realized Gains by other investment companies	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	7.16	(0.69)	1.07
Distributions from Net Investment Income	(0.13)	(0.07)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(0.13)	(0.07)	—
Net Asset Value, End of Period	$32.34	$25.31	$26.07
Market Value, End of Period	$32.34	$25.28	$26.07
Total Return
Total Investment Return Based on Net Asset Value(3)	28.37%	(2.65)%	4.28%
Total Investment Return Based on Market(3)	28.52%	(2.76)%	4.28%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$18,593	$15,188	$2,607
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(4)	1.25%	1.25%	1.25%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense(4)	1.61%	1.46%	10.96%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(4)	1.61%	1.46%	10.96%
Net investment Income (Loss)(4)	0.51%	0.40%	0.23%
Portfolio Turnover Rate(5)	33%	40%	0%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	Less than $0.005.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized.
(5)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund's capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Madrona Global Bond ETF				AdvisorShares Madrona International ETF
	Year ended June 30, 2013		Year ended June 30, 2012	For the period June 21, 2011* to June 30, 2011	Year ended June 30, 2013	Year ended June 30, 2012	For the period June 21, 2011* to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$25.69		$25.01	$25.00	$21.06	$26.17	$25.00
Investment Operations
Net Investment Income (Loss)(1)	0.72		0.71	0.01	0.39	0.32	0.01
Net Realized and Unrealized Gain (Loss)	(0.66)		0.67	—	2.82	(5.33)	1.16
Distributions of Net Realized Gains by other investment companies	0.01		—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	0.07		1.38	0.01	3.21	(5.01)	1.17
Distributions from Net Investment Income	(0.71)		(0.70)	—	(0.30)	(0.08)	—
Distributions from Realized Capital Gains	(0.00	)(2)	—	—	—	(0.02)	—
Total Distributions	(0.71)		(0.70)	—	(0.30)	(0.10)	—
Net Asset Value, End of Period	$25.05		$25.69	$25.01	$23.97	$21.06	$26.17
Market Value, End of Period	$24.96		$25.68	$25.02	$23.95	$21.11	$26.18
Total Return
Total Investment Return Based on Net Asset Value(3)	0.20%		5.59%	0.04%	15.24%	(19.11)%	4.68%
Total Investment Return Based on Market(3)	(0.13)%		5.49%	0.08%	14.86%	(18.95)%	4.72%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$22,543		$21,195	$2,501	$14,978	$14,219	$2,617
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(4)	0.95%		0.95%	0.95%	1.25%	1.25%	1.25%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense(4)	1.02%		0.99%	11.08%	1.65%	1.54%	10.99%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(4)	1.02%		0.99%	11.08%	1.65%	1.54%	10.99%
Net investment Income (Loss)(4)	2.73%		2.81%	1.68%	1.65%	1.48%	1.14%
Portfolio Turnover Rate(5)	28%		12%	0%	93%	110%	19%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Meidell Tactical Advantage ETF
	Year ended June 30, 2013	Year ended June 30, 2012	For the period June 23, 2011* to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$25.12	$25.06	$25.00
Investment Operations
Net Investment Income (Loss)(1)	0.14	0.00 (2)	0.01
Net Realized and Unrealized Gain (Loss)	3.30	0.08	0.05
Distributions of Net Realized Gains by other investment companies	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	3.44	0.08	0.06
Distributions from Net Investment Income	(0.23)	(0.02)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(0.23)	(0.02)	—
Net Asset Value, End of Period	$28.33	$25.12	$25.06
Market Value, End of Period	$28.37	$25.48	$25.07
Total Return
Total Investment Return Based on Net Asset Value(3)	13.81%	0.31%	0.24%
Total Investment Return Based on Market(3)	12.33%	1.71%	0.28%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$9,209	$5,652	$2,506
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(4)	1.35%	1.35%	1.35%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense(4)	2.99%	3.69%	13.70%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(4)	2.99%	3.69%	13.70%
Net investment Income (Loss)(4)	0.51%	0.01%	1.00%
Portfolio Turnover Rate(5)	605%	817%	5%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	Less than $0.005.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized.
(5)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund's capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Newfleet Multi-Sector Income ETF	AdvisorShares Peritus High Yield ETF			AdvisorShares Pring Turner Business Cycle ETF	AdvisorShares QAM Equity Hedge ETF
	For the period March 19, 2013* to June 30, 2013	Year ended June 30, 2013	Year ended June 30, 2012	For the period December 1, 2010* to June 30, 2011	For the period December 18, 2012* to June 30, 2013	For the period August 7, 2012* to June 30, 2013
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$50.00	$48.59	$51.59	$50.00	$25.00	$25.00
Investment Operations
Net Investment Income (Loss)(1)	0.28	4.28	4.20	2.25	0.18	(0.12)
Net Realized and Unrealized Gain (Loss)	(0.99)	1.66	(2.74)	1.30	0.28	1.51
Distributions of Net Realized Gains by other investment companies	—	—	0.00 (2)	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	(0.71)	5.94	1.46	3.55	0.46	1.39
Distributions from Net Investment Income	(0.25)	(4.09)	(3.99)	(1.96)	—	(0.08)
Distributions from Realized Capital Gains	—	(0.01)	(0.47)	—	—	(0.10)
Total Distributions	(0.25)	(4.10)	(4.46)	(1.96)	—	(0.18)
Net Asset Value, End of Period	$49.04	$50.43	$48.59	$51.59	$25.46	$26.21
Market Value, End of Period	$49.01	$49.91	$48.64	$51.87	$25.47	$26.16
Total Return
Total Investment Return Based on Net Asset Value(3)	(1.42)%	12.58%	3.27%	7.16%	1.84%	5.57%
Total Investment Return Based on Market(3)	(1.48)%	11.29%	2.75%	7.73%	1.88%	5.36%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$83,362	$259,729	$92,328	$43,851	$5,729	$3,932
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(4)	0.75%	1.25%	1.35%	1.34%	1.49%	1.50%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense(4)	1.13%	1.23%	1.35%	1.57%	4.70%	4.61%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(4)	1.13%	1.23%	1.35%	1.57%	4.70%	4.55%
Net investment Income (Loss)(4)	1.98%	8.44%	8.64%	7.47%	1.35%	(0.50)%
Portfolio Turnover Rate(5)	105%	37%	80%	81%	26%	114%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Ranger Equity Bear ETF
	Year ended June 30, 2013	Year ended June 30, 2012	For the period January 27, 2011* to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$23.33	$22.65	$25.00
Investment Operations
Net Investment Income (Loss)(1)	(0.60)	(0.72)	(0.30)
Net Realized and Unrealized Gain (Loss)	(6.56)	1.40	(2.05)
Distributions of Net Realized Gains by other investment companies	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	(7.16)	0.68	(2.35)
Distributions from Net Investment Income	—	—	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	—	—	—
Net Asset Value, End of Period	$16.17	$23.33	$22.65
Market Value, End of Period	$16.16	$23.34	$22.65
Total Return
Total Investment Return Based on Net Asset Value(3)	(30.69)%	3.00%	(9.40)%
Total Investment Return Based on Market(3)	(30.76)%	3.05%	(9.40)%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$218,357	$313,223	$50,389
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(4)	1.61%	1.69%	1.79%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense(4)	3.12%	3.06%	3.16%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(4)	1.61%	1.68%	1.88%
Net investment Income (Loss)(4)	(3.11)%	(3.06)%	(3.07)%
Portfolio Turnover Rate(5)	697%	756%	635%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	Less than $0.005.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized.
(5)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund's capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares STAR Global Buy-Write ETF	AdvisorShares TrimTabs Float Shrink ETF		AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF
	For the period September 17, 2012* to June 30, 2013	Year ended June 30, 2013	For the period October 5, 2011* to June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012	For the period July 21, 2010* to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$25.00	$33.16	$26.20	$28.72	$31.46	$25.00
Investment Operations
Net Investment Income (Loss)(1)	(0.03)	0.23	0.07	0.11	0.07	0.15
Net Realized and Unrealized Gain (Loss)	(1.16)	7.99	6.90	3.99	(2.58)	6.40
Distributions of Net Realized Gains by other investment companies	—	—	—	0.00 (2)	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	(1.19)	8.22	6.97	4.10	(2.51)	6.55
Distributions from Net Investment Income	(0.17)	(0.21)	(0.01)	(0.17)	(0.11)	(0.09)
Distributions from Realized Capital Gains	(0.03)	(0.12)	—	—	(0.12)	—
Total Distributions	(0.20)	(0.33)	(0.01)	(0.17)	(0.23)	(0.09)
Net Asset Value, End of Period	$23.61	$41.05	$33.16	$32.65	$28.72	$31.46
Market Value, End of Period	$23.62	$41.13	$33.24	$32.63	$28.70	$31.58
Total Return
Total Investment Return Based on Net Asset Value(3)	(4.80)%	25.01%	26.62%	14.30%	(7.94)%	26.21%
Total Investment Return Based on Market(3)	(4.76)%	24.96%	26.93%	14.29%	(8.36)%	26.69%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$22,428	$25,657	$8,291	$7,346	$6,462	$8,651
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(4)	1.85%	0.99%	0.99%	1.25%	1.25%	1.25%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense(4)	2.35%	1.90%	2.34%	2.52%	4.17%	3.04%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(4)	2.35%	1.90%	2.34%	2.52%	4.17%	3.04%
Net investment Income (Loss)(4)	(0.14)%	0.62%	0.31%	0.36%	0.24%	0.52%
Portfolio Turnover Rate(5)	40%	57%	201%	38%	16%	34%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

1. Organization

AdvisorShares Trust (the “Trust”) was organized as a Delaware statutory trust on July 30, 2007 and has authorized capital of unlimited shares. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust is comprised of 17 active funds (the “Funds” or “ETFs” and individually, the “Fund” or “ETF”):

Fund	Ticker	Commencement of Operations
AdvisorShares Accuvest Global Long Short ETF	AGLS	July 9, 2010
AdvisorShares Accuvest Global Opportunities ETF	ACCU	January 25, 2012
AdvisorShares Cambria Global Tactical ETF	GTAA	October 26, 2010
AdvisorShares Global Alpha & Beta ETF	RRGR	July 10, 2012
AdvisorShares Global Echo ETF	GIVE	May 23, 2012
AdvisorShares Madrona Domestic ETF	FWDD	June 21, 2011
AdvisorShares Madrona Global Bond ETF	FWDB	June 21, 2011
AdvisorShares Madrona International ETF	FWDI	June 21, 2011
AdvisorShares Meidell Tactical Advantage ETF	MATH	June 23, 2011
AdvisorShares Newfleet Multi-Sector Income ETF	MINC	March 19, 2013
AdvisorShares Peritus High Yield ETF	HYLD	December 1, 2010
AdvisorShares Pring Turner Business Cycle ETF	DBIZ	December 18, 2012
AdvisorShares QAM Equity Hedge ETF	QEH	August 7, 2012
AdvisorShares Ranger Equity Bear ETF (formerly Active Bear ETF)	HDGE	January 27, 2011
AdvisorShares STAR Global Buy-Write ETF	VEGA	September 17, 2012
AdvisorShares TrimTabs Float Shrink ETF	TTFS	October 5, 2011
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF	AADR	July 21, 2010

AdvisorShares Dent Tactical ETF was liquidated on August 15, 2012.

Effective October 29, 2012, AdvisorShares Active Bear ETF changed its name to AdvisorShares Ranger Equity Bear ETF.

AdvisorShares Accuvest Global Long Short ETF (“Accuvest Global Long Short ETF”) seeks average annual returns in excess of the total return of the MSCI World Index by investing in both long and short positions in Underlying ETFs that offer diversified exposure to global regions. The Fund may also use derivatives tied to the broad market indices when establishing net long and net short exposure on top of the core long/short portfolio.

AdvisorShares Accuvest Global Opportunities ETF (“Accuvest Global Opportunities ETF”) seeks long-term capital appreciation in excess of global equity benchmarks such as the MSCI All Country World Index by investing primarily in Underlying ETFs that provide diversified exposure to select economies around the world.

AdvisorShares Cambria Global Tactical ETF (“Cambria Global Tactical ETF”) seeks to preserve and grow capital by investing primarily in other Underlying ETFs that offer diversified exposure to global regions, countries, styles or sectors and exchange-traded products.

AdvisorShares Global Alpha & Beta ETF (“Global Alpha & Beta ETF”) is a broadly diversified global equity ETF which seeks long-term capital growth. RRGR utilizes a “top-down” thematic approach while employing a proprietary security selection process and from time to time will employ risk

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

1. Organization – (continued)

management techniques to lower portfolio volatility and risk. RRGR is managed by Your Source Financial (Portfolio Manager). The Portfolio Manager seeks to achieve this objective by investing primarily in other ETPs, individual stocks, and American Depositary Receipts (ADRs) that provide investment exposure to global equity markets and that meet certain selection criteria established by the Portfolio Manager.

AdvisorShares Global Echo ETF (“Global Echo ETF”) seeks long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index, over a full market cycle. The Fund is a multi-manager, multi-strategy, broadly diversified, actively managed ETF with a focus on sustainable investing.

AdvisorShares Madrona Domestic ETF (“Madrona Domestic ETF”) seeks to provide long-term capital appreciation above the capital appreciation of its benchmark, the S&P 500 Index by selecting a portfolio of up to 500 of the largest U.S. traded equity securities using a weighted allocation system based on consensus analyst estimates of the present value of future expected earnings relative to the share price of each security.

AdvisorShares Madrona Global Bond ETF (“Madrona Global Bond ETF”) seeks investment results that exceed the price and yield performance of its benchmark, the Barclays Capital Aggregate Bond Index. FWDB is sub-advised by Madrona Funds, LLC (Portfolio Manager). The Portfolio Manager seeks to achieve this objective by selecting a diversified portfolio of fixed income exchange-traded products (ETPs), including but not limited to, exchange-traded notes (ETNs), exchange-traded currency trusts and exchange-traded commodity pools. FWDB invests in at least 12 distinct global bond classes that cover the entire global investable bond universe. The Portfolio Manager constructs FWDB’s portfolio using a weighted allocation system based on historic yield curve analysis and a mean reversion strategy.

AdvisorShares Madrona International ETF (“Madrona International ETF”) seeks to provide long-term capital appreciation above the capital appreciation of its international benchmarks, such as the MSCI EAFE Index, the Fund’s primary benchmark, and the BNY Mellon Classic ADR Index, the Fund’s secondary benchmark. The Fund seeks to achieve this objective by selecting a portfolio primarily composed of at least 250 of the largest American Depositary Receipts (ADRs) from among the largest issuers of Europe, Australasia and the Far East (EAFE) and Canada. It’s portfolio may also include ADRs that provide exposure to certain markets deemed to be emerging markets.

AdvisorShares Meidell Tactical Advantage ETF (“Meidell Tactical Advantage ETF”) seeks to provide long-term capital appreciation and capital preservation. The Fund is considered a “fund-of-funds” that seeks to achieve this investment objective by managing a tactical strategy that has the ability to dynamically rebalance the Fund’s portfolio from as much as 100% equity assets to 100% fixed income assets or cash and cash equivalents depending on market trends. The Fund employs a long tactical strategy that seeks to minimize portfolio losses by rotating out of higher volatility assets and lower volatility assets depending on the Fund’s current view of risks in different asset classes.

AdvisorShares Newfleet Multi-Sector Income ETF (“Newfleet Multi-Sector Income ETF”) seeks to provide current income consistent with preservation of capital, while limiting fluctuations in net asset value (“NAV”) due to changes in interest rates. In seeking to achieve the Fund’s investment objective, Newfleet Asset Management, LLC (the “Sub-Advisor”) applies a time-tested approach and extensive credit research to capitalize on opportunities across undervalued areas of the bond markets. The Fund principally invests in investment-grade securities, which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization or, if unrated, those securities that the Sub-Advisor determines to be of comparable quality.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

1. Organization – (continued)

AdvisorShares Peritus High Yield ETF (“Peritus High Yield ETF”) seeks high current income by investing in a focused portfolio of high yield debt securities commonly referred to as “junk bonds”. The Fund does not have any portfolio maturity limitation and may invest in instruments with short-term, medium-term or long-term maturities.

AdvisorShares Pring Turner Business Cycle ETF (“Pring Turner Business Cycle ETF”) seeks long-term growth from capital appreciation and income. DBIZ is managed by Pring Turner Capital Group (Portfolio Manager). The cornerstone of the Portfolio Manager’s investment philosophy rests on the core belief of building wealth consistently while minimizing portfolio risk. DBIZ is a multi-asset class fund that dynamically allocates among stock, bond, inflation-sensitive securities, and cash. The Portfolio Manager has developed a pro-active asset allocation and sector rotation process designed around the stage changes in the business cycle. DBIZ’s disciplined decision-making employs multiple layers of input including business cycle, fundamental, and technical analysis. This adaptive approach combines continuous asset allocation changes, diversification with careful sector selections, and income emphasis.

AdvisorShares QAM Equity Hedge ETF (“QAM Equity Hedge ETF”) seeks investment results that exceed the risk adjusted performance of approximately 50% of the long/short equity hedge fund universe as defined by the HFRI Equity Hedge Total Index constituents. QEH is managed by Commerce Asset Management (Portfolio Manager). The Portfolio Manager seeks to achieve this objective by employing an actively managed long/short equity strategy that attempts to gain global net equity exposures that approximate those of the universe of managers in the HFRI Equity Hedge Total Index. Additionally, the Portfolio Manager utilizes advanced algorithms including Markov Processes International’s (MPI) proprietary and patented style analysis technique and associated algorithms, DSA (Dynamic Style Analysis), patented hedge fund analysis software, combined with the Portfolio Manager’s qualitative knowledge of the hedge fund investor community to develop investment strategies.

AdvisorShares Ranger Equity Bear ETF (“Ranger Equity Bear ETF”) seeks capital appreciation through short sales of domestically traded equity securities. The portfolio management team implements a bottom-up, fundamental, research driven security selection process. In selecting short positions, the Fund seeks to identify securities with low earnings quality or aggressive accounting which may be intended on the part of company management to mask operational deterioration and bolster the reported earnings per share over a short time period. In addition, the portfolio management team seeks to identify earnings driven events that may act as a catalyst to the price decline of a security, such as downwards earnings revisions or reduced forward guidance.

AdvisorShares STAR Global Buy-Write ETF (“STAR Global Buy-Write ETF”) seeks consistent repeatable returns across all market cycles. VEGA is sub-advised by Partnervest Advisory Services, LLC (Portfolio Manager). The Portfolio Manager seeks to achieve this investment objective by using a proprietary strategy known as Volatility Enhanced Global Appreciation (VEGA). VEGA employs a “Buy-Write” or “Covered Call” overlay for their global allocation strategy using ETPs. The strategy simultaneously writes (sells) a call option against each position in order to seek cumulative price appreciation from the portfolio’s global exposure, while generating a consistent income stream from the sale of covered call and/or cash-secured put options. When volatility is low the portfolio manager buys protective put options to manage downside risk.

AdvisorShares TrimTabs Float Shrink ETF (“TrimTabs Float Shrink ETF”) seeks to generate long-term returns in excess of the total return of the Russell 3000® Index, with less volatility than the Russell 3000® Index. The Fund is an actively managed exchange-traded fund that seeks to achieve its investment objective by primarily investing in the broad U.S. equity market, as represented by the

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

1. Organization – (continued)

Russell 3000® Index. The Fund seeks to achieve this goal by investing in stocks with liquidity and fundamental characteristics that are historically associated with superior long-term performance.

AdvisorShares WCM/BNY Mellon Focused ADR ETF (“WCM/BNY Mellon Focused ADR ETF”) seeks long-term capital appreciation by investing primarily in other Underlying ETFs, American Depository Receipts (ADRs) included in the BNY Mellon Classic ADR Index, the Fund’s primary index, and swap contracts.

2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation

In computing each Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including Underlying ETFs, is taken from the exchange where the security is primarily traded. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Board of Trustees of the Trust.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income and distributions to shareholders are recognized on the ex-dividend date and interest income and expenses are recognized on the accrual basis. Premiums and discounts are amortized over the life of the bond using the effective interest method.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Equity Swaps

The Accuvest Global Long Short ETF, the Cambria Global Tactical ETF, the QAM Equity Hedge ETF and the STAR Global Buy-Write ETF may invest in equity swaps to obtain exposure to the underlying referenced security, obtain leverage or enjoy the returns from ownership without actually owning equity. Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

2. Summary of Significant Accounting Policies – (continued)

equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that the Adviser or Sub-Adviser, as applicable, do not accurately analyze and predict future market trends, the values of assets or economic factors, the Funds may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid. Periodic payments received or paid by the Funds are recorded as realized gains or losses.

Short Sales

The Accuvest Global Long Short ETF, the Cambria Global Tactical ETF, the Pring Turner Business Cycle ETF, the QAM Equity Hedge ETF and the Ranger Equity Bear ETF may sell securities it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market value of that security (short sale). When the Funds make a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Funds may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date as an expense. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Funds are also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with broker for collateral for securities sold short is recorded as an asset on the Statement of Assets and Liabilities and securities segregated as collateral are denoted in the Schedule of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. The net amounts of income or fees paid by Accuvest Global Long Short ETF, QAM Equity Hedge ETF and Ranger Equity Bear ETF for the year ended June 30, 2013 are $462,442, $1,951, and $1,954,092, respectively, which are included as interest expense in the Statement of Operations.

Deposits with brokers and segregated cash for securities sold short represent cash balances on deposit with the Funds’ prime brokers and custodian. The Funds are subject to credit risk should the prime brokers be unable to meet its obligations to the Funds.

Futures Contracts

Certain of the Funds may invest in futures contracts (“futures”), may invest in futures in order to hedge its investments against fluctuations in value caused by changes in prevailing interest rates or market conditions. Such Funds may invest in futures as a primary investment strategy. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. No monies are paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

2. Summary of Significant Accounting Policies – (continued)

the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as ‘marking-to-the-market.’ Once a final determination of variation margin is made, additional cash is required to be paid by or released to a Fund, and a Fund will realize a loss or gain. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures contract; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Options

Certain of the Funds are authorized to write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

Short-Term Investments

Each Fund may invest in high-quality short-term debt securities and money market instruments on an ongoing basis to maintain liquidity or pending selection of investments in accordance with its policies. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.

Securities Lending

Each Fund may lend portfolio securities to certain credit worthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high grade debt obligations, equivalent to at least 100% of the market value of securities loaned, is maintained at all times. Cash collateral Can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Lending portfolio securities could result in a loss or delay in recovering the Fund’s securities if the borrower default.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

2. Summary of Significant Accounting Policies – (continued)

Price information on ETFs is taken from the exchange where the security is primarily traded. Under normal conditions, the Funds invest cash collateral from securities lending activities into BNY Mellon Securities Lending Overnight Fund (“BNY Mellon Securities Lending Overnight”). The BNY Mellon Securities Lending Overnight Fund investment objective is the maximization of current income to the extent consistent with preservation of capital and the maintenance of liquidity. BNY Mellon Securities Lending Overnight Fund has no redemption restrictions, and is valued at NAV.

Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The securities lending income earned by the Funds is disclosed on the Statements of Operations. The value of loaned securities and related collateral outstanding at June 30, 2013 are shown in the Schedules of Investments and Statements of Assets and Liabilities.

Liabilities:	Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
Fund					Financial Instruments	Collateral Pledged/ Received
NewFleet Multi-Sector Income ETF	Securities Lending	$1,628,015	$—	$1,628,015	$1,628,015 *	$—	$—

*	Collateral for securities on loan included in the Statement of Investments.

NewFleet Multi-Sector Income ETF's reporting period began after January 1, 2013.

Dividends and Distributions

Each Fund will generally pay out dividends to shareholders at least annually. Each Fund will distribute its net capital gains, if any, to shareholders annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. Distributions are recorded on ex-dividend date.

Indemnifications

In the normal course of business, each Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

3. Investment Advisory Agreement and Other Agreements

Investment Advisory Agreement

Each Fund has entered into an Investment Advisory Agreement with AdvisorShares Investments, LLC (the “Advisor”). The Advisor acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of each Fund. Pursuant to the Advisory Agreement, the Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-advisers. For its services, each Fund pays the Advisor an annual management fee and such fees do not include breakpoints. From time to time, the Advisor may waive all or a portion of its fee.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

3. Investment Advisory Agreement and Other Agreements – (continued)

The Advisor’s annual management fee for each Fund is as follows:

Fund:	Rate:
Accuvest Global Long Short ETF	1.35%
Accuvest Global Opportunities ETF	0.95%
Cambria Global Tactical ETF
$0 – $250,000,000	0.90%
$250,000,001 – $1,000,000,000	0.80%
$1,000,000,001 – $5,000,000,000	0.70%
$5,000,000,001 +	0.60%
Global Alpha & Beta ETF
$0 – $100,000,000	1.00%
$100,000,001 – $250,000,000	0.90%
$250,000,001 – $1,000,000,000	0.80%
$1,000,000,001 +	0.70%
Global Echo ETF	1.10%
Madrona Domestic ETF	0.80%
Madrona Global Bond ETF	0.50%
Madrona International ETF	0.80%
Meidell Tactical Advantage ETF	1.20%
Newfleet Multi-Sector Income ETF	0.65%
Peritus High Yield ETF	1.10%
Pring Turner Business Cycle ETF	1.00%
QAM Equity Hedge ETF	1.00%
Ranger Equity Bear ETF	1.50%
STAR Global Buy-Write ETF	1.35%
TrimTabs Float Shrink ETF	0.99%
WCM/BNY Mellon Focused Growth ADR ETF	0.75%

For the Global Echo Fund, as part of its agreement with the Trust, the Advisor has contractually agreed to pay all operating expenses of the Fund, including transfer agency, custody, fund administration, legal, audit and other services, except management fees, interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, acquired fund fees and expenses, short dividend expenses, expenses of Independent Trustees (including any Trustees’ counsel fees), and extraordinary expenses.

Sub-Advisory Agreements

Each Fund’s investment sub-advisor provides investment advice and management services to the Fund. AdvisorShares supervises the day-to-day investment and reinvestment of the assets in the Fund and is responsible for monitoring the Fund’s adherence to its investment mandate. Pursuant to an investment sub-advisory agreement (“Investment Sub-Advisory Agreement”) between the sub-advisor and the Advisor, the sub-advisor receives an annual fee equal to the average daily net assets of the Fund.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

3. Investment Advisory Agreement and Other Agreements – (continued)

Accuvest Global Advisors LLC serves as investment sub-advisor to Accuvest Global Long Short ETF. They receive a sub-advisory fee at an annual fee equal to the average daily net assets of the Fund as follows:

AUM Schedule	Rate
$0 – $100,000,000	0.90%
$100,000,001 – $500,000,000	0.95%
$500,000,001 +	1.00%

Accuvest Global Advisors LLC serves as investment sub-advisor to Accuvest Global Opportunities ETF. They receive a sub-advisory fee at an annual fee of 0.50% based on the average daily net assets.

Cambria Investment Management, Inc. serves as investment sub-advisor to Cambria Global Tactical ETF. They receive a sub-advisory fee at an annual fee equal to the average daily net assets of the Fund as follows:

AUM Schedule	Rate
$0 – $250,000,000	0.45%
$250,000,001 – $1,000,000,000	0.40%
$100,000,001 – $5,000,000,000	0.35%
$5,000,000,001 +	0.30%

Your Source Financial, PLC serves as investment sub-advisor to Global Alpha & Beta ETF. They receive a sub-advisory fee at an annual fee equal to the average daily net assets of the Fund as follows:

AUM Schedule	Rate
$0 – $100,000,000	0.35%
$100,000,001 – $250,000,000	0.315%
$250,000,001 – $1,000,000,000	0.28%
$1,000,000,001 +	0.245%

Baldwin Brothers, Inc., Community Capital Management, Inc., First Affirmative Financial Network, LLC and Reynders, McVeigh Capital Management, LLC serve as investment sub-advisors to Global Echo ETF. They receive a sub-advisory fee at an annual fee of 0.25% based on the average daily net assets.

Madrona Funds LLC serves as investment sub-advisor to Madrona Domestic ETF, Madrona International ETF, and Madrona Global Bond ETF. They receive a sub-advisor fee at an annual rate based on the average daily net assets.

Rate
Madrona Domestic ETF	0.40%
Madrona Global Bond ETF	0.25%
Madrona International ETF	0.40%

American Wealth Management serves as investment sub-advisor to Meidell Tactical Advantage ETF. They receive a sub-advisory fee at an annual fee of 0.70% based on the average daily net assets.

Newfleet Asset Management, LLC serves as the investment sub-advisor to Newfleet Multi-Sector Income ETF. They receive a sub-advisory fee at an annual fee of 0.25% based on the average daily net assets.

Peritus I Asset Management, LLC serves as the investment sub-advisor to Peritus High Yield ETF. They receive a sub-advisory fee at an annual fee of 0.75% based on the average daily net assets.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

3. Investment Advisory Agreement and Other Agreements – (continued)

Pring Turner Capital Group serves as the investment sub-advisor to Pring Turner Business Cycle ETF. They receive a sub-advisory fee at an annual fee of 0.55% based on the average daily net assets.

Commerce Asset Management, LLC serves as investment sub-advisor to QAM Equity Hedge ETF. They receive a sub-advisory fee at an annual fee equal to the average daily net assets of the Fund as follows:

AUM Schedule	Rate
$0 – $250,000,000	0.55%
$250,000,001 +	0.60%

Ranger Alternative Management LP, serves as investment sub-advisor to Ranger Equity Bear ETF. They receive a sub-advisory fee at an annual fee of 1.00% based on the average daily net assets.

Partnervest Advisory Services, LLC serves as investment sub-advisor to STAR Global Buy-Write ETF. They receive a sub-advisory fee at an annual fee of 0.85% based on the average daily net assets.

TrimTabs Asset Management, LLC serves as investment sub-advisor to TrimTabs Float Shrink ETF. They receive a sub-advisory fee at an annual fee of 0.64% based on the average daily net assets. From time to time, each sub-adviser may waive all or a portion of its fee.

WCM Investment Management serves as the investment sub-advisor to WCM/BNY Mellon Focused Growth ADR ETF. They receive a sub-advisory fee at an annual fee of 0.25% based on the average daily net assets.

Expense Limitation Agreement

The Advisor has contractually agreed to reduce their fees and reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding a specified for each Fund’s average daily net assets. The expense limitation agreement will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund. The investment advisory agreement may only be terminated with the approval of the Fund’s Board. The expense caps in effect for each Fund during the year ended June 30, 2013 were as follows:

Fund:	Rate:
Accuvest Global Long Short ETF	1.50%
Accuvest Global Opportunities ETF	1.25%
Cambria Global Tactical ETF	1.25%*
Global Alpha & Beta ETF	1.25%
Global Echo ETF	—
Madrona Domestic ETF	1.25%
Madrona Global Bond ETF	0.95%
Madrona International ETF	1.25%
Meidell Tactical Advantage ETF	1.35%
Newfleet Multi-Sector Income ETF	0.75%
Peritus High Yield ETF	1.35%
Pring Turner Business Cycle ETF	1.49%
QAM Equity Hedge ETF	1.50%
Ranger Equity Bear ETF	1.85%
STAR Global Buy-Write ETF	1.85%
TrimTabs Float Shrink ETF	0.99%
WCM/BNY Mellon Focused Growth ADR ETF	1.25%

*	Prior to October 29, 2012 the rate was 0.99%.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

3. Investment Advisory Agreement and Other Agreements – (continued)

For the year ended June 30, 2013, the Advisor waived fees and reimbursed expenses for each Fund as follows. Each Fund may recoup such waivers until the date indicated.

Fund:	Expenses Reimbursed:	Recoupment Amount:	Recoupment Expiration:
Accuvest Global Long Short ETF	$66,702	$64,292	06/30/2014
	204,653	204,653	06/30/2015
	83,973	83,973	06/30/2016
Total Accuvest Global Long Short ETF	355,328	352,918
Accuvest Global Opportunities ETF	45,384	45,384	06/30/2015
	49,308	49,308	06/30/2016
Total Accuvest Global Opportunities ETF	94,692	94,692
Cambria Global Tactical ETF	129,383	120,880	06/30/2015
	15,571	15,571	06/30/2016
Total Cambria Global Tactical ETF	144,954	136,451
Global Alpha & Beta ETF	83,603	83,603	06/30/2016
Total Global Alpha & Beta ETF	83,603	83,603
Madrona Domestic ETF	6,733	6,534	06/30/2014
	30,175	30,175	06/30/2015
	59,617	59,617	06/30/2016
Total Madrona Domestic ETF	96,525	96,326
Madrona Global Bond ETF	5,992	1,257	06/30/2015
	28,515	28,515	06/30/2016
Total Madrona Global Bond ETF	34,507	29,772
Madrona International ETF	6,735	6,735	06/30/2014
	36,187	36,187	06/30/2015
	60,597	60,597	06/30/2016
Total Madrona International ETF	103,519	103,519
Meidell Tactical Advantage ETF	6,772	4,507	06/30/2014
	79,573	79,573	06/30/2015
	119,857	119,857	06/30/2016
Total Meidell Tactical Advantage ETF	206,202	203,937
Newfleet Multi-Sector Income ETF	76,615	76,615	06/30/2016
Total Newfleet Multi-Sector Income ETF	76,615	76,615
Pring Turner Business Cycle ETF	68,085	68,085	06/30/2016
Total Pring Turner Business Cycle ETF	68,085	68,085
Qam Equity Hedge ETF	98,205	98,205	06/30/2016
Total QAM Equity Hedge ETF	98,205	98,205
STAR Global Buy-Write ETF	58,584	58,584	06/30/2016
Total STAR Global Buy-Write ETF	58,584	58,584
Trimtabs Float Shrink ETF	66,768	66,768	06/30/2015
	113,494	113,494	06/30/2016
Total Trimtabs Float Shrink ETF	180,262	180,262
WCM/BNY Mellon Focused Growth ADR ETF	118,635	114,564	06/30/2014
	214,032	214,032	06/30/2015
	93,893	93,893	06/30/2016
Total WCM/BNY Mellon Focused Growth ADR ETF	426,560	422,489

As part of its agreement with the Trust, the Advisor has contractually agreed to pay all operating expenses of the Global Echo Fund. There are no expenses reimbursed or recouped for that Fund.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

3. Investment Advisory Agreement and Other Agreements – (continued)

Administrator, Custodian, Fund Accountant and Transfer Agent

The Bank of New York Mellon (“BNYM”) (in each capacity, the “Administrator”, “Custodian”, “Fund Accountant” or “Transfer Agent”), serves as the Fund’s Administrator, Custodian, Fund Accountant and Transfer Agent pursuant to a certain Fund Administration and Accounting Agreement, a Custody Agreement or a Transfer Agency and Service Agreement, as the case may be.

Distribution and Service (12b-1) Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s distributor of Creation Units for the Fund pursuant to the distribution agreement. The Distributor does not maintain any secondary market shares. The Funds have adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. No fees are currently paid by each Fund under a Plan, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in each Fund.

4. Creation and Redemption Transactions

The Funds issue and redeem shares on a continuous basis at NAV in groups of 25,000 shares, at minimum, called “Creation Units.” Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Only “Authorized Participants” may purchase or redeem shares directly from each Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5. Summary of Fair Value Disclosure

The Financial Accounting Standard Board’s (“FASB”) Accounting Standards Codification (“ASC”) 820-10, Fair Value Measurements and Disclosures, defines fair value, establishes an authoritative framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.
Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 —	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

5. Summary of Fair Value Disclosure – (continued)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Funds’ assets carried at fair value:

Assets	Accuvest Global Long Short ETF	Accuvest Global Opportunities ETF	Cambria Global Tactical ETF	Global Alpha & Beta ETF	Global Echo ETF	Madrona Domestic ETF
Level 1
Exchange Traded Funds	$42,004,388	$17,519,824	$38,926,340	$480,968	$1,309,919	$—
Common Stocks	—	—	—	705,151	2,690,004	18,334,605
Money Market Fund	—	155,889	9,835,512	156,561	446,629	295,849
Level 2
Common Stocks	—	—	—	—	61,704	—
Municipal Bonds	—	—	—	—	400,000	—
Asset Backed Securities	—	—	—	—	244,184	—
Commerical Mortgage Backed Securities	—	—	—	—	261,813	—
Swaps Contracts†	825,282	—	—	—	—	—
Investment of Cash Collateral for Securities Loaned	—	5,442,725	8,252,482	87,278	149,904	159,052
Liabilities
Level 1
Exchange Traded Funds	(9,197,147)	—	—	—	—	—
Level 2
Swaps Contracts†	(81,867)	—	—	—	—	—
Total	$33,550,656	$23,118,438	$57,014,334	$1,429,958	$5,564,157	$18,789,506

†	Derivative instruments, including swap contracts, are valued at the net unrealized gain(loss) on the instrument.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

5. Summary of Fair Value Disclosure – (continued)

Assets	Madrona Global Bond ETF	Madrona International ETF	Meidell Tactical ETF	Newfleet Multi Sector ETF	Peritus High Yield ETF	Pring Turner Business Cycle ETF
Level 1
Exchange Traded Funds	$22,358,499	$—	$6,209,856	$—	$—	$1,643,766
Common Stocks	—	14,682,823	—	—	—	2,377,618
Money Market Fund	226,433	259,136	1,179,280	3,835,905	2,320,848	1,703,387
Level 2
Corporate Bonds	—	—	—	18,825,418	224,383,224	—
Foreign Bonds	—	—	—	4,434,919	28,951,332	—
US Treasury Notes	—	—	—	7,191,025	—	—
US Government Agency Securities	—	—	—	2,411,257	—	—
Asset Backed Securities	—	—	—	5,611,315	—	—
Mortgage Backed Securities	—	—	—	38,081,318	—	—
Term Loans	—	—	—	5,583,756	—	—
Investment of Cash Collateral for Securities Loaned	8,679,025	1,332,744	675,368	1,628,015	46,056,940	632,149
Total	$31,263,957	$16,274,703	$8,064,504	$87,602,928	$301,712,344	$6,356,920

Assets	QAM Equity Hedge ETF	Ranger Equity Bear ETF	STAR Global Buy-Write ETF	TrimTabs Float Shrink ETF	WCM/BNY Mellon Focused Growth ADR ETF
Level 1
Exchange Traded Funds	$3,212,374	$—	$14,589,276	$—	$—
Common Stocks	—	—	—	25,641,591	7,095,329
Money Market Fund	736,137	92,389,265	4,719,548	—	274,864
Level 2
U.S Treasury Notes	—	—	1,919,594	—	—
Purchased Put Options	—	—	84,316	—	—
Swaps Contracts†	5,537	—	—	—	—
Investment of Cash Collateral for Securities Loaned	—	—	—	243,415	518,737
Liabilities
Level 1
Exchange Traded Funds	(228,707)	—	—	—	—
Common Stocks	—	(214,083,194)	—	—	—
Written Call Options	—	—	(315,990)	—	—
Level 2
Swaps Contracts†	(10,638)	—	—	—	—
Total	$3,714,703	$(121,693,929)	$20,996,744	$25,885,006	$7,888,930

†	Derivative instruments, including swap contracts, are valued at the net unrealized gain(loss) on the instrument.

The following is a summary of transfers between Level 1 and Level 2 fair value measurements that occurred during the year ended June 30, 2013. All transfers between Level 1 and Level 2 fair value measurement are done using the beginning of period method.

Fund	Transfers from Level 1 to 2(1)	Transfers from Level 2 to 1
Global Echo ETF	$61,704	$—

(1)	Transfers from Level 1 to Level 2 are as a result of the unavailability of a quoted price in an active market.

The funds did not hold any level 3 securities as of June 30, 2013.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

6. Valuation of Derivative Instruments

The Funds have adopted authoritative standards of accounting for derivative instruments which establish disclosure requirement for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations. The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective.

At June 30, 2013, the fair values of derivative instruments were as follows:

Statement of Assets and Liabilities:

Fund:	Asset Derivatives:	Equity Risk
Accuvest Global Long Short ETF	Unrealized Appreciation on Swaps Contracts	$825,282
QAM Equity Hedge ETF	Unrealized Appreciation on Swaps Contracts	5,537
STAR Global Buy-Write ETF	Investments – Options Purchased	84,316
		$915,135

Fund:	Liability Derivatives:	Equity Risk
Accuvest Global Long Short ETF	Unrealized Depreciation on Swaps Contracts	$(81,867)
QAM Equity Hedge ETF	Unrealized Depreciation on Swaps Contracts	(10,638)
STAR Global Buy-Write ETF	Investments – Options Purchased	(315,990)
		$(408,495)

Transactions in derivative instruments during the year ended June 30, 2013, were as follows:

Statement of Operations:

Fund:	Realized Gain (Loss):	Equity Risk
Accuvest Global Long Short ETF	Swaps	$(779,425)
QAM Equity Hedge ETF	Swaps	24,371
STAR Global Buy-Write ETF	Investments – Options Purchased	(27,580)
STAR Global Buy-Write ETF	Options Written	5,093
		$(777,541)

Fund:	Change in Unrealized Gain (Loss):	Equity Risk
Accuvest Global Long Short ETF	Swaps	$743,415
QAM Equity Hedge ETF	Swaps	(5,101)
STAR Global Buy-Write ETF	Investments – Options Purchased	(175,578)
STAR Global Buy-Write ETF	Options Written	(74,476)
		$488,260

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

6. Valuation of Derivative Instruments – (continued)

For the year ended June 30, 2013, the volume of the derivatives held by the Funds was as follows:

	Accuvest Global Long Short ETF	QAM Equity Hedge ETF	STAR Global Buy-Write ETF
Long Equity Swaps Contracts	1,187,960	39,242	—
Short Equity Swaps Contracts	872,407	34,145	—
Purchased Equity Options Contracts	—	—	10,635
Written Equity Options Contracts	—	—	12,349

7. Federal Income Tax

The Funds intend to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to Federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2011 – 2013), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

7. Federal Income Tax – (continued)

At June 30, 2013, the cost of investments, including short positions, and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Other Derivatives Net Unrealized Appreciation/(Depreciation)
Accuvest Global Long Short ETF	$33,606,652	$1,323,099	$(2,122,510)	$(799,411)	$743,415
Accuvest Global Opportunities ETF	23,350,722	615,303	(847,587)	(232,284)	—
Cambria Global Tactical ETF	55,874,087	1,666,226	(525,979)	1,140,247	—
Global Alpha & Beta ETF	1,324,110	123,522	(17,674)	105,848	—
Global Echo ETF	5,396,478	256,661	(88,982)	167,679	—
Madrona Domestic ETF	15,938,234	3,177,608	(326,336)	2,851,272	—
Madrona Global Bond ETF	31,727,636	250,748	(714,427)	(463,679)	—
Madrona International ETF	16,490,729	1,084,723	(1,300,749)	(216,026)	—
Meidell Tactical Advantage ETF	8,072,169	1,857	(9,522)	(7,665)	—
Newfleet Multi-Sector Income ETF	89,260,021	34,076	(1,691,169)	(1,657,093)	—
Peritus High Yield ETF	302,338,942	6,658,974	(7,285,572)	(626,598)	—
Pring Turner Business Cycle ETF	6,385,158	165,507	(193,745)	(28,238)	—
QAM Equity Hedge ETF	3,546,874	216,317	(43,387)	172,930	(5,101)
Ranger Equity Bear ETF	(105,468,841)	1,382,869	(17,607,957)	(16,225,088)	—
STAR Global Buy-Write ETF	21,655,602	616,146	(1,275,004)	(658,858)	—
TrimTabs Float Shrink ETF	25,480,997	871,498	(467,489)	404,009	—
WCM/BNY Mellon Focused Growth ADR ETF	7,180,128	1,120,756	(411,954)	708,802	—

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

7. Federal Income Tax – (continued)

At June 30, 2013, the components of distributable earnings/loss on a tax-basis were as follows:

Fund	Undistributed Income	Accumulated Capital Gains/(Losses)	Timing Difference	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
Accuvest Global Long Short ETF	$—	$(6,438,066)	$(98,523)	$(55,996)	$(6,592,585)
Accuvest Global Opportunities ETF	23,165	(1,858,559)	—	(232,284)	(2,067,678)
Cambria Global Tactical ETF	—	(20,190,690)	(142,589)	1,140,247	(19,193,032)
Global Alpha & Beta ETF	5,352	(4,605)	—	105,848	106,595
Global Echo ETF	2,380	(68,260)	—	167,679	101,799
Madrona Domestic ETF	28,705	(1,294,859)	—	2,851,272	1,585,118
MadronaGlobal Bond ETF	12,454	(49,279)	—	(463,680)	(500,505)
Madrona International ETF	236,316	(2,591,648)	—	(216,026)	(2,571,358)
Meidell Tactical Advantage ETF	—	(484,575)	(437)	(7,665)	(492,677)
Newfleet Multi-Sector Income ETF	42	(24,578)	—	(1,657,093)	(1,681,629)
Peritus High Yield ETF	1,177,457	(689,090)	—	(626,598)	(138,231)
Pring Turner Business Cycle ETF	28,724	(20,200)	—	(28,238)	(19,714)
QAM Equity Hedge ETF	—	(1,204)	(1,317)	167,829	165,308
Ranger Equity Bear ETF	—	(91,801,355)	(3,078,610)	(16,225,087)	(111,105,052)
STAR Global Buy-Write ETF	—	(267,931)	(109,831)	(658,858)	(1,036,620)
TrimTabs Float Shrink ETF	20,680	(44,651)	—	404,009	380,038
WCM/BNY Mellon Focused Growth ADR ETF	2,589	(167,157)	—	708,802	544,234

The differences between book and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences.

At June 30, 2013, the effect of permanent book/tax reclassifications resulted in increases/(decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)	Paid-In Capital
Accuvest Global Long Short ETF	$535,665	$(2,758,732)	$2,223,067
Accuvest Global Opportunities ETF	5,048	(2,259,232)	2,254,184
Cambria Global Tactical ETF	(55,669)	(1,927,247)	1,982,916
Global Alpha & Beta ETF	(853)	(46,638)	47,491
Global Echo ETF	8,434	(244,374)	235,940
Madrona Domestic ETF	1,804	(1,380,049)	1,378,245
Madrona Global Bond ETF	1,838	(240,631)	238,793
Madrona International ETF	6,351	(1,360,758)	1,354,407
Meidell Tactical Advantage ETF	27,009	(1,062,228)	1,035,219
Peritus High Yield ETF	—	(391,887)	391,887
Pring Turner Business Cycle ETF	150	—	(150)
QAM Equity Hedge ETF	10,038	(9,781)	(257)
Ranger Equity Bear ETF	8,183,715	—	(8,183,715)
STAR Global Buy-Write ETF	(1,359)	1,359	—
TrimTabs Float Shrink ETF	321	(2,468,990)	2,468,669
WCM/BNY Mellon Focused Growth ADR ETF	2,774	(2,643)	(131)

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

7. Federal Income Tax – (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of net operating losses and distribution reclassifications.

The tax character of distributions paid during the years ended June 30, 2013 and 2012 were:

Fund	2013 Ordinary Income	2013 Long Term Capital Gain	2012 Ordinary Income
Accuvest Global Long Short ETF	$—	$—	$46,188
Accuvest Global Opportunities ETF	185,454	—	—
Cambria Global Tactical ETF	1,451,034	—	1,214,084
Global Alpha & Beta ETF	7,701	—	—
Global Echo ETF	23,426	—	—
Madrona Domestic ETF	73,945	—	39,582
Madrona Global Bond ETF	624,852	3,109	441,742
Madrona International ETF	185,288	—	57,112
Meidell Tactical Advantage ETF	64,270	—	1,366
Newfleet Multi-Sector Income ETF	400,645	—	—
Peritus High Yield ETF	14,688,975	—	6,319,917
QAM Equity Hedge ETF	26,646	—	—
STAR Global Buy-Write ETF	109,016	—	—
TrimTabs Float Shrink ETF	109,337	—	2,501
WCM/BNY Mellon Focused Growth ADR ETF	37,975	—	52,639

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

7. Federal Income Tax – (continued)

Under current tax regulations, capital losses on securities transactions realized after October 31 (“Post-October Losses”) may be deferred and treated as occurring on the first business day of the following fiscal Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first business day of the following fiscal year. Post-October losses and ordinary income losses deferred to July 1, 2013 are as follows:

Fund	Late-Year Ordinary Deferral	Short-Term Post-October Loss	Long-Term Post-October Loss
Accuvest Global Long Short ETF	$98,523	$1,329,087	$—
Accuvest Global Opportunities ETF	—	893,601	—
Cambria Global Tactical ETF	142,589	685,699	25,236
Global Alpha & Beta ETF	—	6,154	—
Global Echo ETF	—	13,444	—
Madrona Domestic ETF	—	—	55,559
Madrona Global Bond ETF	—	31,193	—
Madrona International ETF	—	134,152	6,095
Meidell Tactical Advantage ETF	437	177,161	4,123
Newfleet Multi-Sector Income ETF	—	24,578	—
Peritus High Yield ETF	—	—	689,090
Pring Turner Business Cycle ETF	—	21,222	—
QAM Equity Hedge ETF	17,470	—	1,204
Ranger Equity Bear ETF	3,078,609	55,907,531	—
STAR Global Buy-Write ETF	109,831	117,720	367,877

The following Funds have capital loss carryforwards available to offset future realized gains of:

Fund	Short-Term Post-Effective No Expiration	Long-Term Post-Effective No Expiration	Total
Accuvest Global Long Short ETF	$4,677,321	$431,658	$5,108,979
Accuvest Global Opportunities ETF	964,958	—	964,958
Cambria Global Tactical ETF	19,479,755	—	19,479,755
Global Echo ETF	54,816	—	54,816
Madrona Domestic ETF	1,058,754	180,546	1,239,300
Madrona Global Bond ETF	—	18,086	18,086
Madrona International ETF	2,103,717	347,684	2,451,401
Meidell Tactical Advantage ETF	303,291	—	303,291
Ranger Equity Bear ETF	35,893,824	—	35,893,824
TrimTabs Float Shrink ETF	44,651	—	44,651
WCM/BNY Mellon Focused Growth ADR ETF	—	167,157	167,157

The Funds did not have any capital loss carryforwards to offset taxable capital gains realized during the year ended June 30, 2013.

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”), The Act permits to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

7. Federal Income Tax – (continued)

result of this ordering rule, pre-enactment capital loss carry forwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The carry forward capital losses noted above are all post-enactment capital loss carry forwards.

8. Other Affiliated Parties and Transactions

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2013 are as follows:

Affiliated Fund Name	Value at 06/30/2012	Purchases/ Additions	Sales/ Reductions	Value at 06/30/2013	Dividend Income	Realized Gain (Loss)
Global Echo ETF
Ranger Equity Bear ETF	$43,049	$204,049	$(210,740)	$25,840	$—	$(11,885)
Madrona Global Bond ETF
Peritus High Yield ETF	—	2,093,924	(53,160)	2,049,143	147,509	1,073
Pring Turner Business Cycle ETF
Peritus High Yield ETF	—	288,187	—	282,085	9,238	—

9. Investment Transactions

Purchases and sales of investments for the year ended June 30, 2013 are as follows:

	Purchases			Sales
Fund	Long Term	U.S. Government	In-Kind	Long Term	U.S. Government	In-Kind
Accuvest Global Long Short ETF	$111,549,071	$—	$75,748,318	$109,555,327	$—	$52,726,779
Accuvest Global Opportunities ETF	16,596,968	—	53,636,859	16,597,984	—	50,469,898
Cambria Global Tactical ETF	147,089,410	—	—	152,046,052	—	27,607,219
Global Alpha & Beta ETF	582,147	—	2,142,836	551,096	—	1,133,615
Global Echo ETF	7,898,015	—	3,629,247	7,092,978	—	3,635,039
Madrona Domestic ETF	5,442,741	—	5,900,136	5,613,553	—	6,443,224
Madrona Global Bond ETF	6,597,323	—	6,321,934	6,371,774	—	4,509,999
Madrona International ETF	13,882,544	—	8,683,628	13,735,927	—	9,749,189
Meidell Tactical Advantage ETF	39,105,671	—	22,172,524	38,765,485	—	20,005,737
Newfleet Multi-Sector Income ETF	85,113,129	73,202,366	—	8,340,466	65,981,328	—
Peritus High Yield ETF	230,892,494	—	—	63,323,128	—	7,272,406
Pring Turner Business Cycle ETF	842,065	—	4,799,694	1,564,625	—	—
QAM Equity Hedge ETF	3,352,000	—	3,233,022	3,790,027	—	—
Ranger Equity Bear ETF	1,995,906,205	—	—	1,806,152,592	—	—
STAR Global Buy-Write ETF	4,812,112	—	14,330,909	3,914,997	—	—
TrimTabs Float Shrink ETF	7,315,692	—	54,358,971	12,129,749	—	34,725,822
WCM/BNY Mellon Focused Growth ADR ETF	2,860,541	—	—	2,573,456	—	—

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

9. Investment Transactions – (continued)

Options written transactions, during the year ended June 30, 2013, were as follows:

STAR Global Buy-Write ETF	Contracts	Premiums Paid/ Received
Options outstanding at September 17, 2012*	—	$—
Options written	12,349	961,147
Options terminated in closing purchase transactions	(7,238)	(546,880)
Options expired	(2,519)	(172,753)
Options outstanding at June 30, 2013	2,592	$241,514

*	Commencement of operations.

10. Risks Involved with Investing in the Funds

The Funds are subject to the principal risks described below, some or all of these risks may adversely affect the Funds’ NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in each Fund could result in a loss or the performance of each Fund could be inferior to that of other investments.

Fund of Funds Risk

Some of the Funds’ investment performance, because they are fund of funds, depends on the investment performance of the Underlying ETFs in which they invest. An investment in these Funds are subject to the risk associated with the Underlying ETFs that comprise their Underlying Index. The Funds will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which they invest.

Liquidity Risk

In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.

Market Risk

Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security held in a short position may increase due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived positive economic conditions or changes in interest or currency rates. Because the market value of ETF shares may differ from their net asset value, the shares may trade at a premium or discount. An investment in the Fund may lose money.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

10. Risks Involved with Investing in the Funds – (continued)

New Fund Risk

Some of the Funds are new funds. As new funds, there can be no assurance that the Funds will grow to or maintain an economically viable size, in which case the Funds may experience greater tracking error to their Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

11. New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

On January 31, 2013, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”). ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions. The disclosures are required irrespective of whether the transactions are offset in the statement of assets and liabilities. The effective date and transition of the disclosure requirements in ASU 2011-11 remain unchanged.

At this time, management is evaluating the implications of ASU 2011-11 and ASU 2013-01 and their impact on the Trust’s financial statements.

12. Subsequent Events

The Funds have adopted authoritative standards of accounting for disclosure of events that occur after the Statements of Asset and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Fund to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of Statement.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2013

13. Unaudited Tax Information

Qualified Dividend Income — Certain dividends paid by the Funds may be subject to a minimum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the period ended June 30, 2013, taxed at a maximum rate of 15% were:

Fund	Percentage
Accuvest Global Opportunities ETF	30.57%
Cambria Global Tactical ETF	37.68%
Global Alpha & Beta ETF	100.00%
Madrona Domestic ETF	100.00%
Madrona Global Bond ETF	13.62%
Madrona International ETF	80.39%
Meidell Tactical Advantage ETF	100.00%
QAM Equity Hedge ETF	52.12%
STAR Global Buy-Write ETF	100.00%
Trim Tabs Float Shrink ETF	81.69%
WCM/BNY Mellon Focused Growth ADR ETF	92.43%

Dividends Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the period ended June 30, 2013 that qualifies for the dividends received deduction were:

Percentage
Accuvest Global Opportunities ETF	5.47%
Cambria Global Tactical ETF	21.49%
Global Alpha & Beta ETF	100.00%
Madrona Domestic ETF	100.00%
Madrona Global Bond ETF	7.86%
Madrona International ETF	1.80%
Meidell Tactical Advantage ETF	100.00%
QAM Equity Hedge ETF	49.76%
STAR Global Buy-Write ETF	100.00%
Trim Tabs Float Shrink ETF	86.62%
WCM/BNY Mellon Focused Growth ADR ETF	23.18%

Qualified Interest Income — For NRA shareholders, the percentage of ordinary income distributions for the period ended June 30, 2013 that qualifies as qualified interest income were:

Fund	Percentage
Madrona Global Bond ETF	55.47%
Newfleet Multi-Sector Income ETF	100.00%
Peritus High Yield ETF	91.45%

The following Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Taxes Paid	Foreign Source Income
Accuvest Global Long Short ETF	$14,205	$143,229
Accuvest Global Opportunities ETF	7,011	74,557
Cambria Global Tactical ETF	13,857	183,844
Meidell Tactical Advantage ETF	1,735	26,806
STAR Global Buy-Write ETF	1,905	12,665

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
AdvisorShares Trust

We have audited the accompanying statements of assets and liabilities of Accuvest Global Long Short ETF, Accuvest Global Opportunities ETF, Cambria Global Tactical ETF, Global Alpha & Beta ETF, Global Echo ETF, Madrona Domestic ETF, Madrona Global Bond ETF, Madrona International ETF, Meidell Tactical Advantage ETF, Newfleet Multi-Sector Income ETF, Peritus High Yield ETF, Pring Turner Business Cycle ETF, QAM Equity Hedge ETF, Ranger Equity Bear ETF (formerly known as Active Bear ETF), STAR Global Buy-Write ETF, TrimTabs Float Shrink ETF and WCM/BNY Mellon Focused Growth ADR ETF, each a series of AdvisorShares Trust (the “Trust”), including the schedules of investments as of June 30, 2013, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Accuvest Global Long Short ETF, Accuvest Global Opportunities ETF, Cambria Global Tactical ETF, Global Alpha & Beta ETF, Global Echo ETF, Madrona Domestic ETF, Madrona Global Bond ETF, Madrona International ETF, Meidell Tactical Advantage ETF, Newfleet Multi-Sector Income ETF, Peritus High Yield ETF, Pring Turner Business Cycle ETF, QAM Equity Hedge ETF, Ranger Equity Bear ETF (formerly known as Active Bear ETF), STAR Global Buy-Write ETF, TrimTabs Float Shrink ETF and WCM/BNY Mellon Focused Growth ADR ETF, as of June 30, 2013, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 28, 2013

ADVISORSHARES TRUST
Board of Trustees and Officers (Unaudited)

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The name, age, address, and principal occupations during the past five years for each Trustee and officer of the Trust is set forth below, along with the other public directorships held by the Trustees.

Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee
Interested Trustee
Noah Hamman* 2 Bethesda Metro Center, Suite 1330, Bethesda, MD 20814 (1968)	Trustee, No set term; served since 2009	Chief Executive Officer, Principal Financial Officer and President of AdvisorShares Trust (2006 – present); Chief Executive Officer, President and Founder of AdvisorShares Investments, LLC – Investment Advisory Services (2006 – present); President and CEO of Arrow Investment Advisors, LLC (2006 – 2008); Vice President – Business Development of Rydex Investments (2001 – 2006).	22	None
Independent Trustees
Elizabeth (“Betsy”) Piper/Bach 2 Bethesda Metro Center, Suite 1330, Bethesda, MD 20814 (1952)	Trustee, No set term; served since 2009	Vice President/Chief Operating Officer of NADA Retirement Administrators, Inc. (2009 – present); President of Cardinal Trust and Investments; Chief Investment Officer for Wilson/Bennett Capital Management (2006); Senior Vice President and Chief Trust Officer at FBR National Trust Co., (2001 – 2006).	22	None
William G. McVay 2 Bethesda Metro Center, Suite 1330, Bethesda, MD 20814 (1954)	Trustee, No set term; served since 2011	Founder of RDK Strategies, LLC (2007 – present); Vice President of Zephyr Associates, Inc. (2001 – 2006); Executive Vice President of Financeware, Inc. (2000); First Vice President of Legg Mason Wood Walker, Inc. (1989 – 2000).	22	None
Officers of AdvisorShares Trust
Noah Hamman 2 Bethesda Metro Center, Suite 1330, Bethesda, MD 20814 (1968)	Chief Executive Officer & President, No set term; served since 2009	Chief Executive Officer, Principal Financial Officer and President of AdvisorShares Trust (2006 – present); Chief Executive Officer, President and Founder of AdvisorShares Investments, LLC (2006 – present); President and CEO of Arrow Investment Advisors, LLC (2006 – 2008); Vice President – Business Development of Rydex Investments (2001 – 2006).	22	None
Dan Ahrens 4144 N. Central Expressway, Suite 600, Dallas, TX 75204 (1966)	Chief Compliance Officer, Secretary & Treasurer, No set term; served since 2009	Executive Vice President of AdvisorShares Investments, LLC (2008 – present); President of Ahrens Advisors, LP (2005 – 2008); President of Mutuals Advisors, Inc. & Mutuals.com Funds (2003 – 2005).	22	None

*	Mr. Hamman is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.

Board Review of Investment Advisory and Sub-Advisory Agreements

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL

Renewal of the Advisory Agreement and Peritus High Yield ETF, Meidell Tactical Advantage ETF and TrimTabs Float Shrink ETF Sub-Advisory Agreements

At meetings of the Board of Trustees (the “Board”) of AdvisorShares Trust (the “Trust”) held on February 26, 2013 and May 20, 2013 (together, the “Meetings”), the Board, including those trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), unanimously approved the renewal of (a) separate sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between AdvisorShares Investments, LLC (the “Advisor”) and (1) Peritus I Asset Management, LLC (“Peritus”), a California limited liability company, on behalf of the Peritus High Yield ETF, (2) American Wealth Management (“AWM”), a Nevada corporation, on behalf of the Meidell Tactical Advantage ETF, and (3) TrimTabs Asset Management, LLC (“TrimTabs” and, together with Peritus and AWM, the “Sub-Advisors”), a Delaware corporation, on behalf of the TrimTabs Float Shrink ETF, and (b) the investment advisory agreement (together with the Sub-Advisory Agreements, the “Advisory Agreements”) between the Advisor and the Trust on behalf of following series: WCM/BNY Mellon Focused Growth ADR ETF, Accuvest Global Long Short ETF, Peritus High Yield ETF, Ranger Equity Bear ETF (formerly, Active Bear ETF), Cambria Global Tactical ETF, Madrona Domestic ETF, Madrona International ETF, Madrona Global Bond ETF, Meidell Tactical Advantage ETF, TrimTabs Float Shrink ETF, Accuvest Global Opportunities ETF, Global Echo ETF, Global Alpha & Beta ETF, QAM Equity Hedge ETF, STAR Global Buy-Write ETF, Pring Turner Business Cycle ETF and Newfleet Multi-Sector Income ETF (each, a “Fund” and collectively, the “Funds”).

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and re-approve the existing Advisory Agreements after their initial two-year term: (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreements for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor and Sub-Advisors. The Board uses this information, as well as other information that the Advisor, Sub-Advisors and other service providers may submit to the Board, to help decide whether to renew the Advisory Agreements for an additional year.

Prior to this year’s Meetings, the Board, including the Independent Trustees, reviewed written materials from the Advisor and each Sub-Advisor regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Advisor and each Sub-Advisor; (ii) the investment performance of each Fund; (iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Funds; (iv) the costs of the services to be provided and profits and other benefits to be realized by the Sub-Advisor and its affiliates from the relationship with each Fund; (v) the respective personnel and operations of the Sub-Advisor; (vi) the extent to which economies of scale would be realized as each Fund grows; and (vii) whether fee levels reflect the sharing of these economies of scale for the benefit of each Fund’s shareholders, as discussed in further detail below.

At the Meetings, representatives of the Advisor and each Sub-Advisor, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Advisor’s and each Sub-Advisor’s advisory fees and other aspects of the Advisory Agreements. The Advisor provided an overview of the Advisor’s operations and management of the Funds, including comparative fee data and profitability analysis for each Fund, and also discussed compliance oversight. The representatives from each Sub-Advisor then discussed their management of each Fund in more detail, including the Fund’s strategy, the focus in the markets, the Fund’s positioning in the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL – (continued)

market, and its attractive and unique offering. The representatives also discussed the company’s overall business generally, including any noteworthy personnel changes. The Board discussed the written materials that the Board received before the Meetings, the Advisor’s and Sub-Advisors’ oral presentations, and any other information that the Board received at the Meetings, as well as information they had received during the year at prior board meetings, and then deliberated on the renewal of the Advisory Agreements in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and Sub-Advisors and the renewal of the Advisory Agreements. The Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services Provided by the Advisor and Sub-Advisors

In considering the nature, extent and quality of the services provided by the Advisor and each Sub-Advisor, the Board reviewed the portfolio management services provided to the Funds. The Board also noted the extensive responsibilities that the Advisor has as investment adviser to the Funds, including the selection of the Funds’ sub-advisers and oversight of the sub-advisers’ compliance with Fund policies and objectives, oversight of general Fund compliance with federal laws, and the implementation of Board directives as they relate to the Funds. The most recent investment adviser registration forms (“Forms ADV”) for the Advisor and each Sub-Advisor were also provided to the Board, as were the responses of the Advisor and each Sub-Advisor to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Board also considered the Advisor’s overall high quality of personnel, operations, financial condition, and investment advisory capabilities and information concerning each Sub-Advisor’s compliance function, operational capabilities and portfolio management team. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Advisor and each Sub-Advisor.

Investment Performance of the Funds

The Board was provided with information regarding each Fund’s performance since the Advisory Agreements were last approved, as well as information regarding each Fund’s performance since its inception. At the Meetings, representatives of the Advisor and each Sub-Advisor provided information regarding, and led a discussion of, factors impacting the performance of the Funds, outlining current market conditions and explaining the Advisor’s and each Sub-Advisor’s expectations and strategies for the future. Based on this information, the Board concluded that it was satisfied with the investment results that the Advisor and each Sub-Advisor had been able to achieve for the Funds.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory and sub-advisory fees payable with respect to each Fund were reasonable, the Board reviewed a report of the advisory fees paid by each Fund to the Advisor, the sub-advisory fees paid by the Advisor to each Sub-Advisor, and the fees and expenses waived and/or reimbursed by the Advisor and each Sub-Advisor over the period, as well as the costs and other expenses incurred by the Advisor and each Sub-Advisor in providing advisory services. The Board also reviewed reports comparing the advisory fees paid by each Fund to those paid by other comparable funds and noted each Fund’s advisory fees were consistent with the range of advisory fees paid by other peer funds. The Board concluded for each Fund that the advisory fees appeared reasonable in light of the services rendered. In addition, the Board considered for each Fund whether economies of scale were realized during the current contract period, but concluded that no significant economies of scale had yet been achieved.

Based on its deliberations and evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (i) concluded that the terms of the Advisory Agreements

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL – (continued)

are fair and reasonable; (ii) concluded that the Advisor’s fees are reasonable in light of the services that it provides to the Funds; (iii) concluded that each Sub-Advisor’s fees are reasonable in light of the services that it provides to its respective Fund; and (iv) agreed to renew the Advisory Agreements for another year.

Initial Approval of the Advisory and Sub-Advisory Agreements for International Gold ETF, Gartman Gold/British Pound ETF, Gartman Gold/Euro ETF, Gartman Gold/Yen ETF and Newfleet Multi-Sector Income ETF

At meetings of the Board held on May 21, 2012 and August 14, 2012 (together, the “Initial Approval Meetings”), the Board considered the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust and AdvisorShares Investments, LLC (the “Advisor”), for an initial term of two years, on behalf of the International Gold ETF, Gartman Gold/British Pound ETF, Gartman Gold/Euro ETF, Gartman Gold/Yen ETF and Newfleet Multi-Sector Income ETF (each, a “Fund,” and collectively, the “Funds”). The Board also considered the approval of separate sub-advisory agreements (collectively, the “Sub-Advisory Agreements,” and together with the Advisory Agreement, the “New Agreements”) between the Advisor and (1) Newfleet Asset Management, LLC (“Newfleet”), a Delaware corporation, on behalf of the Newfleet Multi-Sector Income ETF and (2) Treesdale Partners, LLC, (together with Newfleet, the “Sub-Advisors,” and, collectively with Newfleet and the Advisor, the “Advisors”) a Delaware corporation, on behalf of the International Gold ETF, Gartman Gold/British Pound ETF, Gartman Gold/Euro ETF, and Gartman Gold/Yen ETF pursuant to which the Sub-Advisors perform portfolio management and related services for the Funds.

Pursuant to Section 15(c) of the 1940 Act, the Board considered the approval of the New Agreements for initial two-year terms. Each New Agreement, after the initial two-year term, must be approved annually: (i) by the vote of the Board or by a vote of the shareholders of each Fund and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. After the initial two-year term, the Board will call and hold a meeting each year to decide whether to renew each New Agreement for an additional one-year term.

In connection with its consideration of the New Agreements, the Board, including the Independent Trustees, was presented with, and requested, received and evaluated, materials about the New Agreements and the services proposed to be provided thereunder, including information about the investment advisory fee rates and related matters from the Advisors. In that regard, the Board reviewed presentations it received from each Sub-Advisor, which included information with respect to staffing, management, organizational structure and investment philosophy and processes at each firm. The Board also reviewed information comparing the proposed investment advisory fee rates with a group of comparable funds. The Board also received various other materials which it considered relevant to its consideration and approval of the proposed New Agreements.

At the conclusion of its review of the materials discussed above and the discussions among the Trustees leading up to and during the Initial Approval Meetings, the Board, on behalf of the Trust and the Funds, agreed that it had been furnished with sufficient information to make an informed business decision with respect to approval of each of the proposed New Agreements.

In considering each of the proposed New Agreements, the Board considered factors bearing on the nature, extent and quality of the services proposed to be provided to the Funds, and the costs of those services, with a view toward making a business judgment as to whether each of the proposed New Agreements is, under the circumstances, in the best interests of the Funds. Among the factors that the Board considered and conclusions that the Trustees, in their business judgment reached, included principally the following: (i) their favorable evaluation of the investment performance of each Advisor; (ii) their favorable evaluation of the nature, extent and quality of the investment management services proposed to be provided by the Advisors to the Funds; (iii) their satisfaction that the investment advisory fee rates proposed for the Funds are consistent with applicable standards and are reasonable

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL – (continued)

and fair; and (iv) their assessment that the Advisors’ projected profitability in connection with providing investment management services to the Funds would not be excessive.

In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual trustees may have attributed different weights to various factors. Certain factors considered by the Board at the Initial Approval Meetings are addressed in more detail below.

Nature, Quality, and Extent of Services to be Provided by the Advisor and Sub-Advisors

In considering the nature, extent and quality of the services proposed to be provided by the Advisors, the Board reviewed the services to be provided by each firm and the qualifications and backgrounds of the portfolio managers responsible for managing the Funds. The Board also discussed information set forth in each firm’s Form ADV (Parts 1A and 2A), which provides information about each firm, its management, and its business activities and affiliations. In addition, the Board observed that the Chief Compliance Officer of the Trust reviewed each firm’s compliance program and determined that they were reasonably designed to prevent violation of the federal securities laws as applicable to the Funds. The Board considered the professional experience and qualifications of each Sub-Advisor’s senior management and key professional personnel, including those individuals responsible for portfolio management. The Board also considered each Sub-Advisor’s operational capabilities and resources, and its depth and breadth of experience in managing investment portfolios. Based on its review, the Board determined that the Advisor, the Sub-Advisors and their respective personnel were well-qualified to provide all required services to the Funds and to provide services that are of high quality, and that each firm has appropriate resources to provide such services.

Performance of the Funds

In connection with the assessment of the ability of each Sub-Advisor to perform its duties under its Sub-Advisory Agreement, the Board considered the sufficiency of each Sub-Advisor’s resources. The Board concluded that each Sub-Advisor had the financial resources necessary to perform its obligations under its Sub-Advisory Agreement. The Board heard an overview of each Sub-Advisor’s investment philosophy, the proposed portfolio construction of each Fund, and the specific investment techniques to be employed. The Board also reviewed the overall investment performance of each Sub-Advisor.

Cost of Services to be Provided and Profits to be Realized by the Advisor, Sub-Advisors and their Affiliates under the New Agreements, and Comparative Fees

The Board considered the cost of the services to be provided by the Advisors and reviewed the investment advisory fees to be paid pursuant to the New Agreements. In addition, the Board discussed the fee arrangements between the Advisor and each Sub-Advisor. The Board also reviewed information provided by the Advisor regarding advisory fees of comparable funds in peer groups, and evaluated the proposed advisory fee arrangements in light of this information and the factors that judicial decisions have specified as pertinent generally. The Board also considered the Advisor’s contractual arrangements to waive a portion of its advisory fee in an effort to control the expense ratios of the Funds. Based on the foregoing considerations, the Board determined that it was satisfied that the investment advisory fee rate proposed for each of the Funds was consistent with applicable standards and was reasonable and fair.

Economies of Scale

The Board concluded that economies of scale would not likely be realized during the Sub-Advisors’ initial term and determined that it would reconsider this factor at an appropriate time in the future. In the event there were to be significant asset growth in any of the Funds, the Board determined to reassess whether the investment advisory and sub-advisory fees paid to the Advisor and the Sub-Advisors appropriately took into account any economies of scale that had been realized as a result of that growth.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL – (continued)

Conclusion

Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of the New Agreements are fair and reasonable; (ii) concluded that the Advisor’s fee is fair and reasonable in light of the services that it will provide to the Funds; (iii) concluded that the fees for each Sub-Advisor are each fair and reasonable in light of the services that each Sub-Advisor will provide to its respective Fund; and (iv) agreed to approve the New Agreements for initial terms of two years.

SUPPLEMENTAL INFORMATION

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file their complete schedule of portfolio holdings with the SEC for their first and third quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of a Fund and the Fund’s net asset value may be found on the Fund’s website at http://www.advisorshares.com.

ADVISORSHARES TRUST

Investment Advisor
AdvisorShares Investments, LLC
2 Bethesda Metro Center, Suite 1330
Bethesda, Maryland 20814

Sub-Advisor
WCM Investment Management
281 Brooks Street
Laguna Beach, California 92651

Madrona Funds, LLC
2911 Bond Street, Suite 105
Everett, Washington 98201

Accuvest Global Advisors
3100 Oak Road, Suite 380
Walnut Creek, CA 94597

Cambria Investment Management, L.P.
2321 Rosecrans Avenue, Suite 3225
El Segundo, California 90245

Ranger Alternative Management, L.P.
300 Crescent Court, Suite 1100
Dallas, Texas 75201

Peritus I Asset Management, LLC
26 West Anapamu, 3rd Floor
Santa Barbara, California 93103

American Wealth Management
570 Hammill Lane
Reno, Nevada 89511

TrimTabs Asset Management, LLC
2018 Stony Oak Court
Santa Rosa, CA 95403

Community Capital Management, Inc.
2500 Weston Road, Suite 101
Weston, FL 33331

First Affirmative Financial Network, LLC
5475 Mark Dabling Boulevard, Suite 108
Colorado Springs, Colorado 80918

Reynders, McVeigh Capital Management, LLC
121 High Street, 5th Floor
Boston, MA 02110

Baldwin Brothers, Inc.
204 Spring Street
Marion, MA 02738

Newfleet Asset Management, LLC
100 Pearl Street
Hartford, Connecticut 06103

Partnervest Advisory Services, LLC
1216 State Street, 3rd Floor
Santa Barbara, CA 93101

Pring Turner Capital Group
1600 South Main Street, Suite 375
Walnut Creek, CA 94596

Your Source Financial, PLC
707 E. Northern Avenue
Phoenix, AZ 85020

Commerce Asset Management, LLC
6075 Poplar Avenue, Suite 700
Memphis, TN 38119

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Custodian/Fund Administrator/Transfer Agent
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of management and other information.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has one audit committee financial expert serving on its audit committee, an “independent” Trustee, Elizabeth Piper/Bach. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $236,300 for 2013 and $182,200 for 2012.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2012.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $45,900 for 2013 and $36,400 for 2012.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2012.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)	No response required.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2013 and $0 for 2012.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the member of such committee is Elizabeth Piper/Bach and William G. McVay.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AdvisorShares Trust

By (Signature and Title)* /s/ Noah Hamman

Noah Hamman, Chief Executive Officer

(principal executive officer)

Date 8/29/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Noah Hamman

Noah Hamman, Chief Executive Officer

(principal executive officer)

Date 8/29/13

By (Signature and Title)* /s/ Dan Ahrens

Dan Ahrens, Treasurer

(principal financial officer)

Date 8/29/13

* Print the name and title of each signing officer under his or her signature.